[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS


                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                       IMPORTANT SHAREHOLDER INFORMATION


   These materials are for the Annual Meeting of Shareholders scheduled for August 1, 2002 at 3:00 p.m. Eastern time. The enclosed materials discuss two proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain your Prospectus/Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Global Governments Income Trust (the "Trust"). If you specify a vote for both Proposals, your proxy will be voted as you indicate. If you specify a vote for only one Proposal, but not the other, your proxy will be voted as specified and the Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign and date the proxy card, but do not specify a vote for either Proposal, your proxy will be voted FOR both Proposals.

   We urge you to spend a few minutes reviewing the Proposals in the Prospectus/Proxy Statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust may be able to save money by not having to conduct additional mailings.


   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING


  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS


   The Annual Meeting of Shareholders (the "Meeting") of Templeton Global Governments Income Trust (the "Trust") will be held at the Trust's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 1, 2002 at 3:00 p.m. Eastern time.


   During the Meeting, shareholders of the Trust will vote on two proposals (the "Proposals"):

    1. To elect four Trustees of the Trust to hold office for the terms specified.

    2. To approve an Agreement and Plan of Acquisition (the "Plan") between the Trust and Templeton Global Income Fund, Inc. ("Global Income Fund") that provides for: (i) the acquisition of substantially all of the assets of the Trust by Global Income Fund in exchange solely for shares of Global Income Fund; (ii) the distribution of such shares to the shareholders of the Trust; and (iii) the complete liquidation and dissolution of the Trust.

   A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy Statement.

   Shareholders of record as of the close of business on May 17, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary


June 4, 2002


You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope. It is important that you return your signed proxy card promptly so that a quorum may be ensured, and the costs of further solicitations avoided. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Trust at any time before the proxy is exercised or by voting in person at the Meeting.


 Many shareholders hold shares in more than one Templeton fund and will receive proxy material for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                          PROSPECTUS/PROXY STATEMENT


                              Dated May 31, 2002


                         Acquisition of the Assets of
                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
                          500 East Broward Boulevard
                      Fort Lauderdale, Florida 33394-3091
                                (954) 527-7500

                       By and in Exchange for Shares of
                      TEMPLETON GLOBAL INCOME FUND, INC.
                          500 East Broward Boulevard
                      Fort Lauderdale, Florida 33394-3091
                                (954) 527-7500


   This Prospectus/Proxy Statement solicits proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of Templeton Global Governments Income Trust (the "Trust"). You are being asked to vote on two proposals (the "Proposals" or, each, a "Proposal"): (1) to elect four Trustees of the Trust to hold office for the terms specified; and (2) to approve an Agreement and Plan of Acquisition (the "Plan") between the Trust and Templeton Global Income Fund, Inc. ("Global Income Fund") (each, a "Fund" and, together, the "Funds").

   The Meeting will be held at the Trust's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida 33394-3091 on August 1, 2002 at 3:00 p.m. Eastern time. The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") is soliciting these proxies. The Notice of Meeting, Prospectus/Proxy Statement and proxy card were first sent to shareholders of record on or about June 4, 2002.

   If shareholders of the Trust vote to approve the Plan, substantially all of the assets of the Trust will be acquired by, and in exchange for shares of, Global Income Fund, another non-diversified, closed-end management investment company. You will receive shares of Global Income Fund of equivalent aggregate net asset value ("NAV") to your investment in the Trust. The Trust will then be liquidated and dissolved. The Trustees who are elected at the Meeting, along with the other Trustees, will serve until that time.

   Both the Trust and Global Income Fund invest primarily in income-producing securities of government issuers. The investment goals of the Trust and Global Income Fund are similar, but not identical. Global Income Fund's principal investment goal is to provide high current income. Its secondary investment goal is to seek capital appreciation over the long term, but only when consistent with its principal investment goal. The Trust's investment goal is to provide a high level of current income consistent with preservation of capital. Franklin Advisers, Inc. ("Advisers") serves as the investment adviser to both Global Income Fund and the Trust.

   Global Income Fund's shares are traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "GIM," as well as on the Pacific Exchange, Inc. The Trust's shares are also traded on the NYSE under the symbol "TGG." Certain reports, proxy statements and other information about the Funds are filed with the NYSE and may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York, 10005.

   This Prospectus/Proxy Statement gives the information about the proposed transaction and Global Income Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Global Income Fund and the proposed transaction has been filed with the U.S. Securities and Exchange Commission ("SEC") and can be found in the following documents:

  . The Annual Report to Shareholders of Templeton Global Income Fund, Inc. for the fiscal year ended August 31, 2001, which contains financial and performance information for Global Income Fund, is enclosed with and considered a part of this Prospectus/Proxy Statement.

  . A Statement of Additional Information (the "SAI") dated May 31, 2002 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

   You may request a free copy of the SAI without charge by calling 1-800/DIAL BEN(R) (1-800-342-5236) or by writing to Global Income Fund or the Trust at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

   The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                    GENERAL

  What proposals am I voting on?

   You are being asked to vote on two Proposals:

    1. To elect four Trustees of the Trust to hold office for the terms specified; and


    2. To approve an Agreement and Plan of Acquisition between the Trust and Global Income Fund that provides for the acquisition by Global Income Fund of substantially all of the assets of the Trust in exchange solely for shares of Global Income Fund, the distribution of the shares to Trust shareholders and, thereafter, the complete liquidation and dissolution of the Trust.


   The Board of Trustees unanimously recommends that you vote in favor of both Proposals. The Board of Trustees does not intend to bring any other matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board of Trustees is not aware of any other matters to be brought before the Meeting. If any other matter properly comes before the Meeting to be voted on, however, the proxy holders will vote, act and consent on such matters in accordance with the views of management.

  How will the shareholder voting be handled?

   Shareholders of record of the Trust at the close of business on May 17, 2002 (the "Record Date") are entitled to be present and to vote at the Meeting or any adjournment thereof. Each share of record is entitled to one vote (and a fractional vote for each fractional share thereof). The election of Trustees requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting on the Proposal at the Meeting. Approval of the Plan requires the affirmative vote of a majority of the outstanding shares of the Trust.

   Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing, signing and returning the enclosed proxy card or voting by telephone or over the Internet, if eligible. If you vote by any of these three methods, the persons appointed as proxies will officially cast your votes at the Meeting.

   You may revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person. For more details about shareholder voting, please see the "VOTING INFORMATION" section of this Prospectus/Proxy Statement.

PROPOSAL 1:  TO ELECT FOUR TRUSTEES OF THE TRUST TO HOLD OFFICE FOR THE
                   TERMS SPECIFIED

  How are nominees selected?


   The Board of Trustees has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Chairman, Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees." The Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Committee will review shareholders' nominations to fill vacancies on the Board of Trustees if these nominations are submitted in writing and addressed to the Committee at the Trust's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.


  WHO ARE THE NOMINEES AND CURRENT MEMBERS OF THE BOARD OF TRUSTEES?


   The Board of Trustees is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of four Trustees expire. Frank J. Crothers, Rupert H. Johnson, Jr., Fred R. Millsaps and Constantine D. Tseretopoulos have been nominated for three-year terms, set to expire at the 2005 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board of Trustees. (If the Plan is approved, however, none of the Trustees will complete their terms, but will serve until the liquidation and dissolution of the Trust.) In addition, all of the current nominees and Trustees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds").



   Certain Trustees of the Trust hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 14.5%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a NYSE listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of the Trust, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board, Vice President and Trustee of the Trust, and Rupert H. Johnson, Jr., Vice President and Trustee of the Trust. There are no other family relationships among any of the Trustees or nominees for Trustee.


   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee and Trustee, are their name, age and address, as well as their position and length of service with the Trust, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the Trustee.


Nominees for Independent Trustee to serve until 2005 Annual Meeting of
Shareholders:


                                                                 Number of
                                                               Portfolios in
                                                                 Franklin
                                                                 Templeton
                                                                Investments
                                                               Fund Complex
                                                Length of       Overseen by
Name, Age and Address            Position      Time Served       Trustee*        Other Directorships Held
-------------------------------------------------------------------------------------------------------------
Frank J. Crothers (57)           Trustee       Since 1999           17                     None
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power  Ltd.;  Vice  Chairman,  Caribbean  Utilities  Co.  Ltd.;  Director  and
President,  Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
-------------------------------------------------------------------------------------------------------------

Fred R. Millsaps (73)            Trustee       Since 1990           28                     None
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  of  various  business  and  nonprofit  organizations;  and  manager of personal investments (1978-present);  and formerly, Chairman and Chief Executive
Officer,  Landmark Banking  Corporation  (1969-1978);  Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------------

Constantine D.                   Trustee       Since 1999           18                     None
  Tseretopoulos (48)
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit
organizations;   and  formerly,   Cardiology  Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
------------------------------------------------------------------------------------------------------------

Nominee for Interested Trustee to serve until 2005 Annual Meeting of
Shareholders:


                                                                NUMBER OF
                                                                PORTFOLIOS IN
                                                                FRANKLIN
                                                                TEMPLETON
                                                                INVESTMENTS
                                                                FUND COMPLEX
                                                LENGTH OF       OVERSEEN BY
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     TRUSTEE*        OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------
**Rupert H. Johnson, Jr. (61)    Vice          Vice President      117          None
  One Franklin Parkway         President       since 1996
  San Mateo, CA                and Trustee     and Trustee
  94403-1906                                   since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.; and officer of 51 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES SERVING UNTIL 2004 ANNUAL MEETING OF SHAREHOLDERS:

--------------------------------------------------------------------------------------------------------------
Harris J. Ashton (69)           Trustee         Since 1992         133          Director, RBC Holdings, Inc.
 500 East Broward Blvd.                                                         (bank holding company) and
 Suite 2100                                                                     Bar-S Foods (meat packing
 Ft. Lauderdale, FL                                                             company).
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
--------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (69)       Trustee         Since 1992          134          None
  500 East Broward Blvd.
  Suite 2100
  Ft. Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------------------------------------
Andrew H. Hines, Jr. (79)      Trustee         Since 1990          28           None
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and Executive-in-Residence, Eckerd
College (1991-present); and formerly, Chairman and Director, Precise Power
Corporation (1990-1997); Director, Checkers Drive-In Restaurant, Inc.
(1994-1997); and Chairman of the Board and Chief Executive Officer, Florida
Progress Corporation (holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------

                                                           Number of
                                                         Portfolios in
                                                           Franklin
                                                           Templeton
                                                          Investments
                                                         Fund Complex
                                          Length of       Overseen by
Name, Age and Address       Position     Time Served       Trustee*          Other Directorships Held
---------------------       --------     -----------      -------------    ------------------------------
Gordon S. Macklin (74)      Trustee      Since 1993           133         Director, White Mountains
 500 East Broward Blvd.                                                   Insurance Group, Ltd.; Martek
 Suite 2100                                                               Biosciences Corporation;
 Ft. Lauderdale, FL                                                       WorldCom, Inc.
 33394-3091                                                               (communications services);
                                                                          MedImmune, Inc.
                                                                          (biotechnology); Overstock.com
                                                                          (Internet services); and
                                                                          Spacehab, Inc. (aerospace
                                                                          services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and formerly,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking) (until 1992);  and President,
National Association of Securities Dealers, Inc. (until 1987).
----------------------------------------------------------------------------------------------------------

Independent Trustees serving until 2003 Annual Meeting of Shareholders:

-----------------------------------------------------------------------------------------------------------
 Edith E. Holiday (50)      Trustee      Since 1996           82          Director, Amerada Hess
  500 East Broward Blvd.                                                  Corporation (exploration and
  Suite 2100                                                              refining of oil and gas);
  Ft. Lauderdale, FL                                                      Hercules Incorporated
  33394-3091                                                              (chemicals, fibers and resins);
                                                                          Beverly Enterprises, Inc.
                                                                          (health care); H.J. Heinz
                                                                          Company (processed foods
                                                                          and allied products); RTI
                                                                          International Metals, Inc.
                                                                          (manufacture and distribution
                                                                          of titanium); Digex
                                                                          Incorporated (web hosting
                                                                          provider); and Canadian
                                                                          National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies;  and formerly,  Assistant to the President of the
United States and Secretary of the Cabinet  (1990-1993);  General Counsel to the
United States Treasury  Department  (1989-1990);  and Counselor to the Secretary
and Assistant  Secretary for Public  Affairs and Public  Liaison--United  States
Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------

 Betty P. Krahmer (72)      Trustee      Since 1990           22          None
  500 East Broward Blvd.
  Suite 2100
  Ft. Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or trustee of  various  civic  associations;  and  formerly,  Economic
Analyst, U.S. government.

------------------------------------------------------------------------------------------------------------------

Interested Trustees serving until 2003 Annual Meeting of Shareholders:



                                                           Number of
                                                         Portfolios in
                                                          Franklin
                                                          Templeton
                                                         Investments
                                                         Fund Complex
                                          Length of      Overseen by
Name, Age and Address      Position      Time Served      Trustee*          Other Directorships Held
---------------------      -----------  --------------  -------------  ----------------------------------
**Nicholas F. Brady (72)    Trustee      Since 1993           63          Director, Amerada Hess
 500 East Broward Blvd.                                                   Corporation (exploration and
 Suite 2100                                                               refining of oil and gas); C2, Inc.
 Ft. Lauderdale, FL                                                       (operating and investment
 33394-3091                                                               business); and H.J. Heinz
                                                                          Company (processed foods and
                                                                          allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  formerly,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
------------------------------------------------------------------------------------------------------------

**Charles B. Johnson (69)   Chairman of   Chairman of         133         None
 One Franklin Parkway       the Board,    the Board and
 San Mateo, CA              Trustee and   Trustee since
 94403-1906                    Vice          1995 and
                             President    Vice President
                                            since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive  Officer,  Member--Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; Director,  Fiduciary Trust Company  International;  officer and/or  director  or  trustee,  as the  case  may  be,  of  most  of  the  other subsidiaries  of Franklin  Resources,  Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------

--------
* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.

** Nicholas F. Brady, Charles B. Johnson and Rupert H. Johnson, Jr. are
   "interested persons" of the Trust as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Messrs. Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust due to their positions as officers and directors and major shareholders of Resources, which is the parent company of the Trust's adviser, and their positions with the Trust. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Trustees of the Trust are Independent Trustees.

  Security Ownership of Trustees



   The following tables provide the dollar range of equity securities of the Trust and of funds in Franklin Templeton Investments beneficially owned by the Trustees as of March 31, 2002.


Independent Trustees


                                                      Aggregate Dollar Range of
                                                      Equity Securities in all
                                                                Funds
                                                       Overseen by the Trustee
                            Dollar Range of Equity             in the
                                  Securities             Franklin Templeton
Name of Trustee                  in the Trust         Investments Fund Complex
---------------             ----------------------    -------------------------
Harris J. Ashton..........       $1 - $10,000               Over $100,000
Frank J. Crothers.........           None                   Over $100,000
S. Joseph Fortunato.......       $1 - $10,000               Over $100,000
Andrew H. Hines, Jr.......       $1 - $10,000               Over $100,000
Edith E. Holiday..........       $1 - $10,000               Over $100,000
Betty P. Krahmer..........       $1 - $10,000               Over $100,000
Gordon S. Macklin.........     $10,001 - $50,000            Over $100,000
Fred R. Millsaps..........           None                   Over $100,000
Constantine D.
  Tseretopoulos...........           None                   Over $100,000



Interested Trustees


                                                      Aggregate Dollar Range of
                                                      Equity Securities in all
                                                                Funds
                                                       Overseen by the Trustee
                            Dollar Range of Equity             in the
                                  Securities             Franklin Templeton
Name of Trustee                  in the Trust         Investments Fund Complex
---------------             ----------------------    -------------------------
Nicholas F. Brady.........       $1 - $10,000               Over $100,000
Charles B. Johnson........       $1 - $10,000               Over $100,000
Rupert H. Johnson, Jr.....           None                   Over $100,000


  How often do the Trustees meet and what are they paid?


   The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Trust and the Trust's investment performance. The Trustees also oversee the services furnished to the Trust by Advisers, the Trust's investment adviser, and various other service providers. The Trust currently pays the Independent Trustees and Mr. Brady an annual retainer of $2,000 and a fee of $100 per Board meeting attended. Trustees serving on the Audit Committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting.


   During the fiscal year ended August 31, 2001, there were five meetings of the Board of Trustees, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Trustee then in office attended at least 75% of the aggregate number of meetings of the Board of Trustees and of the committee(s) on which he or she served.

   Certain Trustees and officers of the Trust are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by Advisers and its affiliates from the funds in Franklin Templeton Investments. Advisers or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Trust expenses.



                                                                                    Number of Boards in
                                                         Total Compensation         Franklin Templeton
                                   Aggregate           from Franklin Templeton   Investments Fund Complex
                             Compensation from the         Investment Fund           on which Trustee
Name of Trustee                   Trust(1)                   Complex(2)                  Serves(3)
---------------              ---------------------     -----------------------   ------------------------
Harris J. Ashton..........          $2,500                    $353,221                      48
Nicholas F. Brady.........           2,500                     134,500                      18
Frank J. Crothers.........           2,524                      92,000                      14
S. Joseph Fortunato.......           2,500                     352,380                      49
Andrew H. Hines, Jr.......           2,526                     201,500                      19
Edith E. Holiday..........           2,500                     254,670                      28
Betty P. Krahmer..........           2,500                     134,500                      18
Gordon S. Macklin.........           2,500                     353,221                      48
Fred R. Millsaps..........           2,525                     201,500                      19
Constantine D.
  Tseretopoulos...........           2,535                      94,500                      15

-------------
(1) Compensation received for the fiscal year ended August 31, 2001.

(2) For the calendar year ended December 31, 2001.

(3) We base the number of boards on the number of registered investment companies in Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.



   The table above indicates the total fees paid to Trustees by the Trust individually, and by all of the Franklin Templeton funds. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Trust's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

  Who are the Executive Officers of the Trust?

   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board of Trustees. Listed below for each Executive Officer are their name, age and address, as well as their position and length of service with the Trust, and principal occupation during the past five years.


Name, Age and Address              Position             Length of Time Served
-------------------------------------------------------------------------------
Charles B. Johnson              Chairman of the       Chairman of the Board and
                            Board, Trustee and Vice    Trustee since 1995 and
                                   President          Vice President since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Interested Trustees serving until 2003 Annual Meeting of Shareholders" for information about Mr. Charles B. Johnson.
-------------------------------------------------------------------------------

Gregory E. McGowan (52)            President                 Since 1996
  500 East Broward Blvd.
  Suite 2100
  Ft. Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Templeton Investment Counsel, LLC; Executive Vice President-International Development, Chief International General Counsel and Director, Templeton Worldwide, Inc.; Executive Vice President, General Counsel and Director, Templeton International, Inc.; Executive Vice President and Secretary, Templeton Global Advisors Limited; officer of four of the investment companies in Franklin Templeton Investments; and formerly, Senior Attorney,
U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------

Rupert H. Johnson, Jr.     Trustee and                  Trustee since 1992 and
                            Vice President             Vice President since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Nominee for Interested Trustee to serve until 2005 Annual Meeting of Shareholders" for information about Mr. Rupert Johnson.
--------------------------------------------------------------------------------

Harmon E. Burns (57)            Vice President               Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin
Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

Name, Age and Address               Position              Length of Time Served
---------------------               --------              ---------------------
Charles E. Johnson (45)          Vice President                Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

Jeffrey A. Everett (38)          Vice President                Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau,
   Bahamas *

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------

Martin L. Flanagan (41)          Vice President                Since 1989
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

John R. Kay (61)                 Vice President                Since 1994
  500 East Broward Blvd.
  Suite 2100
  Ft. Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------

Name, Age and Address               Position              Length of Time Served
---------------------               --------              ---------------------

Murray L. Simpson (64)         Vice President and              Since 2000
  One Franklin Parkway         Assistant Secretary
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------

Barbara J. Green (54)          Vice President and          Vice President since
  One Franklin Parkway              Secretary             2000 and  Secretary
  San Mateo, CA                                                since 1996
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------

David P. Goss (55)               Vice President and            Since 2000
  One Franklin Parkway       Assistant    Secretary
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------

Michael D. Magdol (65)          Vice President--             Since May 2002
600 5th Avenue                   AML Compliance
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 40 of the investment companies in Franklin Templeton Investments.

-------------------------------------------------------------------------------

Bruce S. Rosenberg (40)             Treasurer                  Since 2000
  500 East Broward Blvd.
  Suite 2100
  Ft. Lauderdale, FL
  33394-3091
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.

-------------------------

* Mr. Everett has authorized Templeton Worldwide, Inc., Attention Law Department, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394-3091, as agent, to receive notices on his behalf.

AUDIT COMMITTEE

   The Board of Trustees has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Trustees and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian, reviews both the audit and non-audit work of the Trust's independent auditors, and submits a recommendation to the Board of Trustees as to the selection of independent auditors.

   Selection of Independent Auditors. Upon the recommendation of the Audit Committee, the Board of Trustees selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC in connection with the annual audit of the Trust's financial statements for the fiscal year ended August 31, 2001 were $18,085.

   Financial Information Systems Design and Implementation Fees. PwC did not render any services with respect to financial information systems design and implementation during the fiscal year ended August 31, 2001 to the Trust or entities affiliated with the Trust that provide services to the Trust.

   All Other Fees. PwC did not render any non-audit services, including fees for tax-related services, to the Trust or entities affiliated with the Trust that provide services to the Trust for the fiscal year ended August 31, 2001.

   Audit Committee Report. The Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. The charter was filed with the proxy statement for the Trust's 2001 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Trust's audited financial statements and met with management, as well as with PwC, the Trust's independent auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with its review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Trust's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the company's accounting principles.

   Based on its discussions with management and the Trust's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 2001 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Fred R. Millsaps (Chairman)
                                          Frank J. Crothers
                                          Andrew H. Hines, Jr.
                                          Constantine D. Tseretopoulos

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF ACQUISITION THAT PROVIDES FOR
             THE ACQUISITION BY GLOBAL INCOME FUND OF SUBSTANTIALLY ALL OF THE ASSETS OF THE TRUST IN EXCHANGE SOLELY FOR SHARES OF GLOBAL INCOME FUND


                                    Summary

   This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A) and the Annual Report to Shareholders of Global Income Fund (enclosed as Exhibit B).


   At meetings held in January and February, 2002, the Board of Trustees considered a proposal to reorganize the Trust into Global Income Fund. Having duly considered the factors it deemed relevant, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Plan in substantially the form attached to this Prospectus/Proxy Statement and voted to recommend that Trust shareholders approve the Plan. If Trust shareholders approve the Plan, it will result in the transfer of substantially all of the Trust's assets to Global Income Fund in exchange for shares of common stock, par value $0.01 per share of Global Income Fund ("Global Income Fund Shares") of equivalent aggregate NAV. The Global Income Fund Shares will then be distributed to Trust shareholders and the Trust will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of the Trust and will become a shareholder of Global Income Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place (the "Closing Date") and which is currently expected to occur shortly after the Meeting. If the Plan is approved by shareholders, Trustees elected at the Meeting will continue to serve until the Trust is completely liquidated and dissolved.



   Advisers manages Global Income Fund as well as the Trust. Global Income Fund has investment goals and policies that are substantially similar, but not identical, to those of the Trust. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees has determined that the Transaction is in the best interests of Trust shareholders. The Board of Trustees and the Board of Directors of Global Income Fund (the "Board of Directors" or the "Directors") also concluded that no dilution in value would result to either the shareholders of the Trust or Global Income Fund as a result of the Transaction.



   Global Income Fund, like the Trust, is a non-diversified, closed-end management investment company. Each Fund has one class of shares, which are listed on the NYSE. Global Income Fund's shares are also listed on the Pacific Exchange, Inc.



   It is expected that Trust shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for Global Income Fund Shares. You should, however, consult your tax adviser regarding the effect, if any, of the Transaction, in light of your individual circumstances. You should also consult your tax adviser about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information About the Transaction--What are the tax consequences of the Transaction?"


      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

                    Comparisons of Some Important Features

  How do the investment goals and policies of the Funds compare?

   The Trust's investment goal is to provide a high level of current income consistent with preservation of capital. Global Income Fund's principal investment goal is to provide high current income. Global Income Fund's secondary investment goal is to seek capital appreciation, but only when consistent with its principal investment goal. Therefore, while both Funds seek to provide high current income, the primary difference between the Funds' investment goals is that the Trust's goal is to do so while attempting to preserve capital, but not to seek capital appreciation.


   Under normal market conditions, the Trust invests at least 65% of its total assets in debt securities issued or guaranteed by governments, government agencies, supranational entities, political subdivisions and other government entities ("Government Entities"), and also invests at least 65% of its total assets in investment grade Government Entities and corporate debt securities (together, the "Trust Investment Policy"). Effective July 31, 2002, as a matter of non-fundamental investment policy, subject to change only upon 60 days' advance notice to shareholders, the Trust will, under normal circumstances, invest at least 80% of its net assets in income-producing securities issued by Government Entities. Under normal market conditions, Global Income Fund invests at least 65% of its total assets in debt securities issued or guaranteed by Government Entities, as well as corporate debt securities, preferred equity securities and debt obligations of banks (the "Fund Investment Policy"). Effective July 31, 2002, as a matter of non-fundamental investment policy, subject to change only upon 60 days' advance notice to shareholders, Global Income Fund will, under normal circumstances, invest at least 80% of its net assets in income-producing securities.


   Although both Funds focus on investments in income-producing debt securities of Government Entities, and have substantially similar investment strategies and policies, there are several differences between the Funds' policies as they relate to the type and quality of debt securities in which each Fund is permitted to invest. In accordance with the Trust Investment Policy, the Trust is required to invest at least 65% of its total assets in debt securities of Government Entities and at least 65% of its total assets in investment grade debt securities. In contrast, Global Income Fund is not required to invest a specific percent of its assets in securities of Government Entities. In addition, Global Income Fund has no similar limitation on the debt securities it acquires. Therefore, Global Income Fund may invest in a wider range of lower-rated, higher-yielding debt securities, and in greater amounts, than the Trust. As a result, Global Income Fund may be subject to greater credit risk and volatility than the Trust to the extent Global Income Fund invests in such lower-rated securities. Third, Global Income Fund, in pursuing the capital appreciation component of its investment goals, may invest up to 35% of its total assets in dividend-paying common stocks of U.S. and foreign corporations--the Trust is not so authorized except in limited circumstances.

   While Global Income Fund's investment goals and policies permit it to invest in lower-rated debt securities and common stocks, such Fund historically has not been substantially invested in such securities.

   For more information about the investment goals and policies of the Funds, please see the "Comparison of Investment Goals and Policies" section of this Prospectus/Proxy Statement.

  What are the risks of an investment in the Funds?

   As with most investments, investments in the Trust and Global Income Fund involve risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment goals.

   The risks associated with an investment in each Fund are substantially similar. These risks include the risks of investing in foreign securities and in debt securities, which include interest rate, income, market and call risks (each of which is described more fully below). Furthermore, both Funds are subject to the credit and related risks of investments in lower-rated debt securities, although these risks are potentially greater for Global Income Fund because of its ability to invest a greater portion of its assets in such securities. To the extent Global Income Fund invests in common stocks, it will also be subject to general stock market risk. Both Funds are subject to the risks associated with being non-diversified, closed-end management investment companies.

   Although neither Fund currently does so to a significant extent, to the extent the Funds purchase and sell options and futures contracts, or enter into foreign currency exchange contracts, the Funds may be subject to additional volatility and potential losses associated with derivatives.

   For more information about the risks of the Funds, please see the section "Comparison of Investment Goals and Policies--What are the risk factors associated with investments in the Funds?"

  Who manages the Funds?


   The management of the business and affairs of the Trust and Global Income Fund is the responsibility of the Board of Trustees of the Trust and the Board of Directors of Global Income Fund, respectively (each a "Board" and, collectively, the "Boards"). The composition of the Boards of the Funds is identical, except that Rupert H. Johnson, Jr. is a Trustee of the Trust, but not a Director of Global Income Fund. Mr. Rupert Johnson is an Executive Officer of both Funds. Please see Proposal 1 for more information about the Trustees of the Trust and Directors of Global Income Fund (information regarding Mr. Rupert Johnson is contained in the table entitled "Nominee for Interested Trustee to serve until 2005 Annual Meeting of Shareholders" in Proposal 1). Except for Mr. Rupert Johnson, the Directors, Trustees, and officers of each Fund commenced service at the same time. Both Funds have staggered Boards, with each Trustee or Director serving an applicable three year term. The terms of the Trustees are set forth in Proposal 1. The terms for Directors Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Andrew
H. Hines, Jr. expire in 2003. The terms for Directors Frank J. Crothers, Charles B. Johnson, Betty P. Krahmer and Fred R. Millsaps expire in 2004. The terms for Directors Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos expire in 2005. These terms continue, however, until successors are duly elected and qualified.


   Each Fund is a non-diversified, closed-end investment company registered with the SEC. The Trust was organized as a Massachusetts business trust on October 13, 1988. Global Income Fund was organized as a Maryland corporation on January 28, 1988.


   Subject to the supervision of each Fund's Board, Advisers manages the assets of each Fund in accordance with the Fund's stated investment objectives, policies and restrictions and makes investment decisions for each Fund, including placing purchase and sell orders for securities. Advisers' address is One Franklin Parkway, San Mateo, California 94403-1906. Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 53 registered investment companies, with approximately 155 U.S.-based funds or series. They have more than $275 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts as of April 30, 2002. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr. Prior to July 2001, investment advisory services were provided to both Funds by Templeton Investment Counsel, LLC, through its Templeton Global Bond Managers Division. Templeton Investment Counsel, LLC assigned both advisory contracts to Advisers, which assumed the contracts without any resulting "change in control" of the investment adviser within the meaning of the 1940 Act. Members of the investment management team previously employed by Templeton Investment Counsel, LLC continue to be responsible for the Trust's and Global Income Fund's day-to-day management.

   The portfolio management team responsible for both the Trust's and Global Income Fund's day-to-day management is:

   Alexander C. Calvo, Senior Vice President, Portfolio Manager, and Director, International Bonds Group. Mr. Calvo has been a manager of each Fund since 2001. He joined Franklin Templeton Investments in 1995.


   Michael Hasenstab, Portfolio Manager/Research Analyst of Advisers. Mr. Hasenstab has been a manager of each Fund since February 2002. He joined Franklin Templeton Investments in 1995.


   Each Fund has a separate management agreement with Advisers under which Advisers receives a management fee based on the following schedule:

                      Annual Rate Average Daily Net Assets
                      ----------- ------------------------
                         0.55%       First $200 million
                         0.50%       Over $200 million

   Global Income Fund also pays a separate administration fee to Franklin Templeton Services, LLC ("FT Services") equal to:


        Annual Rate Average Daily Net Assets
        ----------- ------------------------
          0.15%     First $200 million
          0.135%    Over $200 million, up to and including $700 million
          0.10%     Over $700 million

   The Trust pays a separate administration fee to FT Services equal to:

                      Annual Rate Average Daily Net Assets
                      ----------- ------------------------
                         0.25%           All assets

   FT Services has a Sub-Administration Agreement with Morgan Stanley Advisors, Inc. ("MS Advisors"), whereby MS Advisors provides certain administrative services. FT Services pays MS Advisors an administrative fee monthly at an annual rate of 0.15% per year of the Trust's average daily net assets.

  What are the fees and expenses of each Fund and what might they be after the Transaction?

   The following table describes the fees and expenses that you may pay if you buy and hold shares of the Trust or Global Income Fund. The table also shows the estimated expense levels for Global Income Fund after the Transaction based on expenses incurred for the twelve-month period ended February 28, 2002. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly.

                                   Fee Table
                     for The Trust and Global Income Fund

                                                                                    Global Income
                                                                      Global Income  Fund After
                                                            The Trust     Fund       Transaction
                                                            --------- ------------- -------------
Shareholder Transaction Expenses*
Sales Load
(as a percentage of offering price)........................   None         None          None
Dividend Reinvestment and Cash Purchase Plan Fees**........   None        $5.00         $5.00
Annual Expenses
(as percentage of net assets attributable to common shares)
Management Fees............................................   0.54%        0.50%         0.50%
Other Expenses***..........................................   0.42%        0.25%         0.25%
                                                              ----        -----         -----
Total Annual Expenses......................................   0.96%        0.75%         0.75%
                                                              ====        =====         =====

--------
* Information provided is for each Fund's shares for the twelve-month period ended February 28, 2002. The pro forma combined expenses are based on the average net assets of the Funds as of February 28, 2002.
** Only Global Income Fund has a Cash Purchase Plan.
*** Other expenses include administration fees, transfer agent fees, custodian fees, registration and filing fees, professional fees and Trustees/Directors fees and expenses.

Example

   This example can help you compare the cost of investing in the Trust with the cost of investing in Global Income Fund. It assumes:

[_] You invest $1,000 for the periods shown;
[_] Your investment has a 5% return each year;
[_] The Fund's operating expenses remain the same each year; and
[_] You sell your shares at the end of the periods shown.

   Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
The Trust....................................... $9.79  $30.58  $53.09  $117.81
Global Income Fund.............................. $7.66  $23.97  $41.69  $ 93.03
Projected Global Income Fund (after Transaction) $7.66  $23.97  $41.69  $ 93.03

  How do the performance records of the Funds compare?


   The table below provides performance data for periods ended February 28, 2002 based on each Fund's NAV and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or not performance will be affected by the Transaction.

                                 The Trust            Global Income Fund
    -                    ------------------------  ------------------------
    Net Asset Value      Cumulative Average Annual Cumulative Average Annual
    ---------------      ---------- -------------- ---------- --------------
    one year............     7.84%       7.84%         8.61%       8.62%
    three year..........    17.31%       5.46%        19.53%       6.13%
    five year...........    23.70%       4.35%        28.76%       5.19%
    since inception(1)     138.90%       6.78%       175.10%       7.52%

    Market Value
    ------------
    one year............    11.03%      11.03%        13.27%      13.28%
    three year..........    20.31%       6.36%        29.41%       8.97%
    five year...........    29.83%       5.36%        39.65%       6.91%
    since inception(1)     111.47%       5.81%       147.06%       6.70%

--------
(1) The inception date for the Trust is November 22, 1988. The inception date for Global Income Fund is March 17, 1988.


   Shares of closed-end investment companies, such as the Funds, frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period.



   During the period since inception of the Funds, the Funds have traded at a premium from time to time; however, since 1993, the shares of both Funds have generally traded at a discount to NAV, and do so currently. It is not possible to state whether shares of Global Income Fund will trade at a premium or discount to NAV following the Transaction, or the extent of any such premium or discount.


   The following table shows the history of public trading of the Trust's shares by quarter for the last two fiscal years and the first two quarters of the Trust's current fiscal year.

                            Net Asset Value  Market Price   Percentage Discount
                            --------------- --------------- ------------------
          Quarter Ended     High     Low     High     Low    High      Low
          -------------      -----   -----  ------- -------  -----     -----
          November 30, 1999 $7.15   $6.94   $6.4380 $5.8750  9.96%    15.35%
          February 29, 2000 $7.04   $6.83   $6.1250 $5.6250 13.00%    17.64%
          May 31, 2000..... $6.94   $6.41   $5.8130 $5.3130 16.24%    17.11%
          August 31, 2000.. $6.76   $6.54   $6.0000 $5.4380 11.24%    16.85%
          November 30, 2000 $6.60   $6.24   $5.9380 $5.4380 10.03%    12.85%
          February 28, 2001 $6.75   $6.33   $6.1400 $5.5630  9.04%    12.12%
          May 31, 2001..... $6.62   $6.22   $6.1800 $5.6700  6.65%     8.84%
          August 31, 2001.. $6.49   $6.12   $6.1300 $5.6800  5.55%     7.19%
          November 30, 2001 $6.54   $6.37   $6.2700 $5.9400  4.13%     6.75%
          February 28, 2002 $6.57   $6.40   $6.3300 $6.0000  4.14%     6.25%

   The following table shows the history of public trading of Global Income Fund Shares by quarter for the last two fiscal years and the first two quarters of Global Income Fund's current fiscal year.

                            Net Asset Value  Market Price   Percentage Discount
                            --------------- --------------- ------------------
          Quarter Ended     High     Low     High     Low    High      Low
          -------------      -----   -----  ------- -------  -----     -----
          November 30, 1999 $7.59   $7.39   $6.6250 $6.1250 12.71%    17.12%
          February 29, 2000 $7.50   $7.28   $6.1250 $5.8130 18.33%    20.15%
          May 31, 2000..... $7.37   $6.84   $6.0630 $5.5000 17.73%    19.59%
          August 31, 2000.. $7.23   $7.05   $6.3750 $5.8130 11.83%    17.55%
          November 30, 2000 $7.12   $6.72   $6.2500 $5.8130 12.22%    13.50%
          February 28, 2001 $7.30   $6.86   $6.6800 $5.8130  8.49%    15.26%
          May 31, 2001..... $7.17   $6.76   $6.7200 $6.1000  6.28%     9.76%
          August 31, 2001.. $7.01   $6.61   $6.5800 $6.1900  6.13%     6.35%
          November 30, 2001 $7.08   $6.90   $6.7900 $6.2400  4.10%     9.57%
          February 28, 2002 $7.11   $6.95   $6.8300 $6.2800  3.94%     9.64%


   As of May 17, 2002, the NAV of a share of the Trust was $6.65, and the market price per share was $6.50. As of that same date, the NAV of a share of Global Income was $7.18 and the market price per shares was $7.11.


  What are the financial highlights of each Fund?


   The tables below set forth certain specified information for a share of each Fund outstanding through each period presented. Except where noted, the information for each fiscal year end has been audited. This information is derived from financial and accounting records of each Fund. The information should be read in conjunction with the financial statements and notes contained in each Fund's Annual Report. Global Income Fund's Annual Report for the fiscal year ended August 31, 2001 is enclosed as Exhibit B.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights


                                                                        Year Ended August 31,
                                                         ---------------------------------------------------
                                   Period Sept. 1, 2001-
                                       Feb. 28, 2002       2001      2000      1999       1998       1997
                                   --------------------- --------  --------  --------  --------   ----------
                                        (unaudited)
Per Share Operating
  Performance+
(for a share outstanding
  throughout the year)
Net asset value, beginning of year       $   6.99        $   7.06  $   7.50  $   7.67  $   8.35   $     8.34
                                         --------        --------  --------  --------  --------   ----------
Income from investment operations:
   Net investment income..........           .22 (b)          .56       .60       .61       .60          .60
   Net realized and unrealized
     gains (losses)...............           .14 (b)         (.11)     (.46)     (.18)     (.71)         .01
                                         --------        --------  --------  --------  --------   ----------
Total from investment operations..            .36             .45       .14       .43      (.11)         .61
                                         --------        --------  --------  --------  --------   ----------
Capital share repurchases.........             --             .03       .02       .01       .03           --
                                         --------        --------  --------  --------  --------   ----------
Less distributions from:
   Net investment income..........           (.27)           (.31)     (.60)     (.60)     (.60)        (.60)
   Net realized gains.............             --              --        --      (.01)       --           --
   Tax return of capital..........             --            (.24)       --        --        --           --
                                         --------        --------  --------  --------  --------   ----------
Total distributions...............           (.27)           (.55)     (.60)     (.61)     (.60)        (.60)
                                         --------        --------  --------  --------  --------   ----------
Net asset value, end of year......       $   7.08        $   6.99  $   7.06  $   7.50  $   7.67   $     8.35
                                         ========        ========  ========  ========  ========   ==========
Market value, end of year(a)......       $ 6.8000        $ 6.5500  $ 6.1875  $ 6.5625  $ 6.4375   $   7.5625
                                         ========        ========  ========  ========  ========   ==========
Total Return (based on market
  value per share)*...............           8.10%          15.44%     3.97%    11.29%    (7.69)%      17.12%

Ratios/Supplemental Data
   Net assets, end of
     year (000's).................       $773,746        $763,696  $797,122  $862,788  $891,785   $1,002,756
Ratios to average net assets
   Expenses.......................            .73%**          .75%      .75%      .76%      .74%         .75%
   Net investment income..........           6.43%**(b)      8.11%     8.12%     7.70%     7.26%        7.05%
Portfolio turnover rate...........          49.03%          66.27%   110.36%    66.07%    74.55%      191.83%

--------
 + Based on average weighted shares outstanding effective year ended August 31,
   1999.
(a) Based on the last sale on the NYSE.
(b) The AICPA Audit and Accounting Guide of Investment Companies was implemented, resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002:
        Net investment income per share..................... $(0.05)
        Net realized and unrealized (losses) per share......   0.05
        Ratio of net investment income to average net assets  (1.31)%**


 * Total Return is not annualized.
** Annualized.

                                                                Year Ended August 31,
                                              --------------------------------------------------------
                                                 1996       1995      1994*        1993        1992
                                              ----------  --------  --------   ----------   ----------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........... $     8.00  $   7.89  $   8.57   $     8.86   $     8.48
                                              ----------  --------  --------   ----------   ----------
Income from investment operations
   Net investment income.....................        .63       .64       .67          .79          .84
   Net realized and unrealized gain (loss)...        .31       .11      (.75)        (.36)         .38
                                              ----------  --------  --------   ----------   ----------
Total from investment operations.............        .94       .75      (.08)         .43         1.22
                                              ----------  --------  --------   ----------   ----------
Distributions
   Dividends from net investment income......       (.41)     (.64)     (.06)        (.64)        (.84)
   Distributions from net realized gains.....         --        --      (.12)        (.06)          --
   Tax basis return of capital...............       (.19)       --      (.42)        (.02)          --
                                              ----------  --------  --------   ----------   ----------
Total distributions..........................       (.60)     (.64)     (.60)        (.72)        (.84)
                                              ----------  --------  --------   ----------   ----------
Change in net asset value....................        .34       .11      (.68)        (.29)         .38
                                              ----------  --------  --------   ----------   ----------
Net asset value, end of year................. $     8.34  $   8.00  $   7.89   $     8.57   $     8.86
                                              ==========  ========  ========   ==========   ==========
Market value, end of year+................... $     7.00  $   6.75  $   6.81   $     8.00   $    9.375
TOTAL RETURN
Based on market value per share..............      12.75%     8.80%    (7.64)%      (7.07)%      21.30%
Based on net asset value per share...........      13.34%    11.30%     (.15)%       5.34%       14.90%
Ratios/Supplemental Data
Net assets, end of year (000)................ $1,004,606  $964,013  $949,850   $1,032,770   $1,055,456
Ratio of expenses to average net assets......        .72%      .78%      .79%         .79%         .81%
Ratio of net investment income to average net
  assets.....................................       7.67%     8.19%     8.17%        9.40%        9.68%
Portfolio turnover rate......................     112.59%   104.37%   138.34%      264.61%      189.94%

--------
*  Based on weighted average shares outstanding.
+  Unaudited.

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights


                                                                          Year Ended August 31,
-                                                           -------------------------------------------------
                                      Period Sept. 1, 2001-
                                          Feb. 28, 2002       2001      2000      1999       1998      1997
                                      --------------------- --------  --------  --------  --------   --------
                                           (unaudited)
Per Share Operating Performance+
(for a share outstanding throughout
  the year)
Net asset value, beginning of year...       $   6.45        $   6.54  $   7.04  $   7.25  $   7.98   $   8.01
                                            --------        --------  --------  --------  --------   --------
Income from investment operations:
   Net investment income.............            .20(b)          .50       .55       .56       .55        .56
   Net realized and unrealized gains
     (losses)........................            .10(b)         (.11)     (.46)     (.17)     (.69)       .01
                                            --------        --------  --------  --------  --------   --------
Total from investment operations.....            .30             .39       .09       .39      (.14)       .57
                                            --------        --------  --------  --------  --------   --------
Capital share repurchases............             --             .02       .01        --       .01         --
                                            --------        --------  --------  --------  --------   --------
Less distributions from:
   Net investment income.............           (.24)           (.19)     (.55)     (.60)     (.45)      (.56)
   Net realized gains................             --              --        --        --      (.02)      (.03)
   Tax return of capital.............             --            (.31)     (.05)       --      (.13)      (.01)
                                            --------        --------  --------  --------  --------   --------
Total distributions..................           (.24)           (.50)     (.60)     (.60)     (.60)      (.60)
                                            --------        --------  --------  --------  --------   --------
Net asset value, end of year.........       $   6.51        $   6.45  $   6.54  $   7.04  $   7.25   $   7.98
                                            ========        ========  ========  ========  ========   ========
Market value, end of year(a).........       $ 6.2000        $ 6.1300  $ 5.8125  $ 6.1250  $ 6.0625   $ 7.5625
                                            ========        ========  ========  ========  ========   ========
Total Return (based on market value
  per share)*........................           5.10%          14.93%     4.90%    10.49%   (13.02)%    15.01%

Ratios/Supplemental Data
   Net assets, end of year (000's)...       $141,393        $139,933  $145,628  $159,448  $164,196   $182,223
Ratios to average net assets:
   Expenses..........................            .94%**          .95%      .98%     1.02%     1.02%       .97%
   Net investment income.............           6.26%**(b)      7.78%     7.96%     7.51%     6.98%      6.90%
Portfolio turnover rate..............          44.64%          58.22%    95.04%    55.00%    52.28%    197.82%

--------
 + Based on average weighted shares outstanding effective year ended August 31,
   1999.
(a) Based on the last sale on the NYSE.
(b) The AICPA Audit and Accounting Guide of Investment Companies was implemented, resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002:
        Net investment income per share..................... $(0.04)
        Net realized and unrealized (losses) per share......   0.04
        Ratio of net investment income to average net assets  (1.30)%**


 * Total Return is not annualized.
** Annualized.

                                                                    Year Ended August 31,
                                                     --------------------------------------------------
                                                       1996      1995      1994*       1993      1992
                                                     --------  --------  --------   --------   --------
Per Share Operating Performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.................. $   7.71  $   7.56  $   8.37   $   9.04   $   8.54
                                                     --------  --------  --------   --------   --------
Income from investment operations:
   Net investment income............................      .60       .64       .64        .74        .84
   Net realized and unrealized gains (loss).........      .30       .15      (.81)      (.55)       .50
                                                     --------  --------  --------   --------   --------
Total from investment operations....................      .90       .79      (.17)       .19       1.34
                                                     --------  --------  --------   --------   --------
Distributions:
   Dividends from net investment income.............     (.35)     (.59)       --       (.53)      (.84)
   Distributions from net realized gains............       --        --      (.07)      (.21)        --
   Amount in excess of net investment income........       --      (.05)     (.05)      (.06)        --
   Tax basis return of capital......................     (.25)       --      (.52)      (.06)        --
                                                     --------  --------  --------   --------   --------
Total distributions.................................     (.60)     (.64)     (.64)      (.86)      (.84)
                                                     --------  --------  --------   --------   --------
Change in net asset value...........................      .30       .15      (.81)      (.67)       .50
                                                     --------  --------  --------   --------   --------
Net asset value, end of year........................ $   8.01  $   7.71  $   7.56   $   8.37   $   9.04
                                                     ========  ========  ========   ========   ========
Market value, end of year+.......................... $  7.125  $   7.00  $   6.63   $   8.63   $   9.75
TOTAL RETURN
Based on market value per share.....................    10.66%    15.87%   (16.41)%    (2.15)%    17.02%
Based on net asset value per share..................    12.95%    11.92%    (1.71)%     2.46%     16.03%

Ratios/Supplemental Data
Net assets, end of year (000)....................... $183,011  $176,212  $172,586   $190,358   $200,814
Ratio of expenses to average net assets.............      .96%     1.03%     1.06%      1.05%      1.08%
Ratio of net investment income to average net assets     7.50%     8.43%     8.04%      8.83%      9.40%
Portfolio turnover rate.............................   116.55%   111.03%   134.83%    279.24%    306.92%

--------
*  Based on weighted average shares outstanding.
+  Unaudited.

  Where can I find more performance and financial information about the Funds?


   Historical performance and financial data can be found for Global Income Fund in its Annual Report to Shareholders for the fiscal year ended August 31, 2001, which is enclosed as Exhibit B and is incorporated by reference into this Prospectus/Proxy Statement. Similar information for the Trust can be found in its Annual Report to Shareholders for the fiscal year ended August 31, 2001, which is incorporated by reference into the SAI, has previously been provided to Trust shareholders, and is available upon request. Additional performance and financial data for each Fund can also be found in the unaudited financial statements for the period ended February 28, 2002, which are attached to and made a part of the SAI. For instructions on how to obtain additional information about the Funds, see the "Further Information About Global Income Fund and the Trust" section of this Prospectus/Proxy Statement.


  What are other key features of the Funds?

   Transfer Agency Services. The transfer agent, registrar and dividend disbursement agent for Global Income Fund is Mellon Investor Services LLC, 85 Challenger Road, Overpeck Center, Ridgefield Park, New Jersey 07660. The transfer agent, registrar and dividend disbursement agent for the Trust is Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311-3977.

   Custody Services. JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245, acts as the custodian of the securities and other assets of Global Income Fund and of the Trust.


   Administrative Services. FT Services, an indirect wholly owned subsidiary of Resources with offices at One Franklin Parkway, San Mateo, California 94403-1906, provides certain administrative services to Global Income Fund and to the Trust including: (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) providing trading desk facilities for the Fund, (unless provided by the Fund's investment adviser); (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising the preparation of periodic reports to shareholders, notices of dividends, capital gains distributions and tax credits, and attending to correspondence and other communications with individual shareholders; (v) coordinating the daily pricing of the Fund's investment portfolio, providing fund accounting services and coordinating trade settlements; (vi) monitoring relationships with other service providers to the Fund; (vii) supervising compliance by the Fund, including compliance with the federal securities laws, federal tax laws, and other applicable state and federal laws, maintaining books and records for the Fund (other than those maintained by the custodian and transfer agent), and preparing and filing of tax reports, as well as providing executive, clerical and secretarial personnel needed to carry out and support services incidental to carrying out the above responsibilities. In addition, pursuant to a Sub-Administration Agreement with MS Advisors, 1221 Avenue of the Americas, New York, New York 10020, MS Advisors provides certain administrative services to the Trust.



   Share Repurchase Program. The Board of Trustees and the Board of Directors previously authorized an open-market share repurchase program pursuant to which each Fund may purchase, from time to time, its shares in open-market transactions, at the discretion of management. This authorization remains in effect for Global Income Fund. The Trust's open-market share repurchase program was discontinued, however, by the Board of Trustees in January 2002 in order to help preserve the tax-free status of the Transaction. In the event that the Transaction is not approved by Trust shareholders, the Board of Trustees may reinstate the share repurchase program or recommend a similar program in the future, depending upon market conditions and regulatory and tax considerations. For more information about the Funds' share repurchase programs, please see the "SHARE REPURCHASE PROGRAM" section of the SAI.


   Dividends and Distributions. Each Fund has a policy of distributing all of its net investment income monthly on a level basis. The Board of each Fund has established a policy to permit the Fund to pay ongoing dividends, on a level basis, to the extent the Fund's Treasurer believes it is reasonable to do so. Global Income Fund currently pays a monthly dividend of $0.045 per share; the Trust currently pays a monthly dividend of $0.04 per share. The Board of each Fund reviews the level of monthly dividends on a continuing basis at its regularly scheduled board meetings. In order to preserve its policy of maintaining a stable monthly dividend, current dividends being paid by each Fund may be in excess of the Fund's current investment company taxable income, which includes current estimated currency gains and losses. Accordingly, each Fund may declare a return of capital for its current fiscal year.

   Each Fund distributes its net realized short-term and net realized long-term capital gains at least annually. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gain distributions. Global Income Fund expects to maintain this general dividend policy after the completion of the Transaction and to continue to qualify for treatment under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   Dividends and distributions from the Funds, whether you receive them in cash or in additional shares, are generally subject to federal income tax as either ordinary income or capital gains. Shareholders who are generally not subject to income tax, however, may not be required to pay income taxes on such dividends and distributions. Each Fund will send you a statement annually that reflects the tax status of distributions received from that Fund.

   Dividend Reinvestment Plan. Global Income Fund offers a dividend reinvestment and cash purchase plan pursuant to which shareholders may elect to have all distributions automatically reinvested by Mellon Securities Trust Company, Global Income Fund's plan agent. Participants in Global Income Fund's Plan also have the option of submitting additional payments to the plan agent for the purchase of additional Global Income Fund Shares for his or her account, an option that, if the Transaction is approved, will become available to Trust shareholders after the exchange of their shares for shares of Global Income Fund. The Trust has also established a dividend reinvestment plan pursuant to which all of its dividends and distributions are automatically reinvested in additional shares by Morgan Stanley Dean Witter Trust (FSB), the Trust's plan agent, unless Trust shareholders elect to receive dividends and distributions in cash. With the exception of the fact that Global Income Fund shareholders must affirmatively elect to participate in its plan and the cash purchase option, the plans are substantially similar. For more information about Global Income Fund's plan, please see Global Income Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001, which is enclosed with this Prospectus/Proxy Statement as Exhibit B and incorporated by reference herein. For more information about the differences between the Funds' dividend reinvestment plans, please see the "GENERAL INFORMATION ABOUT THE FUNDS--Comparison of Dividend Reinvestment Plans" section of the SAI.


                          Reasons for the Transaction


   The Board of Trustees has recommended the sale of substantially all of the Trust's assets to Global Income Fund in exchange for Global Income Fund Shares, and the distribution of such shares to Trust shareholders in complete liquidation and dissolution of the Trust, in an effort to gain portfolio management efficiencies and possible expense reductions from the combination of the Trust with a fund that historically has been managed in a similar fashion.


   Meetings of the Board of Trustees were held on January 4, 2002 and February 26, 2002 to consider the proposed Transaction.

   The Board of Trustees requested and received from Advisers written materials containing relevant information about Global Income Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data. The Independent Trustees and the Board of Trustees also were advised on this matter by independent counsel.


   The Board of Trustees considered the potential benefits and costs of the Transaction to Trust shareholders. The Board of Trustees reviewed detailed information about: (1) the investment goals and policies of Global Income Fund as compared to the Trust; (2) the portfolio management of Global Income Fund;
(3) the comparative short-term and long-term investment performance of Global Income Fund and the Trust; (4) the current expense ratios of Global Income Fund and the Trust; (5) the expenses related to the Transaction; and (6) the tax consequences of the Transaction.


   The Board of Trustees specifically considered that the Funds historically have been managed in a substantially similar fashion and are currently managed by the same portfolio management team. Combining the Funds could enhance portfolio management by increasing Global Income Fund's asset base. The increased size may be beneficial to shareholders because spreading fixed expenses over a larger asset base potentially could reduce expenses. In addition, Global Income Fund historically has had a lower expense ratio than the Trust. As of August 31, 2001, the Funds' fiscal year ends, the Trust and Global Income Fund had expense ratios of 0.95% and 0.75%, respectively. Based on asset levels as of November 30, 2001, the Trust's projected expense ratio for the fiscal year ending August 31, 2002 is 1.00%, while Global Income Fund's expense ratio is projected to be 0.76%. Based on the November 30, 2001 asset levels, after the Transaction, however, Global Income Fund's expenses are projected to be 0.75%. In addition, for the periods reviewed by the Board of Trustees, Global Income Fund has historically outperformed the Trust on both a net asset value and market price basis.

   Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees of the Trust, including all of the Independent Trustees, concluded that the Transaction is in the best interests of Trust shareholders and that no dilution of value would result to Trust shareholders from the Transaction. On February 26, 2002, the Board of Trustees, including all of the Independent Trustees, approved the Plan and decided to recommend that Trust shareholders vote to approve the Transaction.



   The Board of Directors of Global Income Fund also reviewed and approved the Transaction. The Board of Directors, in approving the Transaction, considered that the increased size may be beneficial to shareholders because spreading fixed expenses over a large asset base is likely to result in reduced expenses. The Board of Directors concluded that the Transaction is in the best interests of the shareholders of Global Income Fund and that no dilution of value would result to the shareholders of Global Income Fund from the Transaction.


            FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES
              UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                       Information About the Transaction

   This is only a summary of the Plan and is qualified in its entirety by reference to the Plan. You should read the actual Plan, which is attached as Exhibit A.

  How will the Transaction be carried out?


   If Trust shareholders approve the Plan, the Transaction will take place if certain conditions set forth in the Plan are satisfied, including the declaration of a distribution by the Trust prior to the Closing Date and the delivery of certain documents, including an opinion in form and substance reasonably satisfactory to the Trust and Global Income Fund to the effect that the Transaction is expected to constitute a tax-free reorganization for federal income tax purposes. If Trust shareholders do not approve the Plan, the Transaction will not take place.



   The Trust and Global Income Fund will mutually agree upon the Closing Date. The Transaction currently is expected to occur shortly after the Meeting, but may occur as of any later date otherwise agreed to by the Funds. On the Closing Date, the relative value of the assets of the Trust and of Global Income Fund and their respective shares will be measured to determine the number of Global Income Fund Shares each Trust shareholder is entitled to receive in the Transaction.



   The Plan provides that on the Closing Date, the Trust will transfer substantially all of its assets to Global Income Fund in exchange for Global Income Fund Shares. The net asset values of both Global Income Fund and the Trust will be computed as of 4:00 p.m. Eastern time on the Closing Date. Global Income Fund will deliver to the Trust that number of Global Income Fund Shares which, based on the relative net asset values of the two Funds, will have an aggregate NAV equal to that of the aggregate NAV of the outstanding Trust shares. The Trust will then distribute the Global Income Fund Shares pro rata to each Trust shareholder in exchange for that shareholder's Trust shares so that Trust shareholders will hold Global Income Fund Shares having the same aggregate NAV as of the Closing Date as the Trust shares they have exchanged. The Trust will then be liquidated and dissolved.


  What are some of the other important terms of the Plan?


   Pursuant to the terms of the Plan, the Plan may be terminated and the Transaction abandoned at anytime (before or after approval by Trust shareholders) by (1) the mutual consent of the Funds (through their respective Boards), or (2) by either Fund if any condition to its obligations under the Plan have not been fulfilled or waived. In addition, if the Transaction has not been completed by December 31, 2002, the Plan will automatically terminate as of that date unless a later date is mutually agreed to by the Funds' Boards. In the event the Plan is so terminated, expenses incurred to the date of such termination will be borne by one-quarter by Global Income Fund, one-quarter by the Trust and one-half by Advisers, as investment adviser to both Funds.

   At anytime prior to the Closing Date, any of the terms or conditions of the Plan may be waived by the party who is entitled to the benefit thereof so long as its Board determines that such waiver will not have a material adverse effect on the benefits intended under the Plan for its shareholders. In addition, the Plan may be amended only by the mutual consent of the Funds.

   Upon completion of the Transaction, the various representations and warranties made by the Funds to each other under the Plan will expire and terminate, and no party thereafter shall have any liability with respect to such representations and warranties.

  Who will pay the expenses of the Transaction?

   The expenses resulting from the Transaction will be shared one-quarter by Global Income Fund, one-quarter by the Trust and one-half by Advisers, as investment adviser to both Funds. The expenses resulting from the Transaction, including the costs of the proxy solicitation, are estimated to be $244,755, of which the Trust will pay $61,189.

  What are the tax consequences of the Transaction?


   The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions and representations received from the Trust and Global Income Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Funds, that Trust shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Trust for Global Income Fund Shares and that neither Global Income Fund nor its shareholders will recognize any gain or loss upon Global Income Fund's receipt of the assets of the Trust. In addition, the holding period and aggregate tax basis for Global Income Fund Shares that are received by a Trust shareholder will be the same as the holding period and aggregate tax basis of shares of the Trust previously held by such shareholder.


   After the Transaction, you will continue to be responsible for tracking the adjusted basis and holding period of your shares for federal income tax purposes and you should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax adviser regarding the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

  What should I know about Global Income Fund Shares?


   Global Income Fund Shares will be distributed to Trust shareholders and generally, except as described below under "Further Information About Global Income Fund and the Trust," have the same legal characteristics as the shares of the Trust with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Global Income Fund Shares are traded on the NYSE under the symbol "GIM" and are also listed and traded on the Pacific Exchange. Like the Trust, Global Income Fund has only one class of shares. As promptly as is practicable after the Closing Date, each holder of any outstanding certificate or certificates representing shares of the Trust shall be entitled to surrender those certificates to Global Income Fund's transfer agent in exchange for the number of Global Income Fund Shares into which their shares of the Trust, as represented by the certificate or certificates so surrendered, shall have been converted. Certificates for Global Income Fund Shares shall not be issued, unless specifically requested by a shareholder. Following the Closing Date, until outstanding certificates for shares of the Trust are surrendered, certificates for shares of the Trust shall be deemed, for all Global Income Fund purposes, to evidence ownership of the appropriate number of Global Income Fund Shares into which the shares of the Trust have been converted.

  What are the capitalizations of the Funds and what might the capitalization be after the Transaction?


   The following table sets forth, as of February 28, 2002, the capitalization of the Trust and Global Income Fund. The table also shows the projected capitalization of Global Income Fund as adjusted to give effect to the proposed Transaction. The capitalization of Global Income Fund is likely to be different when the Transaction is consummated.
                                                            Global Income Fund
                             Trust       Global Income        Projected After
                                            Fund               Transaction
                          (unaudited)     (unaudited)          (unaudited)
                          ------------ ------------------ ---------------------
Net Assets............... $141,392,697    $773,746,482           $915,016,801
Net Asset Value Per Share        $6.51           $7.08                  $7.08
Shares Outstanding.......   21,703,021     109,243,000            129,205,077

                  Comparison of Investment Goals and Policies

   This section describes the principal investment policies of the Trust and Global Income Fund, and certain noteworthy differences between the investment goals and policies of the two Funds. Both Funds are non-diversified, closed-end management investment companies registered under the 1940 Act. The investment goals, certain investment policies and all investment restrictions of each Fund are fundamental, which means that they cannot be changed without the affirmative vote of a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities" means the affirmative vote of the lesser of: 67% of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented, or more than 50% of the Fund's outstanding shares. Unless otherwise noted, the other investment policies of each Fund are non-fundamental and may be changed without shareholder approval.

  Are there any significant differences between the investment goals and principal investment policies of the Funds?

   The Trust's investment goal is to provide a high level of current income consistent with preservation of capital. Global Income Fund's principal investment goal is to provide high current income. Global Income Fund's secondary investment goal is to seek capital appreciation, but only when consistent with its principal investment goal. While both Funds seek to provide high current income, the primary difference between the Funds' investment goals is that the Trust is managed to preserve capital, not to seek capital appreciation.

   As described below, while the principal investment policies that the Funds follow to achieve their investment goals are very similar, there are some differences. In the case of the Trust, as fundamental investment policies, under normal market conditions, the Trust invests at least 65% of its total assets in: (i) debt securities issued or guaranteed by Governments Entities of various nations throughout the world; (ii) debt securities issued or guaranteed by Government Entities of at least three countries (one of which may be the United States); and (iii) investment grade debt securities (together the "Trust Investment Policy"). Other fundamental investment policies provide that up to 35% of the Trust's total assets may be invested in high-yielding, lower-rated or unrated securities or in U.S. and foreign corporate debt and preferred equity securities. Effective July 31, 2002, as a matter of non-fundamental investment policy, the Trust will, under normal circumstances, invest at least 80% of its net assets in income-producing securities issued by Government Entities.

   In the case of Global Income Fund, as a fundamental investment policy, Global Income Fund normally invests at least 65% of its total assets in at least three different countries (one of which may be the United States) in one or more of the following investments: (i) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities ("U.S. Government securities"); (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supranational organizations, which are chartered to promote economic development and are supported by various governments and governmental entities; (iv) U.S. and foreign corporate debt securities and preferred equity securities, including those debt securities that may have equity features, such as conversion or exchange rights, or that carry warrants to purchase common stock or other equity interests; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies (together the "Fund Investment Policy"). As a non-fundamental investment policy, with respect to up to 35% of its total assets, Global Income Fund may:
(i) invest in dividend-paying common stocks of U.S. and foreign corporations; and (ii) engage in transactions in options and futures contracts on securities, currencies and indices. Effective July 31, 2002, as a non-fundamental investment policy, Global Income Fund will, under normal circumstances, invest at least 80% of its net assets in income-producing securities.

   While the principal investment policies of the Trust and Global Income Fund are substantially similar, there are differences. The Trust, unlike Global Income Fund, is required to invest at least 65% of its total assets in investment grade debt securities and in debt securities of Government Entities. Thus, unlike the Trust, Global Income Fund has no limitation on its ability to invest in higher-yielding, lower-rated debt securities. In addition, effective July 31, 2002, the Trust will be required to invest an even larger percentage of its net assets in income-producing securities issued by Government Entities. As of that date, Global Income Fund will become subject to a broader non-fundamental investment policy that will permit it to continue to invest in a wider array of income-producing securities than the Trust.

   Finally, the Trust, unlike Global Income Fund, has only a limited ability to invest in common stock.

  How do the types of securities the Funds buy and investment practices of the Funds compare?

   As a general matter, the portfolio investments and strategies for the Funds have been and currently are substantially similar, except as otherwise noted below.

   Debt Securities of Foreign Government and Supranational Entities. Both Funds may invest in debt securities issued or guaranteed as to payment of principal and interest by Government Entities throughout the world.
Global Income Fund may also invest in debt securities of semi-governmental entities. Both Funds may also invest in debt securities of supranational entities, which may be denominated in U.S. dollars or in other currencies. A supranational entity is an entity designated or supported by one or more national governments to promote economic reconstruction or development. Examples of supranational entities in which the Funds may invest include the World Bank (International Bank for Reconstruction and Development), the European Investment Bank, the Asian Development Bank and the European Coal and Steel Community. These supranational entities do not have taxing authority and therefore, in order to meet interest and principal payments, are dependent upon their members' continued support.

   U.S. Government Securities. Both Funds may invest in U.S. Government securities, which include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself.

   Corporate Fixed Income Securities and Preferred Equity Securities. The Funds may invest in corporate fixed income securities of both domestic and foreign issuers. These securities include all types of long- or short-term debt obligations, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper (including obligations, such as repurchase agreements, secured by such instruments) or preferred stock. Corporate fixed income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participations based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


   Credit Ratings. Global Income Fund may invest a greater percentage of its portfolio in lower-rated debt securities and in a wider range of lower-rated debt securities than the Trust. As mentioned above, as a fundamental investment policy, the Trust will invest at least 65% of its total assets in investment grade debt securities (i.e., securities rated AAA, AA, A or BBB by Standard & Poor's Ratings Group ("S&P(R)") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") and securities which are unrated by these agencies but which are, in the opinion of Advisers, of comparable quality). The remaining 35% of the Trust's assets may be invested in debt securities rated from BB to B by S&P or from Ba to B by Moody's and unrated securities that are, in the opinion of Advisers, of comparable quality.


   As a non-fundamental investment policy, Global Income Fund may invest in any debt security (not in default) rated from AAA to CC by S&P(R) or from Aaa to Ca by Moody's, or unrated debt securities that are, in the opinion of Advisers, of comparable quality. Global Income Fund, unlike the Trust, is therefore permitted to invest in two additional categories of lower-rated debt securities (i.e., securities that are rated CCC and CC by S&P(R) and Caa and Ca by Moody's) than the Trust. Because, unlike the Trust, Global Income Fund does not have a limitation on the amount of assets that it may invest in lower-rated securities, Global Income Fund may be subject to greater credit risk than the Trust.

   When-Issued and Delayed Delivery Transactions. The Trust may purchase securities on a when-issued basis and may enter into delayed delivery transactions in order to hedge against anticipated changes in interest rates and prices. Global Income Fund may not enter into when-issued and delayed delivery transactions.

   Temporary Investments. When Advisers believes market or economic conditions are unfavorable for investors, Advisers may invest up to 100% of a Fund's total assets in money market instruments, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country, such as: short-term (less than twelve months to maturity) and medium- or intermediate-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of a foreign country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 or Prime-2 by Moody's or A-2 or better by S&P(R) or, if unrated, of comparable quality as determined by Advisers; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities. Each Fund also may invest in these types of securities or hold cash while looking for suitable investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or the economies of the countries where the Fund invests. Each Fund may also invest in money market funds managed by Advisers or its affiliates for cash management purposes.

   When investing defensively, the Funds may be unable to achieve their investment goals. To the extent the Funds are invested defensively, the Funds may miss upswings in the market.

   Options, Futures and Options on Futures. In an effort to increase current income and to reduce fluctuations in net asset value, each Fund has the authority to write put and call options and purchase put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter markets. In addition, unlike the Trust, Global Income Fund may write put and call options and purchase put and call options on domestic and foreign securities indices. As a non-fundamental policy, Global Income Fund may not invest more than 35% of its total assets in options and futures contracts on securities (discussed below), currencies and indices. The Trust, by contrast, has no such limitation.

   Each Fund may invest in futures contracts and may purchase and write options to buy or sell futures contracts. Futures contracts are contracts for the purchase or sale for future delivery of debt securities or contracts based on financial indices, including any index of U.S. or foreign securities. Futures contracts and options on futures contracts written or purchased by a Fund will be traded on U.S. and foreign exchanges. The Funds enter into these transactions to hedge against anticipated future changes in interest or exchange rates that otherwise might either adversely affect the value of the Funds' portfolio securities or adversely affect the prices of securities that the Funds intend to purchase at a later date. Pursuant to policies adopted by the Board of Trustees and the Board of Directors on behalf of their respective Funds, each Fund may only invest in futures contracts and options on futures contracts for hedging purposes and not for speculation. Each Fund is subject to the following, identical restrictions with respect to these transactions: (i) a Fund will not enter into any futures contracts and/or options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures contracts and options on futures contracts of the Fund, and premiums paid on options on futures contracts, would exceed 5% of the market value of the Fund's total assets; and (ii) the aggregate market value of the futures contracts held by the Fund will not exceed 35% of the market value of the Fund's total assets. While these policies are non-fundamental, they will only be changed by the Board of Directors or Board of Trustees after consideration of the policies and concerns of the various regulatory agencies.

   Options, futures contracts and options on futures contracts are generally considered "derivative securities."

   While each Fund has the ability to enter into options and futures transactions as described above, neither Fund currently does so to a significant extent.

   Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts (forward contracts) and foreign currency futures contracts, as well as purchase put or call options on foreign currencies. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. While there is no specific percentage limitation on the amount of assets that each Fund may commit to forward contracts, neither Fund will enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management.

   Forward contracts, foreign currency futures contracts and puts and calls on foreign currencies are also generally considered "derivative securities."

   Repurchase Agreements. Each Fund may enter into repurchase agreements with respect to the securities described under "Temporary Investments" above. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell the security at a fixed time and price (representing a Fund's cost plus interest).

   Bank Obligations. Both Funds may invest in obligations (including certificates of deposit, bankers' acceptances and other short-term debt obligations) of domestic and foreign banks, savings and loan associations, and bank holding companies that, at the date of investment, have total assets in excess of $1 billion. Under normal circumstances, each Fund would not expect to invest a substantial portion of its assets in bank obligations. However, if short-term interest rates exceed long-term interest rates, each Fund may hold a greater proportion of its assets in these instruments.

   Loans of Portfolio Securities. Each Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned.

   Average Maturity. The average maturity of the debt securities in each Fund's portfolio will fluctuate depending upon Advisers' judgment as to future interest rate changes. Neither Fund has a restriction on the average maturity of its portfolio.

  How do the fundamental investment restrictions of the Funds compare and differ?

   As described below, each Fund has adopted substantially similar restrictions as fundamental policies, which may not be changed without the prior approval of the holders of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act.

   Neither Fund may purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts. In addition, neither Fund may make short sales of securities or maintain a short position.

   Each Fund is prohibited from investing in securities that are not publicly traded or that cannot be readily resold because of legal or contractual restrictions ("restricted securities") or that are not otherwise readily marketable (including repurchase agreements having more than seven days remaining to maturity, equipment lease certificates, equipment trust certificates, conditional sales contracts, and over-the-counter options) if, regarding all such securities, more than 15% of each Fund's total assets (taken at current value) would be invested in such securities.

   Neither Fund may buy or sell commodities or commodity contracts or real estate or interests in real estate, except that either Fund may purchase and sell futures contracts on debt securities, on stock and bond indices and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

   The Funds are prohibited from making loans. However, each Fund may lend portfolio securities with an aggregate market value of not more than one-third of its total assets, and may enter into repurchase agreements to the extent permitted under applicable law.

   Neither Fund may issue senior securities, borrow money or pledge its assets. However, each Fund may borrow from a bank (i) for temporary or emergency purposes, or (ii) to finance repurchases of its shares and to finance tender offers, in amounts not exceeding 30% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure the borrowings. Each Fund will not purchase additional portfolio securities while borrowings exceed 5% of the value of its total assets. The Trust may enter into when-issued, forward commitment and standby commitment agreements without regard to this restriction.

   Each Fund is prohibited from investing 25% or more of the total value of its assets in a particular industry. For purposes of the Trust's restriction, a foreign government is deemed to be an "industry."

   Neither Fund may act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws. However, the Trust may enter into standby commitments to purchase underwritten securities that are not subscribed from the underwriters of such securities.


   Global Income Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment
(i) more than 5% of the value of the Fund's total assets would be invested in such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 50% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations. While the Trust is not subject to an explicit corresponding investment restriction, the Trust must comply with these same restrictions in order to qualify as a "regulated investment company" under the Code.


   The Trust may not make investments for the purpose of exercising control over or management of the issuers of any security. Global Income Fund is not subject to a similar restriction.

  What are the risk factors associated with investments in the Funds?

   Like all investments, an investment in either Fund involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of each Fund's investment goals depends upon market conditions, generally, and on Advisers' analytical and portfolio management skills. Set forth below are some additional risk factors associated with an investment in the Funds.

   Foreign Securities Risk. Each Fund invests a substantial portion of its assets in foreign securities. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in each Fund and affect its share price.

   Currency exchange rates. Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars.

   Political and economic developments. The political, economic and social structures of some foreign countries may be less stable and more volatile than those of the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for a Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of a Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund's investments.

   Trading practices. Brokerage commissions and other fees generally are higher for foreign securities traded in non-U.S. markets. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of a Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

   Availability of information. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

   Limited market. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means a Fund may at times be unable to sell foreign securities at favorable prices.

   Emerging markets. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets, and declines of 50% or more, are not uncommon.

   Interest Rate, Income, Credit, Market and Call Risk. Investments in both Funds are subject to interest rate, income, credit, market and call risks.

      Interest Rate. Each Fund focuses on investments in debt securities. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. However, market factors, such as the demand for particular debt securities, may cause the price of certain debt securities to fall while the prices of other debt securities rise or remain unchanged.

      In general, securities with longer maturities are more sensitive to these price changes. Increases in interest rates may also have a negative affect on the types of companies in which each Fund invests because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

      Income. Income risk is the risk that a Fund's income will decrease due to falling interest rates. Since each Fund can only distribute what it earns, a Fund's distributions to shareholders may decline when interest rates fall.

      Credit. An issuer of a security, or the borrower on the debt obligation, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

      Lower-rated securities. While each Fund may invest in lower-rated securities, Global Income Fund may invest a greater portion of its assets in such securities. Securities rated below investment grade, sometimes called "junk bonds," generally have more credit risk than higher-rated securities.

      Companies issuing high yield, fixed income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to real or perceived adverse changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, a Fund may incur additional expenses to seek recovery, and payments on such securities may never resume. These securities may be worthless and a Fund could lose its entire investment.

      The prices of high yield, fixed income securities fluctuate more than higher-quality securities. Prices are especially sensitive to short-term market developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices, and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market, which is more limited than the markets in which higher-rated securities are traded, can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

      High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit each Fund's ability to sell securities in response to specific economic or financial market events or to meet redemption requests.

      Market. Market risk is the risk of price fluctuation of a security caused by changes in general economic and interest rate conditions that affect the market as a whole. A security's maturity length also affects its price.

      Call. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its debt securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, a Fund may have to replace it with a lower-yielding security.

   Common Stocks Risk. To the extent that Global Income Fund uses its authority to invest in dividend-paying common stocks, it is exposed to common stocks risk, which the Trust is not. Although this may not be the case in foreign markets, in the United States, stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by Global Income Fund. Common stocks are also subject to market risk (i.e., the risk of price fluctuation of a security caused by changes in general economic conditions that affect the market as a whole).

   Derivative Securities Risk. Each Fund may enter into options, futures and currency transactions. Options and futures contracts, as well as currency transactions, are considered derivative investments since their value depends on the value of the underlying asset to be purchased or sold. Each Fund's investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent either Fund enters into any of these transactions, their success will depend on Advisers' ability to predict market movements.

   Non-diversification Risk. Each Fund is a "non-diversified" investment company, which means that each Fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund. As a result, each Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund's shares. However, Global Income Fund is subject to a fundamental investment restriction to comply with certain diversification requirement under the Code. While the Trust does not have a similar investment restriction, it has and intends to continue to comply with the Code's diversification requirements. The limits imposed by the Code on "regulated investment companies" are less strict than the requirements imposed on "diversified" investment companies by the 1940 Act; however, the Code does provide some limit on how large a proportion of a Fund's assets may be invested in a single issuer.


   Closed-end Investment Company Risk. Shares of closed-end investment companies frequently trade at a discount from net asset value but may trade at a premium. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a Fund's net asset value will decrease. The Funds cannot predict whether their own shares will trade at, below, or above net asset value. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount to NAV than upon portfolio performance. Please see the "Comparison of Some Important Features--How do the performance records of the Funds compare?" section of this Prospectus/Proxy Statement for the Funds' trading history.


   The charter documents of each Fund contain terms that limit the ability of other entities to acquire control of the Fund or to change its Board. For more information about each Fund's anti-takeover provisions, please see the "Comparison of Anti-Takeover Provisions in the Charter Documents of the Trust and Global Income Fund" section below.

          Further Information About Global Income Fund and the Trust

   The following is a discussion of certain, principal differences between the organization of each Fund. More detailed information about each Fund's corporate structure is contained in the "GENERAL INFORMATION ABOUT THE FUNDS" section of the SAI.

   Comparison of Capital Structure. The Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust executed on October 13, 1988. The Trust is authorized to issue an unlimited number of units of beneficial interest (shares), having a par value of $0.01 per share. The Trust may issue fractional shares and may hold Treasury shares.

   Global Income Fund was incorporated under the Maryland General Corporation Law (the "Maryland Code") on January 28, 1988. Global Income Fund has authorized capital of 200,000,000 shares of common stock, par value $0.01 per share, with an aggregate par value of $2,000,000. Global Income Fund may also issue fractional shares and may hold Treasury shares. As of the Record Date, Global Income Fund had 109,243,000 shares issued and outstanding.



   Shares of both the Trust and Global Income Fund are fully paid, nonassessable, and freely transferable and have no preference, preemptive, conversion, exchange or subscription rights. Trust shareholders have no appraisal rights. Shareholders of Global Income Fund also generally do not have appraisal rights, except in connection with certain business combinations as specified under the Maryland Code. Shareholders of Global Income Fund will not have appraisal rights in connection with the Transaction.


   Comparison of Voting Rights. For both the Trust and Global Income Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share carries a proportionate fractional vote. Shareholders of the Trust and Global Income Fund are not entitled to cumulative voting in the election of Trustees or Directors, respectively.

   The 1940 Act provides that shareholders of both the Trust and Global Income Fund have the power to vote with respect to certain matters: specifically, for the election and removal of Trustees/Directors, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental.

   In addition, shareholders of the Trust and Global Income Fund are granted the power to vote on certain matters by their respective charter documents (e.g., the Declaration of Trust and Articles of Incorporation) and by the laws of the jurisdiction under which they were formed. In most instances, the rights to vote on these matters are similar between the Trust and Global Income Fund. For example, the Trust's Declaration of Trust specifically gives shareholders of the Trust the power to vote: (1) for the election of Trustees, (2) with respect to the termination of the Trust, certain amendments to the Declaration of Trust, mergers, consolidations or reincorporations of the Trust, and the sale of all or substantially all of the Trust's assets, and (3) on such other matters as the Trustees consider necessary or desirable.

   Similarly, the Articles of Incorporation and By-Laws of Global Income Fund grant its shareholders the power to vote to remove a Director, elect Directors by a plurality vote, merge or consolidate Global Income Fund with another entity, approve the sale of all or substantially all of the assets of Global Income Fund or the liquidation or dissolution of Global Income Fund and to make certain amendments to the Articles of Incorporation.

   For further information regarding the comparative voting rights of shareholders of the Trust and Global Income Fund, please see the "GENERAL INFORMATION ABOUT THE FUNDS--Comparison of Voting Rights" section of the SAI.

   Comparison of Legal Structures. Massachusetts statutory provisions governing business trusts (the "Massachusetts Statute") are limited, permitting business trusts wide flexibility to adopt features, rights and obligations of the business trust and its trustees and shareholders in their charter instruments. Investment companies organized as Massachusetts business trusts, such as the Trust, have been able to benefit from this wide flexibility to streamline their operations and minimize expenses. To a similar effect, the Maryland Code contains provisions specifically designed for investment companies, such as Global Income Fund, which take into account their unique structure and operations, and allow such investment companies to simplify their operations by reducing administrative burdens generally to operate more efficiently. For example, as with Massachusetts business trusts, funds organized as Maryland corporations are not required to hold annual stockholders' meetings if meetings are not otherwise required by the federal securities laws, the charter or by-laws, and such funds may create new classes or series of stock without having to obtain the approval of stockholders at a meeting. Advantages that are afforded to an investment company organized as a Maryland corporation are that there are more detailed corporate statutes and a well-established body of corporate legal precedent, which may be relevant and provide more certainty in deciding issues pertaining to the investment company.

   Limited Liability for Shareholders. The Massachusetts Statute does not include an express provision relating to the limitation of liability of the shareholders of a business trust. The shareholders of a Massachusetts business trust could therefore potentially be held personally liable for obligations of the trust. However, under the Trust's Declaration of Trust, the shareholders of the Trust are not subject to any personal liability to any person in connection with Trust property or the operations and obligations of the Trust solely by reason of being or having been a shareholder and not by reason of the shareholder's acts or omissions in any other capacity. It also provides that any person doing business with or having any claims against the Trust shall only look to the Trust's property for such payment or claim and that no shareholder shall be personally liable therefor. The Declaration of Trust further provides that the Trust will indemnify each shareholder against any claims or liabilities to which the shareholder may become subject by reason of being or having been a shareholder and will reimburse the shareholder for legal and related expenses reasonably incurred by the shareholder in connection with the claim or liability. Consequently, the risk of a shareholder incurring financial loss on account of shareholder liability, if at all, would likely be limited to circumstances in which the Trust itself is unable to meet its obligations.

   Under Maryland corporate law, the shareholders of Global Income Fund are not subject to any personal liability for any claims against or liabilities of Global Income Fund solely by reason of being or having been a shareholder of Global Income Fund.

   Comparison of Anti-Takeover Provisions in the Charter Documents of the Trust and Global Income Fund. The Trust's Declaration of Trust and Global Income Fund's Articles of Incorporation and By-Laws each include provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Fund. The Board of each Fund is divided into three classes, each class having a term of three years. At the annual meeting of shareholders of each Fund in one year, the term of one class will expire, with the term of another class expiring in the following year, and the term of the third class expiring in the third year. This termination schedule is repeated in sequence every three years. This provision could delay for up to two years the replacement of a majority of the members of the Board of each Fund.

   For each of the Trust and Global Income Fund, a Trustee or Director may be removed from office only by vote of the holders of at least two-thirds of the outstanding shares. The Trust is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Trust's outstanding shares.

   In addition, both the Trust's Declaration of Trust and Global Income Fund's Articles of Incorporation require the favorable vote of the holders of at least 75% of the outstanding shares then entitled to be voted to approve, adopt or authorize the following:

   (i) a merger or consolidation of the Fund with another entity;

  (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of its investment activities); or

 (iii)  its liquidation or dissolution,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the members of the Board of Trustees/Directors fixed in accordance with the Declaration of Trust or Articles of Incorporation, in which case a lesser vote is required.

   Reference should be made to the Declaration of Trust of the Trust and to the Articles of Incorporation of Global Income Fund on file with the SEC for the full text of these provisions. These provisions will make it more difficult to change management than if they had not been otherwise included, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control in a tender offer or similar transaction.

   Board of Trustees/Board of Directors. Pursuant to the laws of Massachusetts and the Trust's Declaration of Trust, the responsibility for the management of the Trust is vested in its Board of Trustees, which, among other things, is empowered by the Trust's Declaration of Trust to elect the officers of the Trust and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management. Pursuant to the Declaration of Trust, no Trustee or officer of the Trust shall be liable to the Trust or its shareholders for any act or failure to act except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of his office.

   Pursuant to the Maryland Code and Global Income Fund's Articles of Incorporation, the responsibility for the management and the exercise of the powers of Global Income Fund are vested in its Board of Directors. Under the Maryland Code, a director is required to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of Global Income Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances. To the extent that a director performs his or her duties as required, he or she will not be liable by reason of having been a director. In addition, Global Income Fund's Articles of Incorporation state that no Director or officer of Global Income Fund shall have any personal liability to Global Income Fund or its shareholders for monetary damages except to the extent (i) it is proved such person actually received an improper benefit in money, property or services or (ii) a final judgment is entered finding such person's act or failure to act was the result of active and deliberate dishonesty. However, such limitations on liability do not apply in instances of the Director's or officer's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

   The charter documents (e.g., Declaration of Trust) of each Fund requires that the Fund indemnify its Trustees/Directors to the fullest extent permitted by applicable law. Such charter documents also permit indemnification of the Trustees/Directors at the election of the Fund in other circumstances. This description of the scope of indemnification of a Fund's Board is qualified in its entirety by reference to such charter documents which have been filed with the SEC.

   Standing Committees. Like the Board of Trustees, the Board of Directors has a standing Audit Committee consisting of Fred R. Millsaps (Chairman), Frank J. Crothers, Andrew H. Hines and Constantine D. Tseretopolous, all of whom are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of Global Income Fund's records and the safekeeping arrangements of Global Income Fund's custodian, reviews both the audit and non-audit work of Global Income Fund's independent auditors, and submits a recommendation to the Board of Directors as to the selection of independent auditors. Upon the recommendation of the Audit Committee, the Board of Directors selected the firm of PricewaterhouseCoopers LLP as independent auditors of Global Income Fund for the current fiscal year.


   More Information About Global Income Fund. Global Income Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001 is enclosed with and considered a part of this Prospectus/Proxy Statement. Additional information about both Funds is contained in the SAI relating to this Prospectus/Proxy Statement. You may request free copies of these documents and other information relating to Global Income Fund and the Trust by calling 1-800/DIAL BEN(R) or by writing to Global Income Fund or the Trust at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030. Global Income Fund and the Trust file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the 1934 Act and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained at prescribed rates from the SEC's Public Reference Section, Washington, DC 20549-6009, or from the SEC's Internet address at www.sec.gov.

                              VOTING INFORMATION

  How many votes are necessary to approve the Proposals?

   Required Vote. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve the Agreement and Plan of Acquisition between the Trust and Global Income Fund, which provides for the acquisition by Global Income Fund of substantially all of the assets of the Trust in exchange solely for shares of Global Income Fund and the complete liquidation and dissolution of the Trust, requires the affirmative vote of more than 50% of the outstanding shares of the Trust.


   Solicitation of Proxies. Your vote is being solicited by the Board of Trustees. The Trust has engaged Georgeson Shareholder Communications, Inc. ("Georgeson Shareholder") to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $35,664, including out-of-pocket expenses. The Trust expects that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from Georgeson Shareholder asking you to vote. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of Advisers involved in the solicitation of proxies.



   Expenses. The expenses associated with Proposal 2 will be borne one-quarter by Global Income Fund, one-quarter by the Trust and one-half by Advisers, while the expenses associated with Proposal 1 will be borne by the Trust.


   Voting by Broker-Dealers. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received for Proposal 1 by voting these shares in the same proportion as they vote shares for which they received instructions on Proposal 1. NYSE Rules do not permit broker-dealers to vote on Proposal 2 on behalf of their customers and beneficial owners where instructions are not received.


   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.


   Methods of Tabulation. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of the Trust held at the close of business on May 17, 2002, the Record Date. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of either Proposal. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Trust's shares present and voting, but will have the same effect as a vote "against" on Proposal 2.

   Adjournment. In the event that a quorum is not present at the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to that Proposal. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting.

  How do I ensure that my vote is accurately recorded?

   You can vote in any one of four ways:

  .   By mail, with the enclosed proxy card.

  .   In person at the Meeting.

  . By telephone or through the Internet; if your account is eligible, a control number is provided on your proxy card and separate instructions are enclosed.

   A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Trust. If you specify a vote for both Proposals, your proxy will be voted as you indicate. If you specify a vote for only one Proposal, but not the other, your proxy will be voted as specified and the Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign and date the proxy card, but do not specify a vote for either Proposal, your proxy will be voted FOR both Proposals.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

  Who is entitled to vote?


   Shareholders of record of the Trust on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 21,703,021 outstanding shares of the Trust.


  Are there dissenters' rights?


   Trust shareholders will not be entitled to any "dissenters' rights" because shares of the Trust are not afforded such rights under state law nor under the Trust's charter documents. Therefore, if the Transaction is approved, Trust shareholders will be bound by the terms of the Transaction. A shareholder of either Fund may, however, sell his or her shares of common stock on the NYSE at any time prior to the Closing Date of the Transaction.


  How do I make a proposal at the next Annual Meeting?

   The shareholder vote on the Transaction will dictate the requirements relating to shareholder proposals for the 2003 Annual Meeting of Shareholders. This section describes those requirements.


   Submission of Shareholder Proposals to Global Income Fund. If Trust shareholders approve Proposal 2, Global Income Fund will acquire substantially all of the assets of the Trust in exchange solely for shares of Global Income Fund and the Trust will be completely liquidated and dissolved. Following the Closing Date of the Transaction, Trust shareholders will be shareholders of Global Income Fund. If they continue to hold their shares of Global Income Fund on the record date for Global Income Fund's 2003 Annual Meeting of Shareholders, they will be entitled to participate in that meeting.


   Global Income Fund's By-Laws, in addition to the proxy rules under the federal securities laws, govern shareholder proposals relating to Global Income Fund. Global Income Fund anticipates that its next annual meeting will be held in February 2003. Shareholder proposals to be presented at the 2003 Annual Meeting of Shareholders must be received at Global Income Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, Attention:
Secretary, no later than September 30, 2002 in order to be included in Global Income Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder who wishes to make a proposal at the 2003 Annual Meeting of Shareholders without including the proposal in Global Income Fund's proxy statement should notify Global Income Fund, at Global

Income Fund's offices, of such proposal by December 14, 2002. If a shareholder fails to give notice by this date, then the persons designated as proxy holders for proxies solicited by the Board of Directors for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.




   Submission of Shareholder Proposals to the Trust. If Trust shareholders do not approve the Transaction, the Trust will not be liquidated and dissolved and the Trust's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The Trust anticipates that its next annual meeting would then be held in February 2003. If a shareholder intends to present a proposal for action at the Trust's 2003 Annual Meeting of Shareholders, and wishes to have such proposal considered for inclusion in the Trust's proxy materials pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, the proposal must be submitted in writing and received at the Trust's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, no later than September 30, 2002. Such proposal also must meet the other requirements of the rules of the SEC relating to shareholders' proposals.

   In addition, the proxy solicited by the Trust's Board of Trustees for the Trust's 2003 Annual Meeting of Shareholders will convey discretionary voting power to the persons designated as proxies on any shareholder proposal submitted outside the processes of Rule 14a-8 (to be presented at the Trust's 2003 Annual Meeting of Shareholders but not included in the Trust's proxy materials), unless the Trust receives written notice of such proposal at the Trust's offices by December 14, 2002.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement or presented at the meeting.


                          PRINCIPAL HOLDERS OF SHARES

   As of the Record Date, to Global Income Fund's knowledge, no person owned (beneficially or of record) 5% or more of the outstanding shares of Global Income Fund.

   As of the Record Date, to the Trust's knowledge, no person owned (beneficially or of record) 5% or more of the outstanding shares of the Trust.

   As of May 17, 2002, neither Global Income Fund nor the Trust is "controlled" (as defined in the 1940 Act) by any person.

   As of the Record Date, to the knowledge of management of each Fund, (a) the officers and Directors of Global Income Fund, as a group, owned less than 1% of the outstanding voting shares of Global Income Fund, and (b) the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of the Trust. From time to time, the number of Global Income Fund Shares and Trust shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding of Global Income Fund or the Trust, respectively.

                    EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit


   A Agreement and Plan of Acquisition between Templeton Global Governments Income Trust and Templeton Global Income Fund, Inc. (attached).

   B Annual Report to Shareholders of Templeton Global Income Fund, Inc. for the fiscal year ended August 31, 2001 (enclosed).

                                   EXHIBIT A



                   AGREEMENT AND PLAN OF ACQUISITION BETWEEN
                 TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST AND
                      TEMPLETON GLOBAL INCOME FUND, INC.


   THIS AGREEMENT AND PLAN OF ACQUISITION (the "Plan") is made as of this 26th day of February, 2002, by and between Templeton Global Governments Income Trust, a business trust formed under the laws of the Commonwealth of Massachusetts and a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act") (the "Trust"), with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, and Templeton Global Income Fund, Inc., a corporation incorporated under the laws of the State of Maryland and a non-diversified, closed-end management investment company registered under the 1940 Act ("Global Income Fund"), with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394.


                                REORGANIZATION

   The acquisition (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by Global Income Fund of substantially all of the property, assets and goodwill of the Trust in exchange solely for full and fractional shares of common stock, par value $0.01 per share of Global Income Fund ("Global Income Fund Shares"); (ii) the distribution of Global Income Fund Shares to the shareholders of the Trust according to their respective interests in liquidation of the Trust; and (iii) the dissolution of the Trust as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                   AGREEMENT

   In order to consummate the Plan and the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.  Sale and Transfer of Assets, Liquidation And Dissolution of the Trust.

   (a) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of Global Income Fund herein contained, and in consideration of the delivery by Global Income Fund of the number of Global Income Fund Shares hereinafter provided, the Trust agrees that it will convey, transfer and deliver to Global Income Fund at the Closing all of the Trust's then existing assets, free and clear of all liens, encumbrances and claims whatsoever (other than shareholders' rights of redemption, if any), except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Trust's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of the Trust (the "Trust Board") shall reasonably deem to exist against the Trust, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Trust's books (hereinafter "Net Assets"). The Trust shall also retain any and all rights that it may have over and against any person that may have arisen up to and including the close of business on the Closing Date.

   (b) Subject to the terms and conditions of this Plan, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer and delivery, Global Income Fund agrees at the Closing to deliver to the Trust the number of Global Income Fund Shares, determined by: (a) dividing the value of the Trust's Net Assets by the number of outstanding shares of beneficial interest, par value $0.01 per share, of the Trust ("Trust Shares"); (b) dividing the value of Global Income Fund's net assets by the number of outstanding Global Income Fund Shares; (c) dividing the quotient calculated in step (a) by the quotient calculated in step
(b); and (d) multiplying the quotient calculated in step (c) by the number of outstanding Trust Shares as of 4:00 p.m. Eastern time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in
Section 2 hereof.

   (c) Immediately following the Closing, the Trust shall effect a liquidating distribution of the Global Income Fund Shares received by the Trust pursuant to this Section 1, together with any other assets, pro rata to the Trust's shareholders of record as of the close of business on the Closing Date. Such liquidating distribution shall be accomplished by the establishment of accounts on the share records of Global Income Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Global Income Fund Shares shall be carried to the fourth decimal place. As promptly as is practicable after the Closing, each holder of any outstanding certificate or certificates representing Trust Shares shall be entitled to surrender the same to the transfer agent for Global Income Fund in exchange for the number of Global Income Fund Shares into which the Trust Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Global Income Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented Trust Shares shall be deemed for all Global Income Fund purposes to evidence ownership of the number of Global Income Fund Shares into which the Trust Shares (which prior to the Closing were represented thereby) have been converted. Promptly following the Closing and the liquidating distribution of the Global Income Fund Shares (and any resolution of litigation or other contingent liabilities), the Trust shall be dissolved.

2.  Valuation.


   (a) The value of the Trust's Net Assets to be acquired by Global Income Fund hereunder shall be computed as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures described in the Trust's registration statement on Form N-2 dated November 22, 1988, as such disclosures have been amended to date by any: (i) amendments to the Trust's Form N-2 filed with the U.S. Securities and Exchange Commission (the "SEC");
(ii) press releases issued on behalf of the Trust; and (iii) the Trust's annual or semi-annual reports sent to shareholders pursuant to Section 30 of the 1940 Act (together, the "Trust Disclosure Documents").



   (b) The net asset value per Trust Share shall be determined to the second decimal place as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures described in the Trust Disclosure Documents.



   (c) The net asset value of a share of common stock of Global Income Fund Shares shall be determined to the second decimal place as of 4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation procedures described in Global Income Fund's registration statement on Form N-2 dated March 17, 1988, as such disclosures have been amended to date by any: (i) amendments to Global Income Fund's Form N-2 filed with the SEC; (ii) press releases issued on behalf of Global Income Fund; and (iii) Global Income Fund's annual or semi-annual reports sent to shareholders pursuant to Section 30 of the 1940 Act (together, the "Global Income Fund Disclosure Documents").


3.  Closing and Closing Date.


   The Closing Date shall be August 30, 2002, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Global Income Fund at 5:00 p.m. Eastern time, on the Closing Date. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Trust to be transferred to the account of Global Income Fund's custodian, JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245. Also, the Trust shall deliver at the Closing a list of names and addresses of the shareholders of record of the Trust's Shares and the number of full and fractional shares of beneficial interest of the Trust Shares owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 4:00 p.m. Eastern time on the Closing Date, certified by its transfer agent or by its President or a Vice President to the best of its or his or her knowledge and belief. Global Income Fund shall issue and deliver a certificate or certificates evidencing the Global Income Fund Shares to be delivered to the account of the Trust at said transfer agent registered in such manner as the officers of the Trust may request, or provide evidence satisfactory to the Trust that such Global Income Fund Shares have been registered in an account on the books of Global Income Fund in such manner as the officers of the Trust may request.


4.  Representations and Warranties by Global Income Fund.

   Global Income Fund represents and warrants to the Trust that:

   (a) Global Income Fund is a corporation incorporated under the laws of the State of Maryland on January 28, 1988, and is validly existing under the laws of that State. Global Income Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company and all of the Global Income Fund Shares sold were sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act").

   (b) Global Income Fund is authorized to issue two hundred million (200,000,000) shares of common stock of Global Income Fund, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Global Income Fund currently issues shares of one (1) class and it has not designated any series of shares.

   (c) The financial statements appearing in Global Income Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001, audited by PricewaterhouseCoopers LLP, a copy of which has been delivered to the Trust, fairly present the financial position of Global Income Fund as of the date indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. If available, a copy of the unaudited financial statements appearing in Global Income Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2002, will be delivered to the Trust, which will fairly present the financial position of Global Income Fund as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of Global Income Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Global Income Fund.

   (e) Global Income Fund has the necessary power and authority to conduct its business as such business is now being conducted.

   (f) Global Income Fund is not a party to or obligated under any provision of its Articles of Incorporation or its By-Laws (together, as each has been amended to date, the "Global Income Fund Corporate Documents"), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

   (g) Global Income Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) Global Income Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

5.  Representations and Warranties by the Trust.

   The Trust represents and warrants to Global Income Fund that:

   (a) The Trust is a business trust formed under the laws of the Commonwealth of Massachusetts on October 13, 1988, and is validly existing under the laws of that Commonwealth. The Trust is duly registered under the 1940 Act as a non-diversified, closed-end management investment company and all of the Trust Shares sold were sold in compliance in all material respects with applicable registration requirements of the 1933 Act.

   (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Trust, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. The Trust currently issues shares of one (1) series, and it has not designated any classes of shares.

   (c) The financial statements appearing in the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 2001, audited by PricewaterhouseCoopers LLP, a copy of which has been delivered to Global Income Fund, fairly present the financial position of the Trust as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. If available, a copy of the unaudited financial statements appearing in the Trust's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2002, will be delivered to Global Income Fund, which will fairly present the financial position of the Trust as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

   (d) The books and records of the Trust accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Trust.

   (e) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

   (f) The Trust is not a party to or obligated under any provision of its Declaration of Trust or its By-Laws (together, as each has been amended to date, the "Trust Documents"), or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

   (g) The Trust has elected to be treated as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, and it has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

   (h) The Trust is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

6.  Representations and Warranties by the Trust and Global Income Fund.

   The Trust and Global Income Fund each represents and warrants to the other that:

   (a) The statement of assets and liabilities to be furnished by it as of 4:00 p.m. Eastern time on the Closing Date, for the purpose of determining the number of Global Income Fund Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect its Net Assets in the case of the Trust and its net assets in the case of Global Income Fund and the outstanding Trust Shares and Global Income Fund Shares, respectively, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

   (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

   (c) Except as has been previously disclosed in the Trust Disclosure Documents or in the Global Income Fund Disclosure Documents, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Trust or Global Income Fund, respectively.

   (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

   (e) The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of Global Income Fund (the "Global Income Fund Board") and the Trust Board, respectively, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

   (f) It anticipates that the consummation of this Plan will not cause either the Trust or Global Income Fund to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

   (g) It has the necessary power and authority to conduct its business as such business is now being conducted.

7.  Covenants of the Trust and Global Income Fund.

   (a) The Trust and Global Income Fund each covenants to operate its respective business as presently conducted between the date hereof and the Closing.

   (b) The Trust undertakes that it will not acquire Global Income Fund Shares for the purpose of making distributions thereof to anyone other than the Trust's shareholders.

   (c) The Trust undertakes that, if this Plan is consummated, it will dissolve its trust existence, file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions, including making the necessary filings, to withdraw its shares from listing on those stock exchanges on which the Trust Shares are listed as of the Closing Date.

   (d) The Trust and Global Income Fund each agrees that, by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or had adequate liability reserves created for the payment of such taxes.

   (e) At the Closing, the Trust will provide Global Income Fund a copy of the shareholder ledger accounts, certified by the Trust's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all of the shareholders of record of the Trust Shares as of 4:00 p.m. Eastern time on the Closing Date who are to become shareholders of Global Income Fund as a result of the transfer of assets that is the subject of this Plan.

   (f) The Trust agrees to mail to each of its shareholders of record entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

   (g) Global Income Fund will file with the SEC a registration statement on Form N-14 under the 1933 Act relating to Global Income Fund Shares issuable hereunder (the "Global Income Fund N-14 Registration Statement"), and will use its best efforts to provide that the Global Income Fund N-14 Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Global Income Fund N-14 Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Global Income Fund N-14 Registration Statement becomes effective, at the time of the Trust's shareholders' meeting to consider this Plan, and at the Closing Date, the Prospectus and Statement of Additional Information included in the Global Income Fund N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

   (h) Global Income Fund will take the necessary actions to (i) maintain the listing of its shares on each stock exchange on which Global Income Fund Shares are listed as of the date of this Plan, and until such a time as the Global Income Fund Board determines that it is no longer in the best interests of Global Income Fund and its shareholders, and (ii) obtain the listing on each such stock exchange of those Global Income Fund Shares that are to be issued by Global Income Fund in order to consummate the Reorganization as set forth in
Section 1 of this Plan.

8.  Conditions Precedent to be Fulfilled by the Trust and Global Income Fund.

   The consummation of this Plan hereunder shall be subject to the following respective conditions:

   (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President, a Vice President or an equivalent officer to the foregoing effect.

   (b) That each party shall have delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Trust Board or the Global Income Fund Board, as appropriate, certified by its President, a Vice President or an equivalent officer of the Trust or Global Income Fund, respectively.

   (c) That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

   (d) That this Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Trust at an annual or special meeting or any adjournment thereof.

   (e) That a distribution or distributions shall have been declared for the Trust prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(a) of the Code.

   (f) That there shall be delivered to the Trust and Global Income Fund an opinion from Stradley Ronon Stevens & Young, LLP, counsel to the Trust and Global Income Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and the laws of the State of Maryland and the Commonwealth of Massachusetts, and based upon certificates of the officers of the Trust and Global Income Fund with regard to matters of fact:



      (1) The acquisition by Global Income Fund of substantially all the assets of the Trust as provided for herein in exchange for Global Income Fund Shares followed by the distribution by the Trust to its shareholders of Global Income Fund Shares in complete liquidation of the Trust will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Trust and Global Income Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;


      (2) No gain or loss will be recognized by the Trust upon the transfer of substantially all of its assets to Global Income Fund in exchange solely for voting shares of Global Income Fund (Sections 361(a) and 357(a) of the Code);

      (3) No gain or loss will be recognized by Global Income Fund upon the receipt of substantially all of the assets of the Trust in exchange solely for voting shares of Global Income Fund (Section 1032(a) of the Code);

      (4) No gain or loss will be recognized by the Trust upon the distribution of Global Income Fund Shares to its shareholders in liquidation of the Trust (in pursuance of the Plan) (Section 361(c)(1) of the Code);

      (5) The basis of the assets of the Trust received by Global Income Fund will be the same as the basis of such assets to the Trust immediately prior to the reorganization (Section 362(b) of the Code);

      (6) The holding period of the assets of the Trust received by Global Income Fund will include the period during which such assets were held by the Trust (Section 1223(2) of the Code);

      (7) No gain or loss will be recognized to the shareholders of the Trust upon the exchange of their shares in the Trust for voting shares of Global Income Fund, including fractional shares to which they may be entitled (Section 354(a) of the Code);

      (8) The basis of Global Income Fund Shares received by the shareholders of the Trust shall be the same as the basis of the Trust Shares exchanged therefore (Section 358(a)(1) of the Code);

      (9) The holding period of Global Income Fund Shares received by shareholders of the Trust (including fractional shares to which they may be entitled) will include the holding period of the Trust Shares surrendered in exchange therefore, provided that the Trust Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

      (10) Global Income Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of the Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.


   (g) That there shall be delivered to Global Income Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:


      (1) The Trust is a business trust formed under the laws of the Commonwealth of Massachusetts on October 13, 1988, and is a validly existing trust and in good standing under the laws of that Commonwealth;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trust currently issues shares of one (1) series and it has not designated any classes of shares. Assuming that the initial shares of beneficial interest of the Trust were issued in accordance with the 1940 Act and the Trust Documents, and that all other outstanding shares of the Trust were sold, issued and paid for in compliance in all material respects with applicable registration requirements of the 1933 Act, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights in accordance with the terms of the Trust Documents;

      (3) The Trust is a closed-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the Trust Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust;

      (5) All trust actions required to be taken by the Trust to authorize this Plan and to effect the Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust; and

      (6) The execution, delivery or performance of this Plan by the Trust will not violate any provision of its Trust Documents, or the provisions of any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; this Plan is the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.


   (h) That there shall be delivered to the Trust an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Global Income Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:


      (1) Global Income Fund is a corporation incorporated under the laws of the State of Maryland on January 28, 1988, and is a validly existing corporation and in good standing under the laws of that State;

      (2) Global Income Fund is authorized to issue two hundred million (200,000,000) shares of common stock, par value $0.01 per share. Global Income Fund currently issues shares of one (1) class and it has not designated any series of shares. Assuming that the initial Global Income Fund Shares were issued in accordance with the 1940 Act and the Global Income Fund Corporate Documents, and that all other outstanding shares of Global Income Fund were sold, issued and paid for in compliance in all material respects with applicable registration requirements of the 1933 Act, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights in accordance with the terms of the Global Income Fund Corporate Documents;

      (3) Global Income Fund is a closed-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the Global Income Fund Disclosure Documents, such counsel does not know of any material suit, action or legal or administrative proceeding pending or threatened against Global Income Fund, the unfavorable outcome of which would materially and adversely affect Global Income Fund;

      (5) Global Income Fund Shares to be issued pursuant to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by Global Income Fund;

      (6) All corporate actions required to be taken by Global Income Fund to authorize this Plan and to effect the Reorganization contemplated hereby have been duly authorized by all necessary action on the part of Global Income Fund;

      (7) The execution, delivery or performance of this Plan by Global Income Fund will not violate any provision of its Global Income Fund Corporate Documents, or the provisions of any agreement or other instrument known to such counsel to which Global Income Fund is a party or by which Global Income Fund is otherwise bound; this Plan is the legal, valid and binding obligation of Global Income Fund and is enforceable against Global Income Fund in accordance with its terms; and

      (8) The Global Income Fund N-14 Registration Statement has been declared or, by operation of rule, has become effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such Registration Statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Global Income Fund N-14 Registration Statement became effective, or at the Closing, such Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Global Income Fund N-14 Registration Statement, or of any contract or document of a character required to be described in the Global Income Fund N-14 Registration Statement that is not described as required.

   In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Global Income Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Global Income Fund.

   (i) That the Trust shall have received a certificate from the President or a Vice President of Global Income Fund to the effect that the statements contained in the Global Income Fund N-14 Registration Statement, at the time the Global Income Fund N-14 Registration Statement became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

   (j) That the Global Income Fund N-14 Registration Statement with respect to Global Income Fund Shares to be delivered to the Trust's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Global Income Fund N-14 Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

   (k) That Global Income Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Global Income Fund Shares lawfully to be delivered to each holder of the Trust Shares.

   (l) That, at the Closing, there shall be transferred to Global Income Fund, aggregate Net Assets of the Trust comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of the Trust on the Closing Date.

   (m) That there be delivered to Global Income Fund information concerning the tax basis of the Trust in all securities transferred to Global Income Fund, together with shareholder information including the names, addresses and taxpayer identification numbers of the shareholders of the Trust as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Trust with respect to each shareholder.

   (n) That all consents of other parties, and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary "no-action" positions or exemptive orders from such federal and state authorities), required to permit consummation of the Reorganization contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or Global Income Fund.

   (o) That as of the Closing Date, Global Income Fund shall have (i) maintained the listing of its shares on each stock exchange on which Global Income Fund Shares were listed as of the date of this Plan, and (ii) obtained the listing on each such stock exchange of those Global Income Fund Shares that are to be issued by Global Income Fund pursuant to this Plan and the Reorganization.

9.  Brokerage Fees and Expenses.

   (a) The Trust and Global Income Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.


   (b) The expenses of entering into and carrying out the provisions of this Plan shall be borne one-quarter by the Trust, one-quarter by Global Income Fund and one-half by Franklin Advisers, Inc.


10.  Termination; Postponement; Waiver; Order.

   (a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Trust) prior to the Closing, or the Closing may be postponed as follows:

      (1)  by mutual consent of the Trust and Global Income Fund;

      (2) by Global Income Fund if any condition of its obligations set forth in Section 8 has not been fulfilled or waived; or

      (3)  by the Trust if any condition of its obligations set forth in
   Section 8 has not been fulfilled or waived.

      An election by the Trust or Global Income Fund to terminate this Plan and to abandon the Reorganization shall be exercised by the Trust Board or the Global Income Fund Board, respectively.


   (b) If the transactions contemplated by this Plan have not been consummated by December 31, 2002, the Plan shall automatically terminate on that date, unless a later date is agreed to by both the Trust Board and the Global Income Fund Board.


   (c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Trust nor Global Income Fund, nor their trustees, directors, officers or agents or the shareholders of the Trust or Global Income Fund shall have any liability in respect of this Plan.

   (d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the Global Income Fund Board or the Trust Board, as the case may be, if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

   (e) The respective representations and warranties contained in Sections 4 through 6 hereof shall expire with and be terminated by the Reorganization, and neither the Trust nor Global Income Fund, nor any of their officers, trustees, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, director, agent or shareholder of the Trust or Global Income Fund against any liability to the entity for which that officer, trustee, director, agent or shareholder so acts or to its shareholders to which that officer, trustee, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

   (f) If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Trust Board and the Global Income Fund Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Trust, unless such terms and conditions shall result in a change in the method of computing the number of Global Income Fund Shares to be issued to the Trust in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Trust prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless the Trust shall promptly call a special meeting of its shareholders at which such conditions so imposed shall be submitted for approval.

11.  Entire Agreement and Amendments.

   This Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties relating to the transactions contemplated by this Plan other than those set forth herein or herein provided for. This Plan may be amended only by mutual consent of the parties in writing. Neither this Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.  Counterparts.

   This Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.  Notices.

   (a) Any notice, report or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given to the Trust if delivered or mailed, first class postage prepaid, addressed to Templeton Global Governments Income Trust, at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention: Secretary.

   (b) Any notice, report or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given to Global Income Fund if delivered or mailed, first class postage prepaid, addressed to Templeton Global Income Fund, Inc., at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention: Secretary.

14.  Governing Law.

   This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts.

   IN WITNESS WHEREOF, the Trust and Global Income Fund have each caused this Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.


                                    TEMPLETON GLOBAL GOVERNMENTS
                                    INCOME TRUST

Attest: /s/ Lori A. Weber           By: /s/ Gregory E. McGowan
     ------------------------          --------------------------
      Lori A. Weber                    Gregory E. McGowan
      Assistant Secretary              President

                                    TEMPLETON GLOBAL INCOME FUND,
                                    INC.

Attest: /s/ Lori A. Weber           By: /s/ Barbara J. Green
     ------------------------          --------------------------
      Lori A. Weber                     Barbara J. Green
      Assistant Secretary               Vice President and
                                        Secretary

                                    EXHIBIT B



ANNUAL REPORT
TEMPLETON GLOBAL INCOME FUND, INC.
[MAP GRAPHIC]

                                                                 AUGUST 31, 2001









[FRANKLIN TEMPLETON LOGO]

SHAREHOLDER LETTER


Your Fund's Goal: Templeton Global Income Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers, including emerging markets.

This annual report for Templeton Global Income Fund covers the fiscal year ended August 31, 2001. During the 12 months under review, many investors' expectations of a global economic slowdown and falling interest rates were confirmed, as the Federal Reserve Board (the Fed), the European Central Bank and other central banks around the world enacted multiple rate reductions. The decline in U.S. growth affected Asia's, Europe's and Latin America's growth rates as these regions' export demand


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 13.


CONTENTS

Shareholder Letter .....      1

Performance Summary ....     10

Important Notice to
Shareholders ...........     11

Financial Highlights &
Statement of Investments     12

Financial Statements....     16

Notes to Financial
Statements .............     19

Independent Auditors'
Report .................     23


FUND CATEGORY
[PYRAMID GRAPHIC]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/01

[PIE CHART]

Europe                                            42.7%
Latin America                                     19.8%
U.S.                                              16.8%
Asia                                               7.6%
Australia & New Zealand                            5.4%
Canada                                             2.4%
Short-Term Investments & Other Net Assets          5.3%


weakened. As a result, worldwide industrial production declined during the period. Domestic consumption remained relatively positive, offsetting some of the negative trade effect. However, recent consumer confidence indicators suggest household spending may be slowing in the U.S.

Although reduced consumption generally drove many previous U.S. economic downturns, this time curtailed business investment also appeared to have contributed significantly to the slowdown during the period under review. Within this environment, the Fed's task of maintaining price stability in efforts to prevent a recession became further complicated by concerns that the Fed's policy might not be effective enough. Of particular concern were the Fed's timing and the magnitude of response from business investors and household consumers toward lower interest rates. On the one hand, fiscal stimulus stemming from the tax rebates combined with a positive income effect of recent energy price reductions could result in higher inflation if the Fed were to reduce rates excessively. On the other hand, the negative wealth effect of weaker stock prices together with rising unemployment could result in reduced consumption and tip the economy into recession. During the 12 months under review, the Fed's Open Market Committee weighed these economic concerns and reduced the federal funds target rate a total of 300 basis points, from 6.5% to 3.5%.

With the Fed's aggressive monetary-easing stance, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell, in part, because investors expected the Fed to reduce the federal funds target rate further. Long-term Treasury bond yields did not fall as far despite analysts' expectations of lower inflation due, in part, to possible reductions in the U.S. government's fiscal surplus. Slower economic growth, combined with proposed tax cuts, could result in lower tax revenues and less reduction in outstanding government debt than analysts previously expected. As a result, an excess supply of government debt could drive Treasury bond prices down and yields up.

European bond markets offered positive returns in local currency terms during the year under review. For the 12-month period ended August 31, 2001, European bonds returned 8.44% in local currency terms, with the U.K. and the European Monetary Union (EMU) bond indexes returning 7.52% and 8.67%. German, Italian, French and Spanish bonds rose 8.21%, 8.82%, 8.57% and 8.81%, respectively. Sweden trended with the Euroland countries, returning 6.40%, while Denmark outperformed with a 9.19% return as investors signaled relief following the country's decision not to join the EMU at the current time.(1)


 PORTFOLIO BREAKDOWN
 Based on Total Net Assets
 8/31/01
------------------------------------
 Government Bonds               91.5%

 Corporate Bonds                 3.2%

 Short-Term Investments &
 Other Net Assets                5.3%





1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor, 8/31/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In Asia, the Japanese debt market returned 5.57% for the 12-month period as the country's economy hovered near recession. The Bank of Japan maintained its loose monetary policy stance. The bond markets of the dollar-bloc countries, Australia, Canada and New Zealand, generated positive returns during the period. The Australian bond market returned 10.32%, while the Canadian and New Zealand bond markets returned 8.01% and 8.28%.(1)

Investor risk aversion generally continued to rise, evidenced by the major equity markets' poor performance and wider credit risk rate spreads for higher risk-bearing fixed income asset classes such as high yield and emerging market bonds. For the 12-month period, the Nasdaq Composite Index, Standard & Poor's 500(R) Composite Index and the Dow Jones(R) Industrial Average returned -56.81%, -24.39% and -9.85%, respectively.(2) The additional interest paid for high yield securities over U.S. Treasuries because of their greater credit risk rose from 7.7% on August 31, 2000, to 8.2% on August 31, 2001, as measured by the CS First Boston High Yield Index.(3) Interest rate reduction in




2. Source: Standard & Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value-weighted and includes over 4,000 companies. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The unmanaged S&P 500 serves as the standard for measuring large-cap U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalizations, the index is not composed of the 500 largest, publicly traded U.S. companies. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks.

3. Source: Standard & Poor's Micropal. The unmanaged CS First Boston High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

developed economies generally benefits emerging market borrowers, as it lowers financing costs and can attract positive capital flows for investors seeking higher returns outside developed countries. However, increased investor risk aversion apparently also tempered overall capital flows to emerging economies during the period, offsetting much of the impact from lower interest rates. Consequently, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose from 5.54% at the beginning of the Fund's fiscal year to 7.63% at its close.(4)

The emerging bond market also experienced some volatility due to negative developments in Argentina. With a three-year recession and mounting financing pressures, Argentina successfully secured financial assistance from the International Monetary Fund (IMF) in December. However, investors remained skeptical regarding the government's political will to implement reforms tied to the IMF package. Although the government enacted several policy measures designed to improve liquidity and promote fiscal austerity, market pressure returned as poor economic and financial conditions persisted, and investors once again focused on the likelihood of government default. By the end of the reporting period, Argentina






4. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

received additional IMF financial aid; however, the terms and conditions, and hence the new agreement's feasibility, remain uncertain. The country's bond performance contrasted sharply with those of other emerging markets. Overall, the J.P. Morgan EMBIG generated a positive 5.66% return during the 12 months ended August 31, 2001.(4) The Argentine component suffered as a result of the recession and ensuing financial crisis, ending the period with a -16.29% return. Within the EMBIG, Nigeria was the best performer, returning 52.27%. Other countries that posted solid returns included Colombia (31.16%), Russia (23.38%) and Ecuador (21.58%). Apart from Argentina, index stragglers included Turkey (-5.55%) and Ivory Coast (-8.36%).(4)

Within this environment, Templeton Global Income Fund posted cumulative total returns in U.S. dollar terms of 15.44% based on market price and 7.97% based on net asset value for the 12 months ended August 31, 2001, as shown in the Performance Summary on page 10. The J.P. Morgan Global Government Bond Index, which measures and tracks bonds from around the world, delivered an 8.50% return in local currency terms for the same 12-month period. A weakening dollar versus the euro resulted in the index's lower return of

6.11% in U.S. dollar terms.(5) Throughout the reporting period, we allocated approximately 60%-65% of total net assets to intermediate- and long-term bonds in developed industrial markets. Approximately 30%-35% of total net assets were invested in what we believed to be high-quality, liquid emerging market bonds. The Fund's allocation to emerging market bonds added positively to its performance because emerging market bonds generally outperformed high-quality industrial market debt.

The Fund's geographic allocation changed moderately during the period. Our allocation to North America decreased from 21.5% to 19.2% of total net assets, with U.S. exposure increasing slightly from 15.6% to 16.8% and Canadian exposure decreasing from 5.9% to 2.4%. We invested some of the proceeds from the sales of North American securities into emerging markets. Our European exposure increased from 38.0% to 42.7% of total net assets, as we adjusted the underlying country mix, reducing our exposure to the U.K. and Spain while adding or initiating positions in France, Germany and the Netherlands. Of the emerging markets, we eliminated positions in Argentina and South Korea. We initiated a position in Russia and increased our exposure to Turkey and Brazil.







(5.) Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan Global Government Bond Index measures and tracks bonds from around the world. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Looking forward, we remain optimistic about prospects for global bond markets and Templeton Global Income Fund. In our opinion, reduced economic growth, global inflation and interest rates should remain supportive of bond prices in the short term. In our view, the recent terrorist attacks in New York and Washington, D.C., have increased the risk of recession because of the potential negative impact on consumer confidence, equity markets and energy prices. However, we believe that bonds as an asset class could become more appealing, if investors' increased risk aversion results in rising demand for fixed income securities. We also hold a positive long-term outlook for emerging market bonds. However, we are cautious in the near term because investors could reduce their holdings of higher risk assets. In our view, at period-end, the Fund's portfolio is well-positioned with significant positions in government bonds of developed countries and its emphasis on oil-exporting countries among its emerging market holdings.

It is important to note that global investing involves special risks related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets.

Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your future investment needs and welcome your comments or suggestions.


Portfolio Management Team
Templeton Global Income Fund






--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of August 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 8/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE AND DISTRIBUTION INFORMATION

                                             CHANGE       8/31/01       8/31/00
--------------------------------------------------------------------------------
Net Asset Value                             -$  0.07       $6.99         $7.06
Market Price (NYSE)                         +$0.3625       $6.55       $6.1875
Distributions (9/1/00 - 8/31/01)
Dividend Income                                $0.31
Return of Capital                              $0.24
                                               -----
      Total                                    $0.55



1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

PERFORMANCE

                                             1-YEAR      5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                             7.97%       29.15%         95.68%

  Based on change in
  market price                               15.44%       44.18%         82.94%

Average Annual Total Return(1)
  Based on change in
  net asset value                             7.97%        5.25%          6.94%

  Based on change in
  market price                               15.44%        7.59%          6.23%


--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities, effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in at least three different countries (one of which may be the United States) in one or more of the following investments: (i) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities ("U.S. Government securities"); (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supranational organizations, which are chartered to promote economic development and are supported by various governments and governmental entities;
(iv) U.S. and foreign corporate debt securities and preferred equity securities, including those debt securities which may have equity features, such as conversion or exchange rights, or which carry warrants to purchase common stock or other equity interests; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies remains the same.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

INVESTMENT ADVISOR. In July 2001, Franklin Advisers, Inc. assumed the investment advisory services previously provided to the Fund by Templeton Investment Counsel, LLC, through its Templeton Global Bond Managers division. Members of the investment management team previously employed by Templeton Investment Counsel continue to be responsible for the Fund's day-to-day management. The Fund's primary goal of high, current income and its secondary goal of capital appreciation, as well as its other investment policies, restrictions and tax diversification requirements, remains the same.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                                                               YEAR ENDED AUGUST 31,
                                                            ------------------------------------------------------------
                                                              2001        2000         1999         1998         1997
                                                              -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)
Net asset value, beginning of year......................       $7.06       $7.50        $7.67        $8.35         $8.34
                                                            ------------------------------------------------------------
Income from investment operations:
 Net investment income..................................         .56         .60          .61          .60           .60
 Net realized and unrealized gains (losses).............        (.11)       (.46)        (.18)        (.71)          .01
                                                            ------------------------------------------------------------
Total from investment operations........................         .45         .14          .43         (.11)          .61
                                                            ------------------------------------------------------------
Capital share repurchases...............................         .03         .02          .01          .03            --
                                                            ------------------------------------------------------------
Less distributions from:
 Net investment income..................................        (.31)       (.60)        (.60)        (.60)         (.60)
 Net realized gains.....................................          --          --         (.01)          --            --
 Tax return of capital..................................        (.24)         --           --           --            --
                                                            ------------------------------------------------------------
Total distributions.....................................        (.55)       (.60)        (.61)        (.60)         (.60)
                                                            ------------------------------------------------------------
Net asset value, end of year............................       $6.99       $7.06        $7.50        $7.67         $8.35
                                                            ============================================================
Market value, end of year(a)............................     $6.5500     $6.1875      $6.5625      $6.4375       $7.5625
                                                            ============================================================
Total Return (based on market value per share)..........      15.44%       3.97%       11.29%      (7.69)%        17.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........................    $763,696    $797,122     $862,788     $891,785    $1,002,756
Ratios to average net assets:
 Expenses...............................................        .75%        .75%         .76%         .74%          .75%
 Net investment income..................................       8.11%       8.12%        7.70%        7.26%         7.05%
Portfolio turnover rate.................................      66.27%     110.36%       66.07%       74.55%       191.83%

+Based on average weighted shares outstanding effective year ended August 31, 1999.
(a)Based on the last sale on the New York Stock Exchange.
                       See Notes to Financial Statements.
 12

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 94.7%
AUSTRALIA 3.6%
Government of Australia, 10.00%, 10/15/07...................      20,704,000AUD    $ 13,515,961
Queensland Treasury Corp., 6.50%, 6/14/05...................      25,315,000AUD      13,858,909
                                                                                   ------------
                                                                                     27,374,870
                                                                                   ------------
BELGIUM 2.7%
Kingdom of Belgium, 8.50%, 10/01/07.........................      18,604,000EUR      20,234,744
                                                                                   ------------
BRAZIL 5.8%
Government of Brazil:
  FRN, 5.50%, 4/15/09.......................................       6,823,531          5,390,589
  14.50%, 10/15/09..........................................      16,625,000         16,961,656
  12.75%, 1/15/20...........................................       4,500,000          3,828,375
  10.125%, 5/15/27..........................................       4,550,000          3,180,450
  11.00%, 8/17/40...........................................      20,550,000         14,768,093
                                                                                   ------------
                                                                                     44,129,163
                                                                                   ------------
CANADA 2.4%
Government of Canada:
  10.00%, 5/01/02...........................................      25,710,000CAD      17,249,219
  10.25%, 2/01/04...........................................       1,130,000CAD         823,279
                                                                                   ------------
                                                                                     18,072,498
                                                                                   ------------
DENMARK 1.3%
Kingdom of Denmark, 8.00%, 3/15/06..........................      73,189,000DKK      10,123,298
                                                                                   ------------
ECUADOR .5%
Republic of Ecuador, Reg S, 12.00%, 11/15/12................       6,200,000          4,154,000
                                                                                   ------------
FRANCE 7.2%
Government of France:
  8.25%, 2/27/04............................................      39,000,000EUR      38,879,553
  8.50%, 10/25/08...........................................      14,377,000EUR      16,047,286
                                                                                   ------------
                                                                                     54,926,839
                                                                                   ------------
GERMANY 6.6%
Federal Republic of Germany:
  8.00%, 7/22/02............................................      13,643,824EUR      12,813,470
  6.00%, 7/04/07............................................      38,681,000EUR      37,974,770
                                                                                   ------------
                                                                                     50,788,240
                                                                                   ------------
ITALY 7.2%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................      11,372,000EUR      12,158,640
  6.75%, 7/01/07............................................       6,231,000EUR       6,265,525
Government of Italy, 10.50%, 4/01/05........................      33,730,000EUR      36,815,304
                                                                                   ------------
                                                                                     55,239,469
                                                                                   ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MEXICO 5.9%
United Mexican States:
  9.875%, 1/15/07...........................................    $ 12,580,000       $ 13,995,250
  8.625%, 3/12/08...........................................       6,960,000          7,313,220
  11.375%, 9/15/16..........................................      19,545,000         23,698,313
                                                                                   ------------
                                                                                     45,006,783
                                                                                   ------------
NETHERLANDS 4.0%
Cellco Finance NV, 15.00%, 8/01/05..........................      11,460,000          8,279,850
Government of Netherlands:
  7.75%, 3/01/05............................................      14,853,000EUR      15,006,805
  5.75%, 2/15/07............................................       7,833,000EUR       7,542,349
                                                                                   ------------
                                                                                     30,829,004
                                                                                   ------------
NEW ZEALAND 1.8%
Government of New Zealand, 8.00%, 11/15/06..................      29,503,000NZD      13,851,389
                                                                                   ------------
PANAMA .8%
Republic of Panama, 8.875%, 9/30/27.........................       6,070,000          5,720,975
                                                                                   ------------
PERU 1.3%
Republic of Peru, FRN, 4.50%, 3/07/17.......................      13,900,000         10,042,750
                                                                                   ------------
RUSSIA 4.4%
Federation of Russia:
  Reg S, 11.00%, 7/24/18....................................      35,420,000         31,814,173
  12.75%, 6/24/28...........................................       1,700,000          1,706,943
                                                                                   ------------
                                                                                     33,521,116
                                                                                   ------------
SPAIN 3.4%
Government of Spain:
  10.15%, 1/31/06...........................................      12,536,000EUR      13,952,549
  8.80%, 4/30/06............................................      11,229,000EUR      12,031,727
                                                                                   ------------
                                                                                     25,984,276
                                                                                   ------------
SWEDEN 3.2%
Kingdom of Sweden, 10.25%, 5/05/03..........................     234,800,000SEK      24,518,797
                                                                                   ------------
TURKEY 7.6%
Republic of Turkey:
  Reg S, 10.00%, 9/19/07....................................       3,938,000          3,433,936
  12.375%, 6/15/09..........................................      26,310,000         24,152,580
  11.875%, 1/15/30..........................................      36,630,000         30,297,772
                                                                                   ------------
                                                                                     57,884,288
                                                                                   ------------
UNITED KINGDOM 2.7%
United Kingdom, 8.50%, 7/16/07..............................      12,227,000GBP      20,776,181
                                                                                   ------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 2001 (CONT.)

                                                                 PRINCIPAL
                                                                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UNITED STATES 16.8%
Federal National Mortgage Association:
  5.25%, 1/15/09............................................    $ 15,844,000       $ 15,717,739
  6.00%, 5/15/11............................................      56,217,000         57,917,283
KFW International Finance Inc., 6.125%, 7/08/02.............      15,811,000         16,184,598
U.S. Treasury Note, 7.875%, 11/15/04........................      34,449,000         38,304,360
                                                                                   ------------
                                                                                    128,123,980
                                                                                   ------------
VENEZUELA 5.5%
Republic of Venezuela, 9.25%, 9/15/27.......................      60,805,000         42,031,457
                                                                                   ------------
TOTAL LONG TERM INVESTMENTS (COST $810,596,009).............                        723,334,117
                                                                                   ------------
                                                                  SHARES
                                                                 ---------
(a)SHORT TERM INVESTMENTS (COST $24,035,423) 3.2%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................      24,035,423         24,035,423
                                                                                   ------------
TOTAL INVESTMENTS (COST $834,631,432) 97.9%.................                        747,369,540
OTHER ASSETS, LESS LIABILITIES 2.1%.........................                         16,326,231
                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                       $763,695,771
                                                                                   ============

CURRENCY ABBREVIATIONS:

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK  -- Danish Krone
EUR  -- European Unit
GBP  -- British Pound
NZD -- New Zealand Dollar
SEK  -- Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated.
(a)The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.
                       See Notes to Financial Statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2001

Assets:
 Investments in securities, at value (cost $834,631,432)....    $ 747,369,540
 Receivables:
  Investment securities sold................................       18,355,918
  Interest..................................................       20,986,844
                                                                -------------
      Total assets..........................................      786,712,302
                                                                -------------
Liabilities:
 Payables:
  Investment securities purchased...........................       21,943,304
  To affiliates.............................................          408,203
 Distributions to shareholders..............................          334,526
 Accrued expenses...........................................          330,498
                                                                -------------
      Total liabilities.....................................       23,016,531
                                                                -------------
Net assets, at value........................................    $ 763,695,771
                                                                =============
Net assets consist of:
 Undistributed net investment income........................    $    (334,526)
 Net unrealized depreciation................................      (87,062,653)
 Accumulated net realized loss..............................      (76,812,588)
 Capital shares.............................................      927,905,538
                                                                -------------
Net assets, at value........................................    $ 763,695,771
                                                                =============
Net asset value per share ($763,695,771 / 109,243,000 shares
  outstanding)..............................................            $6.99
                                                                =============

                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2001

Investment Income:
 (net of foreign taxes of $113,561)
 Dividends..................................................    $    537,369
 Interest...................................................      67,119,681
                                                                ------------
      Total investment income...............................                    $ 67,657,050
Expenses:
 Management fees (Note 3)...................................       3,873,723
 Administrative fees (Note 3)...............................       1,038,135
 Transfer agent fees........................................         469,124
 Custodian fees.............................................         150,000
 Registration and filing fees...............................          87,500
 Professional fees..........................................          74,200
 Directors' fees and expenses...............................          50,300
 Other......................................................           9,100
                                                                ------------
      Total expenses........................................                       5,752,082
                                                                                ------------
            Net investment income...........................                      61,904,968
                                                                                ------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (35,127,613)
  Foreign currency transactions.............................      (1,397,657)
                                                                ------------
      Net realized loss.....................................                     (36,525,270)
 Net unrealized appreciation on:
  Investments...............................................      23,265,974
  Translation of assets and liabilities denominated in
    foreign currencies......................................         816,115
                                                                ------------
      Net unrealized appreciation...........................                      24,082,089
                                                                                ------------
Net realized and unrealized loss............................                     (12,443,181)
                                                                                ------------
Net increase in net assets resulting from operations........                    $ 49,461,787
                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 2001 AND 2000

                                                                    2001               2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 61,904,968       $ 67,987,266
  Net realized loss from investments and foreign currency
   transactions.............................................     (36,525,270)       (51,566,893)
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................      24,082,089            (17,392)
                                                                -------------------------------
    Net increase in net assets resulting from operations....      49,461,787         16,402,981

 Distributions to shareholders from:
  Net investment income.....................................     (34,203,437)       (68,751,105)
  Tax return of capital.....................................     (26,322,100)                --
                                                                -------------------------------
 Total distributions to shareholders........................     (60,525,537)       (68,751,105)
 Capital share transactions (Note 2)........................     (22,362,140)       (13,318,551)
    Net decrease in net assets..............................     (33,425,890)       (65,666,675)

Net assets:
 Beginning of year..........................................     797,121,661        862,788,336
                                                                -------------------------------
 End of year................................................    $763,695,771       $797,121,661
                                                                ===============================

Undistributed net investment income included in net assets:
 End of year................................................    $   (334,526)      $         --
                                                                ===============================

                       See Notes to Financial Statements.
 18

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund invests primarily in a portfolio of debt securities of U.S. and foreign issuers including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FOREIGN CURRENCY CONTRACTS:

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premiums and discounts on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $26,503,362.

2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open-market transactions, at the discretion of management. This authorization remains in effect.

At August 31, 2001, there were 200 million shares authorized ($0.01 par value). During the year ended August 31, 2001, 3,683,700 shares were repurchased for $22,362,140. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2001 was 11%. During the year ended August 31, 2000, 2,128,700 shares were repurchased for $13,318,551. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2000 was 13%. Through August 31, 2001 the Fund had repurchased a total of 11,210,400 shares.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million

4. INCOME TAXES

At August 31, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $838,026,743 was as follows:

Unrealized appreciation.....................................  $  8,181,035
Unrealized depreciation.....................................   (98,838,238)
                                                              ------------
Net unrealized depreciation.................................  $(90,657,203)
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities and foreign currencies, and foreign currency gains/losses on the sale of debt instruments.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

    Capital loss carryovers expiring in:

2008........................................................  $ 7,992,348
2009........................................................   16,558,137
                                                              -----------
                                                              $24,550,485
                                                              ===========

At August 31, 2001, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2000 of $27,807,554 and $21,059,238, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2002.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2001 aggregated $482,836,480 and $522,409,978 respectively.

TEMPLETON GLOBAL INCOME FUND, INC.
INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Global Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Fund, Inc. (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended August 31, 1998 were audited by other independent accountants whose report dated September 29, 1998 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
San Francisco, California
September 26, 2001

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Fund was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Directors of the Fund; to ratify the selection of PricewaterhouseCoopers LLP, as the Fund's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Charles B. Johnson, Betty P. Krahmer and Fred R. Millsaps.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                               % OF              % OF                          % OF              % OF
   TERM EXPIRING 2004:         FOR      OUTSTANDING SHARES   VOTED SHARES   WITHHELD    OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------------------------------------------------------
Frank J. Crothers........  101,328,868        91.97             97.79       2,294,475          2.08              2.21
Charles B. Johnson.......  101,457,838        92.08             97.91       2,165,505          1.97              2.09
Betty P. Krahmer.........  101,461,093        92.09             97.91       2,162,250          1.96              2.09
Fred R. Millsaps.........  101,182,674        91.83             97.64       2,440,669          2.22              2.36

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 2001:

                             SHARES            % OF              % OF
                              VOTED     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................  102,193,611        92.75              98.62
Against..................      516,192         0.47               0.50
Abstain..................      913,540         0.83               0.88
-------------------------------------------------------------------------
Total....................  103,623,343        94.05             100.00


3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                             SHARES            % OF              % OF
                              VOTED     OUTSTANDING SHARES   VOTED SHARES
-------------------------------------------------------------------------
For......................   93,120,019        84.52              89.86
Against..................    7,837,564         7.11               7.57
Abstain..................    2,665,760         2.42               2.57
-------------------------------------------------------------------------
Total....................  103,623,343        94.05             100.00

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 24

TEMPLETON GLOBAL INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Global Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON GLOBAL INCOME FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "GIM." The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor ServiceDirect(SM). For information go to Mellon Investor Services' web site at https://vault.mellon-investor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 26

ANNUAL REPORT

AUDITORS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, CA 94105

TEMPLETON GLOBAL INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.mellon-investor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLGIM A2001 10/01                     [Recycling Logo] Printed on recycled paper

                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of
TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

By and in exchange for shares of
TEMPLETON GLOBAL INCOME FUND, INC.

   This Statement of Additional Information ("SAI") relates specifically to the proposed acquisition by Templeton Global Income Fund, Inc. ("Global Income Fund") of substantially all of the assets of the Templeton Global Governments Income Trust (the "Trust") in exchange solely for shares of Global Income Fund (the "Transaction").

   This SAI also includes the following documents, which are attached to and legally considered to be a part of this SAI:


    1. Pro Forma Financial Statements reflecting the financial situation of Global Income Fund following the Transaction as if the Transaction had taken place on February 28, 2002.

    2. Annual Report of the Trust for the fiscal year ended August 31, 2001.

    3. Semi-Annual Report of the Trust for the period ended February 28, 2002.

    4. Semi-Annual Report of Global Income Fund for the period ended February 28, 2002.



   This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated May 31, 2002, relating to the Transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN(R) or by writing to Global Income Fund at 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

   Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectus/Proxy Statement.


        This Statement of Additional Information is dated May 31, 2002.

                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE FUNDS.................................................  3
   Comparison of Voting Rights......................................................  3
   Comparison of Quorum Requirements................................................  4
   Comparison of Shareholder Inspection Rights......................................  4
   Comparison of Dividend Reinvestment Plans........................................  4
   Comparison of Anti-Takeover Provisions in the Charter Documents of the Trust and
     Global Income Fund.............................................................  6
INVESTMENT GOALS, POLICIES AND RESTRICTIONS.........................................  8
MANAGEMENT OF THE FUNDS............................................................. 13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................. 22
INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS.................................. 22
   Adviser.......................................................................... 22
   Administrative, Custody, Transfer Agency and Accounting Services................. 23
   Independent Auditors............................................................. 23
   Legal Counsel.................................................................... 23
   Personal Trading Policies........................................................ 23
BROKERAGE ALLOCATION AND OTHER PRACTICES............................................ 24
SHARE REPURCHASE PROGRAM............................................................ 25
U.S. FEDERAL INCOME TAX MATTERS..................................................... 26
   In General....................................................................... 26
   Tax Consequences of the Reorganization........................................... 30
PRO FORMA FINANCIAL STATEMENTS...................................................... 31
FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS............................ 37



   Annual Report of the Trust for the fiscal year ended August 31, 2001
     (enclosed)

   Semi-Annual Report of the Trust for the period ended February 28, 2002
     (enclosed)

   Semi-Annual Report of Global Income Fund for the period ended February 28,
     2002 (enclosed)

                      GENERAL INFORMATION ABOUT THE FUNDS

   Global Income Fund and the Trust are non-diversified, closed-end management investment companies registered with the U.S. Securities and Exchange Commission (the "SEC"). The Trust was organized as a Massachusetts business trust on October 13, 1988. Global Income Fund was organized as a Maryland corporation on January 28, 1988.

   Global Income Fund's principal investment goal is to provide high current income. Global Income Fund's secondary investment goal is to seek capital appreciation, but only when consistent with its principal objective. Under normal market conditions, Global Income Fund invests at least 65% of its total assets in debt securities issued or guaranteed by governments, government agencies and supranational entities, as well as corporate debt securities, preferred equity securities and debt obligations of banks.

   The Trust's investment goal is to provide a high level of current income consistent with preservation of capital. Under normal market conditions, the Trust invests at least 65% of its total assets in investment grade debt securities issued or guaranteed by governments, government agencies, supranational entities, political subdivisions and other government entities and in corporate debt securities.

   As with most investments, investing in Global Income Fund and the Trust involves risk. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment goals. The risks associated with an investment in each Fund are substantially similar. These risks include the risks of investing in foreign securities. Both Funds are subject to the risks of investing in debt securities, which include interest rate, income, market and call risks. Furthermore, both Funds are subject to the credit and related risks of investments in lower-rated debt securities. To the extent Global Income Fund invests in common stocks, it will be subject to general stock risk. To the extent the Funds purchase and sell options and futures contracts, or enter into foreign currency exchange contracts, the Funds may be subject to additional volatility and potential losses. Both Funds are subject to the risks associated with being non-diversified, closed-end management investment companies.

Comparison of Voting Rights

   The Trust. Under the Trust's Declaration of Trust and By-Laws and under applicable Massachusetts law, shareholders of the Trust are entitled to vote upon the following matters (which authority may or may not be shared with the Trustees):

  .   the election or removal of Trustees,

  .   investment advisory and management contracts,

  .   the termination of the Trust,

  .   certain amendments to the Declaration of Trust and the By-Laws,

  .   mergers, consolidations or reincorporations of the Trust,

  .   the sale of all or substantially all of the Trust's assets,

  .   the reorganization of the Trust into an open-end investment company,

  . the determination of whether to proceed with certain potential derivative litigation to the same extent as the stockholders of a Massachusetts business corporation, and

  . such other matters relating to the Trust as the Trustees consider necessary or desirable, or as may be required by applicable law, the Declaration of Trust or the By-Laws.

   Global Income Fund. Under Global Income Fund's Articles of Incorporation and By-Laws and under applicable Maryland law, shareholders of Global Income Fund are entitled to vote upon the following matters (which authority may or may not be shared with the Directors):

  .   the election or removal of Directors,

  .   a modification in the number of Directors,

  . liquidation or dissolution (including partial liquidations) of Global Income Fund,

  .   certain amendments to the Articles of Incorporation and the By-Laws,

  .   mergers, share exchanges or consolidations of Global Income Fund, and

  . certain transfers of assets other than in the ordinary course of business, including the sale of all or substantially all of Global Income Fund's assets.

   In addition, each Fund is required to hold annual meetings of shareholders at which, among other things, Trustees and Directors, respectively, are elected.

Comparison of Quorum Requirements


   The Massachusetts Statute does not contain a provision that defines a quorum for purposes of taking action by shareholders. However, the By-Laws of the Trust provide that the holders of a majority of outstanding shares, present in person or by proxy, constitute a quorum at any meeting of Trust shareholders. Similarly, the Maryland Code and Global Income Fund's By-Laws provide that the presence in person or by proxy of shareholders of Global Income Fund entitled to cast a majority of all the votes entitled to be cast at that meeting constitutes a quorum.


Comparison of Shareholder Inspection Rights

   There is no provision in the Massachusetts Statute relating to the inspection of trust records by shareholders. However, the By-Laws of the Trust provide that the records of the Trust are open to inspection by Trust shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

   The Maryland Code provides that, during usual business hours, a shareholder may inspect and copy the following corporate documents: by-laws; minutes of shareholders' meetings; annual statements of affairs; and voting trust agreements. Moreover, one or more persons who together are, and for at least six months have been, shareholders of record of at least five percent of the outstanding stock of any class of Global Income Fund are entitled to inspect and copy Global Income Fund's books of account and stock ledger, and to review a statement of affairs and a list of shareholders.

Comparison of Dividend Reinvestment Plans

   The Trust's Dividend Reinvestment Plan. Under the Trust's Dividend Reinvestment Plan (the "Trust Plan"), the provisions of which are summarized below, each Trust shareholder whose Trust shares are registered in his or her own name has all dividends and distributions of income and capital gains paid by the Trust automatically reinvested in additional shares of the Trust by Morgan Stanley Dean Witter Trust (FSB) (the "Trust Plan Agent") unless the Trust shareholder specifically elects to receive such dividends and distributions in cash.

   Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested under the Trust Plan if such broker-dealer or nominee makes an election to participate on behalf of the Trust shareholders unless the broker-dealer or nominee does not provide the service. The Trust Plan Agent intends to make such election on behalf of Trust shareholders whose shares are registered in its name unless a Trust shareholder specifically elects to receive dividends and distributions in cash.

   The Trust Plan Agent must receive any such election not less than ten days before the applicable dividend or distribution record date. Otherwise, such election will be effective with respect to any subsequently declared dividend or distribution. Trust shareholders who elect not to participate in the Trust Plan will receive all dividends and distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Trust Plan Agent, as dividend paying agent.

   The Trust Plan Agent serves as agent for the Trust shareholders in administering the Trust Plan. When the Trust declares a dividend or distribution, participants in the Trust Plan will receive the equivalent in shares of the Trust as follows. If the market price is equal to or exceeds the Trust's net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the dividend or distribution, new shares will be issued by the Trust at a price equal to the higher of net asset value or 95% of the then current market price of the Trust's shares. As a result, if market price exceeds net asset value by more than 5%, participants in the Trust Plan will be purchasing shares at a price that exceeds net asset value per share. The Trust will not issue shares under the Trust Plan at a price below net asset value. If the market price is lower than the net asset value determined at the time of valuation, or if such dividend or distribution is payable only in cash, the Trust Plan Agent will, as agent for the participants, buy Trust shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, before the Trust Plan Agent has completed its purchases, the market price exceeds the net asset value of the Trust shares, the average per share purchase price paid by the Trust Plan Agent may exceed the net asset value of the Trust's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust valued at net asset value.

   The Trust Plan Agent maintains all shareholder accounts in the Trust Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Trust shareholders for personal and tax records. The Trust Plan Agent will hold shares in the account of each Trust Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Trust Plan.

   In the case of Trust shareholders such as banks, brokers or nominees, which hold shares as of record for others who are the beneficial owners, the Trust Plan Agent will administer the Trust Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholders' names and held for the account of beneficial owners who are to participate in the Trust Plan.

   There is no charge to participants for reinvesting dividends or capital gains distributions. The Trust Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Trust. There will be no brokerage charges with respect to shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Trust Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

   The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

   The Trust and the Trust Plan Agent reserve the right to amend the Trust Plan, including the imposition of a service charge, or to terminate the Trust Plan upon at least 90 days advance notice to all participants. All correspondence concerning the Trust Plan should be directed to Morgan Stanley Dean Witter Trust (FSB), P.O. Box 1040, Jersey City, New Jersey 07303.

   Global Income Fund's Dividend Reinvestment and Cash Purchase Plan. Under the Dividend Reinvestment and Cash Purchase Plan of Global Income Fund (the "Fund Plan"), a summary of which is set forth below, shareholders may elect to have all dividends and distributions automatically reinvested by Mellon Securities Trust Company (the "Fund Plan Agent") in Global Income Fund Shares pursuant to the Fund Plan.

   Shareholders who do not participate in the Fund Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Fund Plan Agent, as dividend paying agent.

   The Fund Plan Agent serves as agent for the shareholders in administering the Fund Plan. When Global Income Fund declares a dividend or distribution, participants in the Fund Plan will receive the equivalent in shares of Global Income Fund as follows. If the market price is equal to or exceeds net asset value at the valuation date, participants will be issued shares of Global Income Fund at a price equal to net asset value per share but not less than 95% of the then current market price of Global Income Fund Shares. As a result, if the market price exceeds net asset value by more than 5% of the current market price, participants in the Fund Plan will be purchasing shares at a price that exceeds net asset value. Global Income Fund will not issue shares under the Fund Plan at a price below net asset value. If the market price is lower than net asset value, or if Global Income Fund should declare a dividend or other distribution payable only in cash, the Fund Plan Agent will, as agent for the participants, buy Global Income Fund Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. If, before the Fund Plan Agent has completed its purchases, the market price exceeds the net asset value of a Global Income Fund Share, the average per share purchase price paid by the Fund Plan Agent may exceed the net asset value of Global Income Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by Global Income Fund at net asset value.

   A participant in the Fund Plan also has the option of submitting additional payments to the Fund Plan Agent in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Global Income Fund Shares for his or her account. The Fund Plan Agent shall apply such payments (less a $5 service charge and less a pro rata share of trading fees) to purchases of Global Income Fund Shares on the open market.

   The Fund Plan Agent maintains all shareholder accounts in the Fund Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Fund Plan Agent will hold Global Income Fund Shares in the account of each Fund Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased pursuant to the Fund Plan.

   There is no charge to participants for reinvesting dividends or capital gains distributions. The Fund Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by Global Income Fund. There will be no brokerage charges with respect to shares issued directly by Global Income Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

   The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.


   Global Income Fund and the Fund Plan agent each reserve the right to amend or supplement at any time or times the Fund Plan, including the imposition of a service charge, or to terminate the Fund Plan upon at least 90 days advance written notice to all participants. All correspondence concerning the Fund Plan should be directed to Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938.


Comparison of Anti-Takeover Provisions in the Charter Documents of the Trust and Global Income Fund

   The Trust's Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Trust. The Board of Trustees is divided into three classes, each having a term of three years. At the annual meeting of shareholders in one year, the term of one class will expire, with the term of another class expiring in the following year, and the term of the third class expiring in the third year, and this termination schedule is repeated in sequence every three years. This provision could delay for up to two years the replacement of a majority of the Board of Trustees.


   A Trustee may be removed from office only by written instrument that is signed by at least two-thirds of the remaining Trustees or by vote of the holders of at least two-thirds of the outstanding shares of the Trust. The Trust is required to call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Trust's outstanding shares.


   In addition, the Declaration of Trust require the favorable vote of the holders of at least 75% of the outstanding shares of the Trust then entitled to be voted to approve, adopt or authorize the following:

   (i) a merger or consolidation of the Trust with another entity,

  (ii) a sale of all or substantially all of the Trust's assets (other than in the regular course of the Trust's investment activities), or

 (iii)  a liquidation or dissolution of the Trust,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration of Trust, in which case the affirmative vote of a "majority of the outstanding shares," as defined in the 1940 Act, is required.

   Reference should be made to the Declaration of Trust of the Trust on file with the SEC for the full text of these provisions. These provisions will make it more difficult to change management of the Trust than if they had not been otherwise included in the Trust's Declaration of Trust and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction.

   The Articles of Incorporation of Global Income Fund also include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of Global Income Fund. Like the Trust, the Board of Directors is divided into three classes, each having a term of three years. At the annual meeting of shareholders in one year, the term of one class will expire, with the term of another class expiring in the following year, and the term of the third class expiring in the third year, and this termination schedule is repeated in sequence every three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

   A Director may be removed from office only by vote of the holders of at least two-thirds of the shares of Global Income Fund then entitled to vote in an election of Directors. The Directors of Global Income Fund are required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of Global Income Fund's outstanding shares.

   In addition, the Articles of Incorporation require the favorable vote of the holders of at least 75% of the shares of Global Income Fund then entitled to be voted to approve, adopt or authorize the following:

   (i) a merger or consolidation of Global Income Fund with another corporation,

  (ii) a sale of all or substantially all of Global Income Fund's assets (other than in the regular course of Global Income Fund's investment activities), or

 (iii) a liquidation or dissolution of Global Income Fund

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon pursuant to the provisions of the Articles of Incorporation is required.

   Reference should be made to the Articles of Incorporation on file with the SEC for the full text of these provisions. These provisions will make it more difficult to change management of Global Income Fund than if they had not been included in Global Income Fund's Articles of Incorporation and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of Global Income Fund in a tender offer or similar transaction.

                  INVESTMENT GOALS, POLICIES AND RESTRICTIONS

   The following discussion of investment techniques and portfolio instruments supplements and should be read in conjunction with the investment goals, policies and restrictions described in the "How do the investment goals and policies of the Funds compare?" and "What are the risks of an investment in the Funds?" sections under "Comparisons of Some Important Features" in Proposal 2 of the Prospectus/Proxy Statement.

   When-Issued and Delayed Delivery Transactions. The Trust, but not Global Income Fund, is authorized to purchase securities on a when-issued basis and may purchase and sell debt securities on a when-issued and delayed delivery basis. There is no limit on the amount of assets that the Trust may invest in when-issued securities. A when-issued obligation refers to an obligation whose price is fixed at the time the commitment to purchase is made, but has not been issued. Delayed delivery refers to the delivery of securities later than the customary time for delivery of securities. No income accrues to the Trust prior to the date the Trust actually takes delivery of the securities. These securities are subject to market fluctuation before delivery to the Trust. The value of the securities at delivery may be more or less than their purchase price. By the time delivery occurs, better yields may be generally available than the yields on the securities obtained pursuant to such transactions.

   In when-issued and delayed delivery transactions, the Trust relies on the buyer or seller, as the case may be, to complete the transaction. Therefore, if the other party fails to complete the transaction, the Trust may miss an advantageous price or yield. When the Trust is the buyer in such a transaction, it will either maintain specified asset coverage of at least 300% of the amount equal to the purchase price, until it makes payment, or maintain, in a segregated account, an amount equal to the purchase price, until it makes payment. This amount will be in the form of cash or other liquid assets. The Trust will generally make commitments to purchase such securities on a when-issued basis with the intention of acquiring such securities. The Trust may, however, find it advisable to sell them before the settlement date.

   Repurchase Agreements. Each Fund may have a portion of its assets in cash or cash equivalents for a variety of reasons, including waiting for a special investment opportunity or taking a defensive position. To earn income on this portion of its assets, a Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. Advisers will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. A Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards; i.e., banks or broker-dealers that Advisers has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

   Loans of Portfolio Securities. To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of a Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 102% (for loaned securities issued in the U.S.) or 105% (for loaned securities outside the U.S.) of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

   Where voting rights with respect to the loaned securities pass with the lending of the securities, Advisers intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when Advisers has knowledge that, in its opinion, a material event affecting the loaned securities will occur or Advisers otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Directors or Board of Trustees, as applicable; i.e., banks or broker-dealers that Advisers has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

   Derivative Securities. Derivative securities are those whose value are dependent upon the performance of one or more other securities or investments or indices, in contrast to common stock, for example, whose value is dependent upon the operations of the issuer. To the extent a Fund enters into these transactions, their success will depend upon Advisers' ability to predict pertinent market movements. Each Fund may write put and call options and purchase put and call options on securities, domestic and foreign securities indices (in the case of Global Income Fund only) and futures contracts, for the purpose of hedging the Fund's investments against a decline in value, to implement a management strategy, and/or to enhance the Fund's returns. A Fund may engage in these transactions, for example, in seeking to protect against the effect of changes in currency exchange rates or interest rates that are adverse to the present or prospective position of the Fund.

   Futures Contracts. Changes in interest rates, securities prices, or foreign currency valuations may affect the value of a Fund's investments. To reduce exposure to these factors, a Fund may buy and sell financial futures contracts, securities index futures contracts, foreign currency futures contracts, and options on any of these contracts. A financial futures contract is an agreement to buy or sell a specified debt security at a specified future date and price. A futures contract on a foreign currency is an agreement to buy or sell a specific amount of a currency for a set price on a future date.

   Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

   A Fund also may buy and sell index futures contracts with respect to any securities index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the securities index at the expiration of the contract.

   At the time a Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When selling a stock index futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   Options on Securities, Indices and Futures. Each Fund may buy and sell options on securities and futures, and Global Income Fund may buy and sell options on securities indices, to earn additional income and/or to help protect its portfolio against market and/or exchange rate movements. A Fund may write covered call and put options and purchase call and put options on securities, indices (in the case of Global Income Fund only) and futures contracts that are traded on U.S. and foreign exchanges and in the over-the-counter markets.

   An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security or futures contracts (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

   A Fund may write a call or put option only if the option is "covered." A call option on a security written by a Fund is "covered" if the Fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a Fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by a Fund is "covered" if the Fund maintains cash or fixed income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

   Global Income Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of Advisers, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where Global Income Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, Global Income Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. Global Income Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

   Each Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, an index (in the case of Global Income Fund) or futures contract on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices, securities or futures contracts will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

   A Fund also may purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index (in the case of Global Income Fund) or futures contract and the changes in value of the Fund's security holdings being hedged.

   A Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that the Fund anticipates purchasing in the future. Similarly, Global Income Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index (in the case of Global Income Fund) or futures contact does not rise.

   There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability. Currently, futures contracts are available on several types of fixed income securities including: U.S. Treasury bonds, notes and bills, commercial paper and certificates of deposit.

   Futures and Options Risks. A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. Each Fund intends to buy or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of securities index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon Advisers' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

   There are several risks associated with transactions in options on securities and securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If Global Income Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by a Fund, it would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or security written by a Fund is covered by an option on the same index or security purchased by a Fund, movements in the index or the price of the security may result in a loss to the Fund. However, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

   Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as buy and sell put or call options on foreign currencies, as described below. Each Fund may enter into such transactions to the extent that the practice does not impede portfolio management. Each Fund also may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

   Each Fund may enter into forward foreign currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency or when the Fund believes that the U.S. dollar may suffer. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission, it may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

   Each Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

   A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (foreign currency futures). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on Advisers' ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.


   Portfolio Turnover. For the fiscal years ended August 31, 1999, 2000, and 2001, the portfolio turnover rates of Global Income Fund were 66.07%, 110.36%, and 66.27%, respectively, and of the Trust were 55.00%, 95.04%, and 58.22%, respectively. A significant factor affecting the higher portfolio turnover rates in the fiscal year ended in 2000 was the large number of assets of each Fund that matured during that year. The reinvestment of the proceeds from those assets also contributed to the higher portfolio turnover for that time period.

                            MANAGEMENT OF THE FUNDS

   The management of the business and affairs of the Trust and Global Income Fund is the responsibility of the Board of Trustees of the Trust and the Board of Directors of Global Income Fund, respectively (individually, a "Board" and collectively, the "Boards"). The composition of the Boards of the Funds is identical, except that Rupert H. Johnson, Jr. is a Trustee of the Trust, but not a Director of Global Income Fund. Mr. Johnson is an Executive Officer of both Funds. Except for Mr. Johnson, the directors, trustees, and officers all commenced service of both Funds at the same time. Both Funds have staggered Boards with each Trustee or Director serving a three-year term. These terms continue until successors are duly elected and qualified. In addition, all of the current Directors and Trustees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "Franklin Templeton funds"). Information about the Directors and principal officers of Global Income Fund is set forth below. Information about the Trustees is set forth in the "Who are the nominees and current members of the Board of Trustees?" section in Proposal 1 of the Prospectus/Proxy Statement.


   Certain Directors of Global Income Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 14.5%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a NYSE listed holding company (NYSE: BEN). Charles E. Johnson, Vice President of Global Income Fund, is the son and nephew, respectively, of brothers Charles B. Johnson, Chairman of the Board, Director and Vice President of Global Income Fund, and Rupert H. Johnson, Jr., Vice President of Global Income Fund. There are no other family relationships among any of the Directors.


   Listed below, for each Director, are their name, age and address, as well as their position and length of service with Global Income Fund, principal occupation during the past five years, the number of portfolios overseen in the Franklin Templeton Investments fund complex, and any other directorships held by the Director. The terms for Directors Harris J. Ashton, Nicholas F. Brady,
S. Joseph Fortunato and Andrew H. Hines, Jr. expire in 2003. The terms for Directors Frank J. Crothers, Charles B. Johnson, Betty P. Krahmer and Fred R. Millsaps expire in 2004. The terms for Directors Edith E. Holiday, Gordon S. Macklin and Constantine D. Tseretopoulos expire in 2005. Directors who are not interested persons (as defined in the 1940 Act) of Global Income Fund are referred to as the "Independent Directors."

Independent Directors


                                                            Number of
                                                          Portfolios in
                                                            Franklin
                                                            Templeton
                                                           Investments
                                                          Fund Complex
                                         Length of        Overseen by
Name, Age and Address       Position    Time Served        Director*      Other Directorships Held
------------------------------------------------------------------------------------------------------
 Frank J. Crothers (57)     Director     Since 1999           17          None
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power  Ltd.;  Vice  Chairman,  Caribbean  Utilities  Co.  Ltd.;  Director  and
President,  Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
------------------------------------------------------------------------------------------------------

                                                            Number of
                                                          Portfolios in
                                                        Franklin Templeton
                                                           Investments
                                                           Fund Complex
                                          Length of        Overseen by
Name, Age and Address        Position    Time Served        Director*     Other Directorships Held
--------------------------------------------------------------------------------------------------------------
Fred R. Millsaps (73)       Director     Since 1990           28          None
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  of  various  business  and  nonprofit  organizations;  and  manager of personal investments (1978-present);  and formerly, Chairman and Chief Executive
Officer,  Landmark Banking  Corporation  (1969-1978);  Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
--------------------------------------------------------------------------------------------------------------

 Constantine D.             Director     Since 1999           18          None
  Tseretopoulos (48)
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
------------------------------------------------------------------------------------------------------------

 Harris J. Ashton (69)      Director     Since 1992           133         Director, RBC Holdings, Inc.
  500 East Broward Blvd.                                                  (bank holding company) and
  Suite 2100                                                              Bar-S Foods (meat packing
  Ft. Lauderdale, FL                                                      company).
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly,  President, Chief Executive Officer and Chairman of the Board,  General Host Corporation (nursery and craft centers)
(until 1998).
-------------------------------------------------------------------------------------------------------------

 S. Joseph Fortunato (69)   Director     Since 1992           134         None
  500 East Broward Blvd
  Suite 2100
  Ft. Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------------------------------------


                                                        Number of
                                                      Portfolios in
                                                    Franklin Templeton
                                                       Investments
                                                       Fund Complex
                                        Length of      Overseen by
Name, Age and Address        Position  Time Served      Director*            Other Directorships Held
---------------------        --------  -----------  ------------------  ----------------------------------
Andrew H. Hines, Jr. (79)    Director  Since 1990          28                          None
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant,  Triangle  Consulting  Group;  and  Executive-in-Residence,   Eckerd
College  (1991-present);  and  formerly,  Chairman and  Director,  Precise Power
Corporation   (1990-1997);   Director,   Checkers  Drive-In   Restaurant,   Inc.
(1994-1997);  and  Chairman of the Board and Chief  Executive  Officer,  Florida
Progress  Corporation  (holding  company in the  energy  area)  (1982-1990)  and director of various of its subsidiaries.
--------------------------------------------------------------------------------
Gordon S. Macklin (74)       Director  Since 1993          133          Director, White Mountains
 500 East Broward Blvd.                                                 Insurance Group, Ltd; Martek
 Suite 2100                                                             Biosciences Corporation;
 Ft. Lauderdale, FL                                                     WorldCom, Inc.
 33394-3091                                                             (communications services);
                                                                        MedImmune, Inc.
                                                                        (biotechnology); Overstock.com
                                                                        (Internet services); and
                                                                        Spacehab, Inc. (aerospace
                                                                        services).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and formerly,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking) (until 1992);  and President,
National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------
Edith E. Holiday (50)        Director  Since 1996          82           Director, Amerada Hess
 500 East Broward Blvd.                                                 Corporation (exploration and
 Suite 2100                                                             refining of oil and gas); Hercules
 Ft. Lauderdale, FL                                                     Incorporated (chemicals, fibers
 33394-3091                                                             and resins); Beverly Enterprises,
                                                                        Inc. (health care); H.J. Heinz
                                                                        Company (processed foods and
                                                                        allied products); RTI
                                                                        International Metals, Inc.
                                                                        (manufacture and distribution of
                                                                        titanium); Digex Incorporated
                                                                        (web hosting provider); and
                                                                        Canadian National Railway
                                                                        (railroad).


                                                     Number of
                                                   Portfolios in
                                                 Franklin Templeton
                                                    Investments
                                                    Fund Complex
                                    Length of       Overseen by
Name, Age and Address   Position   Time Served       Director*        Other Directorships Held
---------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).

------------------------------------------------------------------------------------------------
Betty P. Krahmer (72)        Director  Since 1990          22           None
 500 East Broward Blvd.
  Suite 2100
  Ft. Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or trustee of  various  civic  associations;  and  formerly,  Economic
Analyst, U.S. government.
--------------------------------------------------------------------------------------------------


Interested Directors

--------------------------------------------------------------------------------------------------

**Nicholas F. Brady (72)     Director  Since 1993          63           Director, Amerada Hess
 500 East Broward Blvd.                                                 Corporation (exploration and
 Suite 2100                                                             refining of oil and gas); C2, Inc.
 Ft. Lauderdale, FL                                                     (operating and investment
 33394-3091                                                             business); and H.J. Heinz
                                                                        Company (processed foods and
                                                                        allied products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  formerly,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).

----------------------------------------------------------------------------------------------------------

** Charles B. Johnson (69)   Chairman   Chairman of        133          None
 One Franklin Parkway        of the     the Board and
 San Mateo, CA               Board,     Director since
 94403-1906                  Director   1995 and Vice
                             and Vice   President
                             President  since 1992


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive  Officer,  Member--Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; Director,  Fiduciary Trust Company  International;  officer and/or  director  or  trustee,  as the  case  may  be,  of  most  of  the  other subsidiaries  of Franklin  Resources,  Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------


--------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.


** Nicholas F. Brady and Charles B. Johnson are "interested persons" of Global
   Income Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of Global Income Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of Global Income Fund's adviser, and his positions with Global Income Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources, which is the parent company of the Trust's adviser, and Templeton Global Advisors
   Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining Directors are Independent Directors.


   The following tables provide the dollar range of equity securities of funds in Franklin Templeton Investments beneficially owned by the Directors as of March 31, 2002.


Independent Directors
                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                          Funds Overseen by
                            Dollar Range of Equity    Director in the Franklin
                             Securities in Global       Templeton Investments
Name of Director                  Income Fund               Fund Complex
----------------           -------------------------  -------------------------
Harris J. Ashton..........       $1 - $10,000               Over $100,000
Frank J. Crothers.........           None                   Over $100,000
S. Joseph Fortunato.......       $1 - $10,000               Over $100,000
Andrew H. Hines, Jr.......       $1 - $10,000               Over $100,000
Edith E. Holiday..........       $1 - $10,000               Over $100,000
Betty P. Krahmer..........    $50,001 - $100,000            Over $100,000
Gordon S. Macklin.........       Over $100,000              Over $100,000
Fred R. Millsaps..........           None                   Over $100,000
Constantine D.
  Tseretopoulos...........           None                   Over $100,000


Interested Directors


                                                     Equity Securities in All
                                                          Funds Overseen by
                            Dollar Range of Equity    Director in the Franklin
                             Securities in Global       Templeton Investments
Name of Director                  Income Fund               Fund Complex
----------------           -------------------------  -------------------------
Nicholas F. Brady.             $1 - $10,000                Over $100,000
Charles B. Johnson             $1 - $10,000                Over $100,000


   The role of the Directors is to provide general oversight of Global Income Fund's business, and to ensure that Global Income Fund is operated for the benefit of shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of Global Income Fund and Global Income Fund's investment performance. The Directors also oversee the services furnished to Global Income Fund by Advisers, and various other service providers. Global Income Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to Global Income Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended August 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served.


   Certain Directors and officers of Global Income Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by Advisers and its affiliates from funds in Franklin Templeton Investments. Advisers or its affiliates pays the salaries and expenses of the officers.



                                                                   Number of Boards in
                                 Aggregate      Total Compensation Franklin Templeton
                                Compensation      from Fund and     Investments Fund
                             from Global Income Fund Complex Paid   Complex on which
Name                             Fund(1)         to Directors(2)    Director Serves(3)
----                         ------------------ ------------------ -------------------
Harris J. Ashton............       $4,000            $353,221               48
Nicholas F. Brady...........        3,600             134,500               18
Frank J. Crothers...........        4,063              92,000               14
S. Joseph Fortunato.........        4,000             352,380               49
Andrew H. Hines, Jr.........        4,106             201,500               19
Edith E. Holiday............        4,000             254,670               28
Betty P. Krahmer............        4,000             134,500               18
Gordon S. Macklin...........        4,000             353,221               48
Fred R. Millsaps............        4,098             201,500               19
Constantine D. Tseretopoulos        4,125              94,500               15

--------

(1) Compensation received for the fiscal year ended August 31, 2001.

(2) For the calendar year ended December 31, 2001.

(3) We base the number of boards on the number of registered investment companies in Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.


   The table above indicates the total fees paid to Directors by Global Income Fund individually, and by all of the Franklin Templeton funds. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and Global Income Fund's management believe that having the same individuals serving on the boards of many of the Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.


   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

   Officers are appointed by the Directors and serve at the pleasure of the Board of Directors. Listed below for each Executive Officer are their name, age and address, as well as their position and length of service with Global Income Fund, and principal occupation during the past five years.

Executive Officers


                                                                    Length of
Name, Age and Address               Position                      Time Served
----------------------------------------------------------------------------------------------
Charles B. Johnson (69)          Chairman of the Board,         Chairman of the Board and
                                 Director and                   Director since 1995 and Vice
                                 Vice President                 President since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please  refer to the table  "Interested  Directors"  for  information  about Mr.
Charles B. Johnson.
----------------------------------------------------------------------------------------------

Gregory E. McGowan (52)          President                      Since 1996
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Templeton Investment Counsel, LLC; Executive Vice President-International Development, Chief International General Counsel and Director, Templeton Worldwide, Inc.; Executive Vice President, General Counsel and Director, Templeton International, Inc.; Executive Vice President and Secretary, Templeton Global Advisors Limited; officer of four of the investment companies in Franklin Templeton Investments; and formerly, Senior Attorney, U.S. Securities and Exchange Commission.
-------------------------------------------------------------------------------
Harmon E. Burns (57)             Vice President                 Since 1996
 One Franklin Parkway
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (61)      Vice President                 Since 1996
 One Franklin Parkway
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

                                                                  Length of
Name, Age and Address             Position                       Time Served
-------------------------------------------------------------------------------
Charles E. Johnson (45)          Vice President                 Since 1996
 One Franklin Parkway
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member--Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
Jeffrey A. Everett (38)          Vice President                 Since 2001
 P.O. Box N-7759
 Lyford Cay, Nassau,
 Bahamas *

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and formerly, Investment Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------
Martin L. Flanagan (41)           Vice President                Since 1989
 One Franklin Parkway
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member--Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
John R. Kay (61)                 Vice President                 Since 1994
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton Services, LLC; officer of 23 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------

                                                                  Length of
Name, Age and Address               Position                    Time Served
-------------------------------------------------------------------------------
Murray L. Simpson (64)           Vice President and             Since 2000
 One Franklin Parkway            Assistant Secretary
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------
Barbara J. Green (54)            Vice President and             Vice President
 One Franklin Parkway            Secretary                      since 2000 and
 San Mateo, CA                                                  Secretary since
 94403-1906                                                     1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
 David P. Goss (55)               Vice President and             Since 2000
 One Franklin Parkway            Assistant Secretary
 San Mateo, CA
 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
 Michael D. Magdol (65)          Vice President--               Since May 2002
  600 5th Avenue                 AML Compliance
  Rockefeller Center
  New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman,  Chief  Financial  Officer and Director,  Fiduciary Trust Company
International; and officer of 40 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------

                                                                  Length of
Name, Age and Address               Position                    Time Served
-------------------------------------------------------------------------------
Bruce S. Rosenberg (40)           Treasurer                     Since 2000
 500 East Broward Blvd.
 Suite 2100
 Ft. Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of 19 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------


* Mr. Everett has authorized Templeton Worldwide, Inc., Attention Law Department, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394-3091, as agent, to receive notices on his behalf.


   The Board of Directors has a standing Audit Committee consisting of Messrs. Millsaps (Chairman), Crothers, Hines and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards. The Audit Committee reviews the maintenance of Global Income Fund's records and the safekeeping arrangements of Global Income Fund's custodian, reviews both the audit and non-audit work of Global Income Fund's independent auditors, and submits a recommendation to the Board as to the selection of independent auditors.

   The Board of Directors has a Nominating and Compensation Committee (the "Committee") consisting of Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" as defined by the 1940 Act. The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of Global Income Fund. The Committee will review shareholders' nominations to fill vacancies on the Board of Directors if these nominations are submitted in writing and addressed to the Committee at Global Income Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a fund is presumed to control the fund under the provisions of the 1940 Act. Note that a controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of a fund. In addition, principal holders of securities are persons who, beneficially or of record, own 5% or more of a fund's outstanding securities.

   The names of any control persons and principal holders of securities of Global Income Fund and the Trust are described under the "PRINCIPAL HOLDERS OF SHARES" section of the Prospectus/Proxy Statement.

              INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

Adviser

   Franklin Advisers, Inc. ("Advisers") manages the assets of both Funds. Advisers' address is One Franklin Parkway, San Mateo, California 94403-1906. Advisers is a wholly owned subsidiary of Resources. Further information about Advisers is described in the "Comparisons of Some Important Features -- Who manages the Funds?" section in Proposal 2 of the Prospectus/Proxy Statement.

   During the past fiscal year, the Boards of each Fund, including a majority of non-interested or independent Board members, approved renewal of each Fund's management agreement. In reaching this decision, the Boards took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for a Board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and net asset value/market price ratio, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment polices and restrictions. The information furnished annually to each Board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance, and expenses with those of other mutual funds deemed comparable to each Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.


   In considering such material, the independent Board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the Boards, including a majority of independent Board members, concluded that continuance of the management agreement was appropriate and in the best interest of each Fund's shareholders. In reaching this decision, the Boards took into account a combination of factors, including the following:

     Performance. Performance of each Fund was considered in reference to a peer group of global income funds as selected by the independent third party analyst, with particular emphasis being given to the level of income return in view of each Fund's primary objective of furnishing a high level of current income. In evaluating performance, attention was given to both the short term and long term performance of each Fund in comparison with this peer group, in comparison to those particular indices relevant to global income funds, and to each Fund's compliance with its specific investment objectives and investment restrictions.

     Expenses. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged each Fund in relation to those within a relevant peer group of closed end global income funds as selected by the independent third party analyst. Emphasis is placed on each Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided to each Fund under separate agreements with the manager and its affiliates.

     Quality Of Services. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with each Fund's investment policies and restrictions, as well as the Code of Ethics which governs personal securities trading by the Funds' management. Consideration was also given to administrative and other non-investment services provided by the manager, including coordination of each Fund's relationship with each Fund's transfer, registrar and dividend disbursement agent, dividend reinvestment and cash purchase plan agent and its custodian, with particular emphasis on foreign custody arrangements. The Boards also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

     Manager's Profitability. The Board members considered the manager's level of profitability in providing management and other services to all Franklin Templeton funds, including the Funds. In doing so, the members of the Boards considered materials prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Funds. The Boards reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with each Fund's independent accountants. The Boards also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits of each Fund's operations, including the allocation of fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. Board members also considered the manager's profitability in comparison with available industry data.

   Based on all the factors described above and such other considerations and information as it deemed relevant to its decision, each Board determined that renewal of the management agreement was in the best interests of the Fund and its shareholders and on that basis approved the renewal.

   The aggregate amounts paid in advisory fees for the fiscal years ended August 31, 1999, 2000 and 2001 by Global Income Fund were $4,659,000, $4,288,000, and $3,874,000, respectively. The aggregate amounts paid in advisory fees for the fiscal years ended August 31, 1999, 2000 and 2001 by the Trust were $925,000, $853,000, and $761,000, respectively.

Administrative, Custody, Transfer Agency and Accounting Services

   For information about the Trust's and Global Income Fund's administrator, custodian, transfer agent and accountant, please see the "Comparisons of Some Important Features--What are other key features of the Funds?" section in Proposal 2 of the Prospectus/Proxy Statement.

Independent Auditors

   PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA, 94105, are the independent auditors of the Trust and Global Income Fund.

Legal Counsel

   Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and Global Income Fund.

Personal Trading Policies

   The Trust, Global Income Fund and Advisers have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Under the Code of Ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Trust or Global Income Fund or that are currently held by the Trust or Global Income Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Trust and Global Income Fund and Advisers will be governed by the Code of Ethics. The Code of Ethics is on file with, and available from, the SEC. The Code of Ethics may be reviewed at the SEC's Public Reference room in Washington, D.C. while copies may be obtained, after paying a duplicating fee, by calling the SEC at 1-202-942-8090; by electronic request at the following e-mail address: publicinfo@sec.gov; or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at www.sec.gov.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

   Advisers selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

   Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. The Funds deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. Each Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

   It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If a Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

   If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchase or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

   For the fiscal years ended August 31, 1999, 2000 and 2001, the Funds did not pay any brokerage commissions in connection with the purchase or sale of portfolio securities. For this same time period, however, the Funds did pay brokerage commissions in connection with the repurchase of their shares through the share repurchase program adopted by each Fund's Board.

   The aggregate amounts paid in brokerage commissions with respect to Global Income Fund's share repurchase program for the fiscal years ended August 31, 1999, 2000 and 2001 by Global Income Fund were $32,000, $53,000 and $92,000, respectively. Similarly, the aggregate amounts paid in brokerage commissions with respect to the Trust's share repurchase program for the fiscal years ended August 31, 1999, 2000 and 2001 by the Trust were $0, $9,000, and $14,000, respectively.

   For the fiscal year ended August 31, 2001, the Funds did not pay any broker or dealer for research services.

   As of the fiscal year ended August 31, 2001, the Funds did not own securities of its regular broker-dealers.


                           SHARE REPURCHASE PROGRAM

   Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of this possibility, the Boards of each Fund reserve the right to take action to attempt to reduce or eliminate a market value discount from net asset value either by repurchasing Fund shares in open market or private transactions when the Board can do so at prices below the current net asset value per share or by making a tender offer at net asset value for shares of either Fund. However, neither Fund makes any assurances that repurchasing or tendering shares will result in the shares trading at a price equal to their net asset value.

   The Board of Trustees and Board of Directors previously authorized management to implement an open-market share repurchase program pursuant to which the Trust and Global Income Fund, from time to time, at the discretion of their respective management, may purchase shares of beneficial interest and common stock, respectively, in open-market transactions.

   When a Fund repurchases its shares in the market at a price below the shares' net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively. The market price of a Fund's shares will, among other things, be determined by the relative demand for and supply of such shares in the market, a Fund's investment performance, a Fund's dividends and yield, and investor perception of a Fund's overall attractiveness as an investment as compared with other investment alternatives.

   The fact that each Fund's shares may be the subject of a tender offer at net asset value from time to time may enhance their attractiveness to investors, thereby reducing the spread between market price and net asset value that might otherwise exist. Any tender offer by either Fund will be made at a price equal to the net asset value of the shares as of the close of business on the last date of the tender offer. No repurchases of shares will be made during a tender offer. Each offer will be made and shareholders notified in accordance with the requirements of the 1934 Act and the 1940 Act. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized by either Fund's Board, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder. Each Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them. Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent.

   Each Board's policy, which they may change, is not to authorize share repurchases or accept tenders if (1) such transactions, if consummated, would result in the delisting of a Fund's shares from the NYSE or cause a Fund not to qualify as a regulated investment company under the 1940 Act; (2) the amount of securities tendered would require liquidation of such a substantial portion of a Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of existing market conditions and such liquidations would have an adverse effect on the net asset value of the Fund to the detriment of the non-tendering Fund shareholders; or (3) there is, in the judgment of Directors or Trustees, any material: (a) legal action or proceeding instituted or threatened challenging such transaction or otherwise materially adversely affecting the Fund; (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of a Fund are traded; (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests; (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency; (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests; or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders.

   It should be recognized that the acquisition of shares by either Fund will decrease its total assets and therefore may increase the Fund's expenses per share. Either Fund may borrow to finance tender offers or the repurchase of shares. Borrowings by a Fund create an opportunity for greater total return, but, at the same time, increase exposure to capital risk. Further, if a Fund borrows to finance tender offers or share repurchase transactions, interest on such borrowings will reduce the Fund's net income.

   In addition, if a Fund's shares are trading at a discount from net asset value, a Board may also consider whether to submit to shareholders a proposal that the Fund be converted to an open-end investment company. Any such proposal would require a favorable vote of a majority of the outstanding voting securities and the proposal would have to be declared advisable by the Board prior to its submission to shareholders.


   In anticipation of the Transaction, the Board of Trustees made a determination to discontinue the Trust's Share Repurchase Program. If the Transaction is not approved by Trust shareholders, the Board of Trustees may re-authorize the Trust's Share Repurchase Program, or recommend a similar program in the future, depending upon market conditions and regulatory and tax considerations. Of course, there can be no assurance that they will do so. However, the authorization remains in effect for Global Income Fund.


                        U.S. FEDERAL INCOME TAX MATTERS

In General

   The following is a description of certain U.S. federal income tax consequences to a shareholder of acquiring, holding, and disposing of shares of the Trust or Global Income Fund. Except as otherwise provided below, this discussion applies to both the Trust and Global Income Fund and their respective shareholders. The discussion reflects the applicable U.S. income tax laws as of the date of this Prospectus/Proxy Statement, which tax laws may be changed or may become subject to new interpretations by the courts or the Internal Revenue Service (the "Service"), retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal tax concerns or tax matters arising under the laws of any state, local, or foreign government or taxing authority affecting the Trust, Global Income Fund, or their respective shareholders.

   The discussion contained herein is not intended to constitute and does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Trust, Global Income Fund, or Global Income Fund following the Transaction.

   Election to Be Treated as a RIC. Each Fund has previously elected and qualified, and continues to qualify, as a regulated investment company ("RIC") under Part I of subchapter M of chapter 1 of subtitle A of the Code. As long as each Fund continues to qualify as a RIC and annually satisfy the income distribution requirements described below, both the Trust and Global Income Fund (but not their respective shareholders) will be exempt from federal income tax.

   If either Fund fails to qualify as a RIC in any taxable year, then whichever of them that so fails would be subject to tax on its taxable income at the then applicable corporate rates, and all distributions from earnings and profits, including any distributions of net tax exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, a Fund failing to qualify as a RIC. that seeks to re-qualify as a RIC could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying.

   RIC Qualification. To continue to qualify to be taxed as a RIC, each Fund must, among other requirements, satisfy certain income source, asset diversification, and income distribution requirements. Each Fund has distributed, and intends to continue to distribute, substantially all of its investment company taxable income and net tax-exempt income in a manner that satisfies the distribution requirement. In addition, each Fund has distributed, and intends to continue to distribute, annually, substantially all of its respective net capital gain (an amount equal to the excess of the net long-term capital gain over the net short-term capital loss). If, in any calendar year, either Fund fails to distribute an amount equal to the sum of: (i) at least 98% of its ordinary income for the calendar year, (ii) at least 98% of its capital gain net income for the one year period ending on October 31 of the year, and
(iii) 100% of any retained but undistributed amounts of such ordinary income and capital gains from a prior year, then it will be liable for a nondeductible 4% excise tax on the total undistributed amount. For this purpose, the Fund will be treated as having distributed any amount for which it is subject to income tax. Also for this purpose, a dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the immediately preceding year if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

   Distributions. Distributions from a Fund will be taxable to shareholders as ordinary income to the extent the distribution is derived from investment income and short-term capital gains. Distributions of net capital gains (the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for one year or less, sometimes referred to herein as "Capital Gains/Dividends") properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held its shares in the Fund that made the distribution. Capital Gains/Dividends are not eligible for the dividends received deduction. If a shareholder is in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum tax rate of 10%. However, if you receive distributions from a Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of 8%. The Fund will inform shareholders in January of the portion of any capital gain distributions received by a shareholder for the previous year that were five year gains qualifying for this reduced tax rate.

   If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33%, or 35% bracket when these brackets are fully phased-in in the year
2006) capital gain distributions are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

   Dividends (including Capital Gains/Dividends) will be taxable to shareholders as described above whether received in cash or in shares. A shareholder whose dividends are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on the shareholder's behalf.

   Dividends of net investment income a corporate shareholder receives when distributed by a Fund will qualify for the dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends the Fund receives from domestic corporations for the taxable year. A dividend that a Fund receives will not be treated as a qualifying dividend: (i) if the stock on which the dividend is paid is "debt financed" (i.e., acquired with borrowed funds); (ii) if the dividend is received with respect to shares of stock the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to the dividend (during the 180-day period beginning 90 days before such date in the case of certain preferred stock); or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends received deduction also may be disallowed or reduced:
(i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares in the Fund; or (ii) by application of other relevant provisions of the Code, including the alternative minimum tax. For example, all dividends (including the deducted portion) must be included in the alternative minimum tax calculation.

   If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's adjusted basis in the shareholder's shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of the shareholder's shares.

   Disposition of Shares. The sale or other disposition of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares (if the disposing shareholders held the shares as capital assets) will be treated as long-term capital gain or loss if the shares disposed of are held for more than 12 months. Otherwise, the gain or loss on the disposition of the shares will generally be treated as short-term capital gain or loss. Any loss realized on the disposition of shares held for 6 months or less will be treated as long-term rather than short-term capital loss, to the extent of any long-term capital gain distributions the shareholder received or amounts credited as undistributed capital gains with respect to the shareholder's shares. If a shareholder disposes of the shareholder's shares in a Fund at a loss, and within 30 days of the disposition the shareholder purchases shares in the Fund the shares of which were disposed of, then all or a portion of the loss realized will be disallowed. The disallowed loss, however, will be reflected in the adjusted basis or the newly acquired shares. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your shares are generally subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

   If you are in a higher individual income tax bracket (for example, the 25%, 28%, 33% or 35% bracket when these brackets are fully phased-in in the year
2006), you are generally subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of shares purchased after January 1, 2001 and held for more than five years (or for which you made an election to mark to market as of January 2, 2001 and hold until 2006) will be subject to a maximum rate of tax of 18%.

   Tender Offers. Global Income Fund may periodically make a tender offer for its shares. A shareholder who, pursuant to the tender offer, tenders all shares owned or considered to be owned by the shareholder as required under the terms of the tender offer may realize taxable gain or loss depending on the shareholder's adjusted basis in the shares tendered. Any gain or loss realized will be capital gain or loss if the shares are capital assets in the tendering shareholder's hands and will be long-term or short-term capital gain or loss depending on the shareholder's holding period for the shares. A shareholder who does not tender any shares (a "non-tendering shareholder") pursuant to the offer generally will not realize any taxable income as a result of the complete redemption of another shareholder's shares. The Trust will not currently make a tender offer for its shares. If, however, the Transaction is not approved by Trust shareholders, the Board of Trustees may consider a tender offer for shares of the Trust, the tax considerations for such a tender offer would be the same as those described for Global Income Fund.


   Original Issue Discount and Payment-in-Kind Securities. Some of the fixed income securities a Fund acquires may be issued with original issue discount ("OID") or treated as if they had been issued with OID (for example, payment-in-kind or "PIK" securities). The Code generally requires the holders of fixed income securities issued with OID, including a Fund, to annually accrue and include in income the ratable daily portion of OID during their respective taxable years during which they hold the securities, even if the issuer does not actually make any interest payments in cash to whichever Fund that holds the securities.

   Some of the fixed income securities a Fund acquires may be acquired with market discount. The Code generally requires the holder of fixed income securities having market discount to treat a portion of the gain realized on the disposition of the securities as ordinary income to the extent that the amount realized on the disposition does not exceed the accrued market discount the holder has not reported in income. A Fund may make one or more of the elections allowed under the Code that will affect the timing and character of the income realized on a fixed income instrument having market discount. These rules, therefore, could affect the timing, amount, and character of shareholder distributions a Fund makes.

   Some of the fixed income securities a Fund acquires may be acquired with acquisition discount. The Code prescribes certain taxpayers that acquire fixed income instruments with acquisition discount, including a RIC, to include in income an amount equal to the sum of the daily portions of the acquisition discount for each day during the taxable year in which the taxpayer holds the instrument. A Fund, as appropriate, may make one or more of the elections available to holders of fixed income instruments having acquisition discount, which could affect the character and timing of the recognition of income. These rules, therefore, could affect the timing, amount, and character of shareholder distributions made by a Fund.

   If a Fund acquires one or more of the types of the foregoing securities, the Fund may be required to pay out as income an amount that exceeds the total amount of cash the Fund received during the taxable year. These distributions may be made from the distributing Fund's cash assets, or by the liquidation of the Fund's portfolio securities, possibly for an amount that is less than the amount the Fund might have otherwise realized, or through borrowings.

   Hedges. A Fund may invest in financial instruments, such as options, forward contracts, futures contracts, or other derivative type instruments, or enter into other types of transactions, such as acquiring an interest in notional principal contracts, for hedging or other bona fide investment purposes. These and other types of hedging transactions are subject to a variety of tax rules, including rules applicable to straddles, constructive sales, wash sales, short sales, and mark to market treatment. The effect of these rules may be to accelerate income, defer losses, cause adjustments in holding periods of a Fund's assets, convert long-term capital gains to short-term capital gains and convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the timing, amount, and character of shareholder distributions a fund makes.

   Foreign Currency Transactions. A Fund may engage in transactions in a currency other than the U.S. dollar. In general, section 988 of the Code will treat the foreign currency gains and losses ("section 988 gains or losses") in connection with certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options as ordinary income. In certain circumstances, a Fund may elect capital gain or loss treatment for transactions giving rise to section 988 gains or losses (a "section 988 transaction") and the rules applicable to section 988 transactions may not apply if the transaction is entered into for purposes of hedging foreign exchange risk. In general, however, the section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available for shareholder distribution. If section 988 losses for a given taxable year exceed the Fund's other investment company taxable income for the year, the Fund would not be able to make any ordinary dividend distributions. Distributions made before the section 988 losses were realized would be recharacterized as a return of capital to the shareholders, rather than as an ordinary dividend, and would generally require the shareholder receiving the distribution to reduce the shareholder's basis in its shares.

   U.S. Government Securities. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by a shareholder. States also grant tax-free status to dividends paid to shareholders from interest earned on these securities, subject in some states to minimum investment or reporting requirements that a Fund must satisfy be met by a Fund. The income on a Fund's investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association or Federal National Mortgage Association securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

   Foreign Taxation. Income a Fund receives from sources within foreign countries may be subject to withholding and other taxes the foreign country imposes. The rate of tax may be reduced or completely eliminated by treaty. If, at the end of the fiscal year, more than 50% of the total assets of a Fund are invested in foreign securities, the Fund may elect to pass through to shareholders their pro rata share of foreign taxes paid by the shareholder. If this election is made, the year-end statement a shareholder receives from the Fund will show more taxable income than was actually distributed to the shareholder. In that case, the shareholder will be entitled either to deduct his share of these taxes in computing his taxable income or to claim a foreign tax credit for these taxes against U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide shareholders with the information necessary to complete personal income tax returns if it makes this election.

   Passive Foreign Investment Companies. A Fund may invest in certain foreign corporations that will be classified as passive foreign investment companies (each, a "PFIC") for federal income tax purposes. This, in turn, could subject the Fund to federal income tax (including an interest charge) on distributions the PFIC makes or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated through distributions to the Fund's shareholders. The Fund, may, however, be entitled to elect to treat the PFIC as a "qualified electing fund" ("QEF") in which case the Fund will be required to include in its income for each taxable year during which the Fund holds an interest in the QEF, its share of the QEF's income and net capital gains. Separately, a Fund may be entitled to elect mark to market treatment for the appreciation (and on a more restricted basis, the reduction in value) of the PFIC's shares on the last day of the Fund's taxable year. If this election is made, the Fund will be treated as having sold, and simultaneously reacquired, the PFIC's shares for their fair market value on such date. This gain, reduced by allowable losses, will be treated as ordinary income that a Fund is required to distribute, even though it has not sold the PFIC's shares.

   If a Fund makes either or both the QEF and mark to market elections, the Fund may be required to pay out as income an amount that exceeds the total amount of cash the Fund received during the taxable year. These distributions may be made from the distributing Fund's cash assets, or by the liquidation of the Fund's portfolio securities, possibly for an amount that is less than the amount the Fund might have otherwise realized, or through borrowings.

   Non-U.S. Shareholders. The tax consequences to a Non-U.S. shareholder in a Fund may be different from those outlined herein. Non-U.S. shareholders may be subject to U.S. withholding and estate taxes, and are subject to special U.S. tax certification requirements. Non-U.S. shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences of an investment in a Fund.

   Backup Withholding. Each Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to a non-corporate shareholder where one or more of the following occurs: (i) the shareholder fails to properly furnish a correct social security or taxpayer identification number to the Fund; (ii) the U.S. government notifies the Fund that the taxpayer identification number a shareholder provided is incorrect;
(iii) the U.S. government notifies the Fund that interest or dividend payments the Fund makes to a shareholder are subject to withholding; or (iv) the shareholder fails to certify to the Fund, under penalties of perjury, that the social security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding. Pursuant to revisions to the U.S. income tax laws effected by the Economic Growth and Tax Relief and Reconciliation Act of 2001, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The revisions to these rates are scheduled to expire and the backup withholding rate increased to 31% for amounts paid after December 31, 2010, unless Congress enacts additional legislation.

   Other Taxation. Investors holding shares in a Fund may be subject to additional state, local, and foreign taxes depending on the particular shareholder's circumstances.

Tax Consequences of the Reorganization

   The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions and representations received from the Trust and Global Income Fund, it is the opinion of Stradley Ronon Stevens & Young, LLP, counsel to Global Income Fund, that Trust shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of the Trust for shares of Global Income Fund, and that neither Global Income Fund nor its shareholders will recognize any gain or loss upon Global Income Fund's receipt of the assets of the Trust.

   After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances.

                        PRO FORMA FINANCIAL STATEMENTS

Templeton Global Income Fund, Inc.
Templeton Global Government Income Trust
Financial Statements

Pro Forma Combining Statements of Assets and
Liabilities (unaudited)
February 28, 2002


                                          Templeton
                                            Global
                                          Government     Templeton
                                         Income Trust  Global Income   Pro Forma       Pro Forma
                                             Fund          Fund      Adjustments(a)    Combined
                                         ------------  ------------- -------------- --------------
Assets:
Investments in securities:
   Cost................................. $151,719,800  $827,280,811                 $  979,000,611
   Value................................  138,656,682   754,874,043                    893,530,725
Receivables:
   Investment securities sold...........      875,750            --                        875,750
   Dividends and interest...............    3,818,787    19,989,320                     23,808,107
   Total assets.........................  143,351,219   774,863,363           --       918,214,582
Liabilities:
Payables:
   Affiliates...........................       85,710       409,345                        495,055
   Investment securities purchases......      918,528            --                        918,528
   Other liabilities....................      954,284       707,536      122,378         1,784,198
   Total liabilities....................    1,958,522     1,116,881      122,378         3,197,781
   Net assets, at value................. $141,392,697  $773,746,482                 $  915,016,801
Net assets consist of:
   Undistributed net investment income
     (loss)............................. $ (6,177,201) $   (325,293)   $(122,378)   $   (6,624,872)
   Net unrealized (depreciation)........   (8,221,697)  (72,560,046)                   (80,781,743)
   Accumulated net realized (loss)......  (13,942,562)  (81,273,717)                   (95,216,279)
   Capital shares.......................  169,734,157   927,905,538                  1,097,639,695
   Net assets, at value................. $141,392,697  $773,746,482                 $  915,016,801
   Shares outstanding...................   21,703,021   109,243,000                    129,205,821
   Net asset value and maximum offering
     price per share....................        $6.51         $7.08                          $7.08

--------
Note: (a) Other liabilities were adjusted to reflect $61,189 and $61,189 in merger related liabilities for the
acquiring and target funds respectively.

      See accompanying notes to pro forma combining financial statements.

Templeton Global Income Fund, Inc.
Templeton Global Governments Income Trust
Financial Statements

Pro Forma Combining Statements of Operations (unaudited) for the 12 month period ending February 28, 2002

                                            Templeton
                                              Global      Templeton
                                           Governments  Global Income   Pro Forma       Pro Forma
                                           Income Trust     Fund      Adjustments(c)    Combined
                                           ------------ ------------- --------------  ------------
Investments income:
   Dividends.............................. $   164,264  $    854,544                  $  1,018,808
   Interest...............................  10,018,306    60,290,303                    70,308,609
       Total investment income............  10,182,570    61,144,847                    71,327,417
Expenses:
   Management fees........................     750,561     3,804,438      (59,341)(a)    4,495,658
   Administrative fees....................     348,116     1,032,948     (206,801)(b)    1,174,263
   Transfer agent fees....................      98,800       422,747                       521,547
   Custodian fees.........................      27,100       162,999                       190,099
   Reports to shareholders................      16,800            --                        16,800
   Registration and filing fees...........      48,501       169,649                       218,150
   Professional fees......................      16,750        64,299                        81,049
   Trustees' fees and expenses............      32,400        54,049                        86,449
   Other..................................       1,650         9,699                        11,349
       Total expenses.....................   1,340,678     5,720,828     (266,142)       6,795,364
       Net investment income..............   8,841,892    55,424,019                    64,532,053
Realized and unrealized gains (losses):
   Net realized (loss) from:
   Investments............................  (3,321,663)  (12,917,902)                  (16,239,565)
   Foreign currency transactions..........    (129,481)     (795,870)                     (925,351)
   Net realized (loss)....................  (3,451,144)  (13,713,772)                  (17,164,916)
Net unrealized appreciation (depreciation)
   Investments............................   4,548,866    17,834,737                    22,383,603
   Translation of assets and liabilities
     denominated in foreign currency......     (73,992)     (311,482)                     (385,474)
   Net unrealized appreciation............   4,474,874    17,523,255                    21,998,129
Net realized and unrealized gain..........   1,023,730     3,809,483                     4,833,213
Net increase in net assets resulting from
  operations..............................   9,865,622    59,233,502                    69,365,266

--------
(a) - Pro Forma adjustment for difference in Management fee schedule.
(b) - Pro Forma adjustment for difference in Administrative fee schedule.
(c) - No adjustments were made to reflect the non-recurring merger related
expenses of $61,189 and $61,189 of      the acquiring and target funds,
respectively.

      See accompanying notes to pro forma combining financial statements.

Statement of Investments, February 28, 2002 (unaudited)


                                             Templeton Global
                                               Governments              Templeton Global
                                               Income Trust             Income Fund, Inc          Combined Portfolio
                                        -------------------------- -------------------------- --------------------------
                                          Principal                  Principal                  Principal
                              Industry     Amount         Value       Amount         Value       Amount         Value
                             ---------- -------------- ----------- -------------- ----------- -------------- -----------
Long Term Investments
 95.4%

Australia 3.9%
Government of Australia,     Government
 10.00%, 10/15/07...........   Bonds     4,044,000 AUD $ 2,509,992 20,704,000 AUD $12,850,368 24,748,000 AUD $15,360,360
New South Wales Treasury
 Corp., 6.50%, 5/01/06......               768,000 AUD     406,512  7,677,000 AUD   4,063,530  8,445,000 AUD   4,470,042
Queensland Treasury Corp.,   Government
 6.50%, 6/14/05.............   Bonds     4,943,000 AUD   2,618,495 25,315,000 AUD  13,410,317 30,258,000 AUD  16,028,812
                                                         5,534,999                 30,324,215                 35,859,214
Belgium 2.5%
Kingdom of Belgium, 8.50%,   Government
 10/01/07...................   Bonds     4,214,000 EUR   4,295,395 18,604,000 EUR  18,963,344 22,818,000 EUR  23,258,739
Brazil 5.3%
Globos Communicacoes
 Participacoes Ltd. 10.625%,
 12/05/08
Government of Brazil:
  12.75%, 1/15/20...........                 1,000,000     964,250      4,500,000   4,339,125      5,500,000   5,303,375
  10.125%, 5/15/27..........                 1,100,000     866,525      4,550,000   3,584,263      5,650,000   4,450,788
  12.25%, 3/06/30...........                 1,985,000   1,816,275     12,215,000  11,176,725     14,200,000  12,993,000
  11.00%, 8/17/40...........                 3,610,000   2,951,175     28,140,000  23,004,450     31,750,000  25,955,625
                                                         6,598,225                 42,104,563                 48,702,788
Canada 2.1%                  Government
                               Bonds
Government of Canada:
  6.00%, 6/01/11............             4,049,000 CAD   2,641,888                             4,049,000 CAD   2,641,888
  10.00%, 5/01/02...........                                       24,117,000 CAD  15,735,837 24,117,000 CAD  15,735,837
  10.25%, 2/01/04...........                                        1,130,000 CAD     792,437  1,130,000 CAD     792,437
                                                                                   16,528,274                 19,170,162
Denmark 1.2%
Kingdom of Denmark, 8.00%,   Government
 3/15/06....................   Bonds    13,331,000 DKK   1,731,587 73,189,000 DKK   9,506,647 86,520,000 DKK  11,238,234
Ecuador .5%
Republic of Ecuador, Reg S,  Government
 12.00%, 11/15/12...........   Bonds                 0           0      6,200,000   4,836,000      6,200,000   4,836,000
France 6.8%
Government of France:
  8.25%, 2/27/04............             7,400,000 EUR   6,923,318 39,000,000 EUR  36,487,756 46,400,000 EUR  43,411,074
  8.50%, 10/25/08...........             3,838,000 EUR   4,006,417 14,377,000 EUR  15,007,883 18,215,000 EUR  19,014,300
                                                        10,929,735                 51,495,639                 62,425,374
Germany 6.5%                 Government
                               Bonds
Federal Republic of Germany:
  8.00%, 7/22/02............             9,162,350 EUR   8,059,765 13,643,824 EUR  12,001,943 22,806,174 EUR  20,061,708
  6.00%, 7/04/07............             4,242,000 EUR   3,911,136 38,681,000 EUR  35,663,998 42,923,000 EUR  39,575,134
                                                        11,970,901                 47,665,941                 59,636,842

                                            Templeton Global
                                               Governments             Templeton Global
                                              Income Trust             Income Fund, Inc          Combined Portfolio
                                        ------------------------- -------------------------- --------------------------
                                          Principal                 Principal                  Principal
                              Industry     Amount        Value       Amount         Value       Amount         Value
                             ---------- ------------- ----------- -------------- ----------- -------------- -----------
Italy 6.7%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............            2,140,000 EUR $ 2,150,190 11,372,000 EUR $11,426,151 13,512,000 EUR $13,576,341
  6.75%, 7/01/07............            1,142,000 EUR   1,080,093  6,231,000 EUR   5,893,221  7,373,000 EUR   6,973,314
Government of Italy:
  10.50%, 4/01/05........... Government
                               Bonds    1,228,000 EUR   1,246,196 33,730,000 EUR  34,229,792 34,958,000 EUR  35,475,988
  10.50%, 9/01/05...........            3,395,000 EUR   3,509,912                             3,395,000 EUR   3,509,912
  5.00%, 5/01/08............            1,573,000 EUR   1,372,890                             1,573,000 EUR   1,372,890
                                                        9,359,281                 51,549,164                 60,908,445
Mexico 10.8%
Banco Nacional Obra Serv.,
 9.625%, 11/15/03
Protexa Construcciones SA de
 CV, 144A, 12.125%,
 7/24/02
United Mexican States:
  9.875%, 1/15/07...........                1,925,000   2,226,744     12,580,000  14,551,915     14,505,000  16,778,659
  8.625%, 3/12/08...........                1,065,000   1,177,624      6,960,000   7,696,020      8,025,000   8,873,644
  11.375%, 9/15/16..........                7,585,000   9,826,367     49,130,000  63,647,915     56,715,000  73,474,282
                                                       13,230,735                 85,895,850                 99,126,585
Netherlands 4.2%
Cellco Finance NV, 15.00%,
 8/01/05....................                2,375,000   2,277,625     11,460,000  10,990,140     13,835,000  13,267,765
Government of Netherlands:
  7.75%, 3/01/05............            2,900,000 EUR   2,748,311 14,853,000 EUR  14,076,091 17,753,000 EUR  16,824,402
  5.75%, 2/15/07............            1,436,000 EUR   1,303,874  7,833,000 EUR   7,112,286  9,269,000 EUR   8,416,160
                                                        6,329,810                 32,178,517                 38,508,327
New Zealand 1.7%
Government of New Zealand,   Government
 8.00%, 11/15/06............   Bonds    5,420,000 NZD   2,430,718 29,503,000 NZD  13,231,269 34,923,000 NZD  15,661,987
Panama .8%
Republic of Panama, 8.875%,  Government
 9/30/27....................   Bonds          960,000     949,920      6,070,000   6,006,265      7,030,000   6,956,185
Peru 1.0%
Republic of Peru, FRN,       Government
 4.50%, 3/07/17.............   Bonds        3,200,000   2,560,000      8,800,000   7,040,000     12,000,000   9,600,000
Poland 2.1%
Republic of Poland, FRN,     Government
 6.00%, 10/27/14............   Bonds        4,336,200   4,371,831     14,355,000  14,472,955     18,691,200  18,844,786
Russia 5.2%
Federation of Russia:
  Reg S, 11.00%, 7/24/18....                6,585,000   7,056,960     35,420,000  37,958,622     42,005,000  45,015,582
  12.75%, 6/24/28...........                  300,000     356,735      1,700,000   2,021,496      2,000,000   2,378,231
                                                        7,413,695                 39,980,118                 47,393,813
Spain 3.1%
Government of Spain:
  10.15%, 1/31/06...........            2,320,000 EUR   2,403,543 12,536,000 EUR  12,987,420 14,856,000 EUR  15,390,963
  8.80%, 4/30/06............            2,113,000 EUR   2,116,283 11,229,000 EUR  11,246,445 13,342,000 EUR  13,362,728
                                                        4,519,826                 24,233,865                 28,753,691

                                               Templeton Global
                                                  Governments               Templeton Global
                                                 Income Trust               Income Fund, Inc            Combined Portfolio
                                          --------------------------- ---------------------------- ----------------------------
                                            Principal                    Principal                    Principal
                               Industry      Amount         Value         Amount         Value         Amount         Value
                              ----------- -------------- ------------ --------------- ------------ --------------- ------------
Sweden 3.1%
Kingdom of Sweden, 10.25%,    Government
 5/05/03.....................    Bonds    44,500,000 SEK   $4,522,305 234,800,000 SEK  $23,861,511 279,300,000 SEK  $28,383,816
Turkey 8.9%
Republic of Turkey:
  Reg S, 10.00%, 9/19/07.....                  2,201,000    2,200,084       3,938,000    3,936,362       6,139,000    6,136,446
  12.375%, 6/15/09...........                  3,120,000    3,275,220      26,310,000   27,618,922      29,430,000   30,894,142
  11.875%, 1/15/30...........                  7,240,000    7,275,476      36,630,000   36,809,487      43,870,000   44,084,963
                                                           12,750,780                   68,364,771                   81,115,551
United Kingdom 2.5%
United Kingdom, 8.50%,        Government
 7/16/07.....................    Bonds     1,714,000 GBP    2,820,666  12,227,000 GBP   20,121,518  13,941,000 GBP   22,942,184
United States 11.2%
Federal Home Loan Mortgage
  Corp., 3.25%, 11/15/04.....                  3,052,000    3,163,306                                    3,052,000    3,163,306
Federal National Mortgage
 Association, 6.00%,
 5/15/11.....................                    920,000      909,414      21,138,000   21,908,903      22,058,000   22,818,317
U.S. Treasury Note, 5.00%,    Government
 8/15/11.....................    Bonds         9,900,000    9,967,290      65,805,000   66,252,276      75,705,000   76,219,566
                                                           14,040,010                   88,161,179                  102,201,189
Venezuela 5.1%
Republic of Venezuela,        Government
 9.25%, 9/15/27..............    Bonds         9,400,000    6,255,700      60,805,000   40,465,728      70,205,000   46,721,428
Total Long Term
 Investments                                              135,258,007                  736,987,333                  872,245,340

                                              SHARES                      SHARES                       SHARES
Short Term Investments
 2.3%
Franklin Institutional
 Fiduciary Trust Money           Cash
 Market Portfolio............ Equivalents      3,398,675    3,398,675      17,886,710   17,886,710      21,285,385   21,285,385
Total Investments 97.7%......                             138,656,682                  754,874,043                  893,530,725
Other Assets Less Liabilities
 2.3%........................                               2,736,015                   18,872,439                   21,486,076
Total Net Assets 100.0%......                            $141,392,697                 $773,746,482                 $915,016,801
Currency Abbreviations:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Unit
GBP - British Pound
NZD - New Zealand Dollar
SEK - Swedish Krona

---------------
(a) Other liabilities were adjusted to reflect $61,189 and $61,189 in merger related liabilities for the acquiring and target funds respectively.
*  Securities denominated in U.S. dollars unless otherwise indicated.

Templeton Global Income Fund, Inc.
Templeton Global Government Income Trust

Notes to Pro Forma Combining Statements (Unaudited)

1.  Basis of Combination:

   Subject to approval of the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") by the shareholders of the Templeton Global Governments Income Trust, the Templeton Global Income Fund will acquire all the net assets of the Templeton Global Governments Income Trust in exchange for the shares of Templeton Global Income Fund. The merger will be accounted for by the method of accounting for tax-free business combinations of investment companies. The pro forma combining Statement of Assets and Liabilities reflects the financial position of Templeton Global Income Fund and Templeton Global Governments Income Trust at March 1, 2002 as though the merger occurred as of that date. The pro forma combining Statement of Operations reflects the results of operations of the Templeton Global Income Fund and Templeton Global Governments Income Trust for the period March 1, 2001 to February 28, 2002 as though the merger occurred on March 1, 2002. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma financial statements are presented for the information of the reader, and should be read in conjunction with the historical financial statements of the Funds.

2.  Shares of Beneficial Interest:

   The number of shares issued was calculated by dividing the net assets of the Templeton Global Governments Income Trust at February 28, 2002 by the net asset value per share of the Templeton Global Income Fund at February 28, 2002.

                    TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 1, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Governments Income Trust (the "Trust") that the undersigned is entitled to vote at the Trust's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida at 3:00 P.M., Eastern time, on the 1st day of August 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE) AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK VOTES AS IN
                                                   THE EXAMPLE USING BLACK
                                                   OR BLUE INK              [X]

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                                                                     FOR ALL
Proposal 1 - Election of Trustees.             FOR     WITHHOLD      EXCEPT
NOMINEES:                                       [ ]       [ ]          [ ]
Frank J. Crothers, Rupert H. Johnson, Jr.,
Fred R. Millsaps and Constanine D.
Tseretopoulos

INSTRUCTION: To withhold authority to vote for any individual nominnee, mark the "For All Except" box and strike a line through the nominee's name in the list above.



                                                     FOR    AGAINST     ABSTAIN
Proposal 2 - To approve an Agreement and Plan        [ ]      [ ]         [ ]
of Acquisition between the Trust and Templeton
Global Income Fund, Inc. ("Global Income Fund") that provides for (1) the acquisition of substantially all of the assets of the Trust by Global Income Fund in exchange solely for shares of Global Income Fund, (ii) the distribution of such shares to the shareholders of the Trust, and
(iii) the complete liquidation and dissolution of the Trust.





IF YOU PLAN TO ATTEND THE ANNUAL MEETING,
PLEASE CHECK THIS BOX.                     [ ]


DATED                               , 2002
     -------------------------------

Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.



                                     ------------------------------------------
                                                   Signature



                                     ------------------------------------------
                                      Co-Owner (if any) sign in the box above



                              FOLD AND DETACH HERE






                   TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST


                                   IMPORTANT
                       PLEASE SEND IN YOUR PROXY...TODAY!

          YOU ARE URDGED TO DATE AND SIGN THE ATTACHED PROXY AND
          RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.